UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARROW ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OUR 2026 ANNUAL MEETING AND PROXY STATEMENT	Tuesday, May 12, 2026 at 8:00 a.m. MT The Inverness Denver, a Hilton Golf and Spa Resort 200 Inverness Drive West Englewood, Colorado 80112

March 30, 2026

Dear Shareholder:

You are invited to the Annual Meeting of Shareholders (the “Annual Meeting”) of Arrow Electronics, Inc. (“Arrow” or the “Company”) on Tuesday, May 12, 2026. The formal notice of the Annual Meeting and the Proxy Statement soliciting your vote at the Annual Meeting (the “Proxy Statement”) appear on the following pages.

The matters scheduled to be considered at the Annual Meeting are:

Arrow’s Board has provided voting recommendations on each proposal and believes such recommendations are in the best interests of Arrow and its shareholders, as further detailed in the Proxy Statement. We urge you to read the Proxy Statement carefully before you vote.

>	The election of the eight directors named in the Proxy Statement to serve as members of Arrow’s Board of Directors (“Board”) for a one-year term expiring at Arrow’s 2027 annual shareholder meeting;
>	The ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
>	An advisory vote to approve named executive officer compensation;
>	The approval of amendments to our Restated Certificate of Incorporation to remove supermajority voting provisions;
>	An Arrow proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold; and
>	A shareholder proposal, if properly presented at the Annual Meeting, to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold.
These matters are discussed more fully in the Proxy Statement.

Under the rules of the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders over the internet rather than mailing printed copies to each shareholder. Accordingly, you will not receive a printed copy of the proxy materials unless you request one. The Notice of Internet Availability of Proxy Materials for the Shareholder Meeting (“Notice”) includes instructions on how to access and review the proxy materials, and how to access your proxy card and vote online. If you would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice.

Please make sure you vote, regardless of whether you plan to attend the Annual Meeting. You can cast your vote in person at the Annual Meeting online by following the instructions on either the proxy card or the Notice, by telephone, or, if you received a paper copy of the proxy materials, by mailing your proxy card in the postage - paid return envelope.

WHEN:

Tuesday, May 12, 2026
8:00 a.m. MT

WHERE:

The Inverness Denver, a Hilton Golf & Spa Resort
200 Inverness Drive West

Englewood, Colorado 80112

AGENDA:

1. Elect the eight directors named in the Proxy Statement to serve as members of Arrow’s Board of Directors for a one-year term expiring at Arrow’s 2027 annual shareholder meeting.

2. Ratify the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3. Advisory vote to approve named executive officer compensation.

4a and 4b. Amend our Restated Certificate of Incorporation to remove supermajority voting provisions.

5. Advisory vote on an Arrow proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold.

6. Advisory vote on a shareholder proposal, if properly presented at the Annual Meeting, to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold.

7. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 30, 2026

You are invited to Arrow’s Annual Meeting on Tuesday, May 12, 2026. Only shareholders of record at the close of business on March 16, 2026, are entitled to notice of and to vote at the Annual Meeting.

Shareholders can vote online, by telephone, by completing and returning their proxy card, or by attending the Annual Meeting. The Notice and the proxy card have detailed instructions for voting, including voting deadlines.

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free number on your proxy card to vote by telephone.	Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.	In Person Cast your vote in person at the Annual Meeting.

Shareholders may revoke a proxy (change or withdraw their votes) at any time prior to the Annual Meeting by following the instructions in the Proxy Statement.

You may request a printed copy of the proxy materials and Arrow’s 2025 Annual Report on Form 10-K by calling 1-800-579-1639 or sending an e-mail to investor@arrow.com.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2026

The proxy materials and Arrow’s 2025 Annual Report on Form 10-K (which is not a part of the proxy soliciting material) will be available through www.proxyvote.com on or about March 30, 2026, or at investor.arrow.com/financials/financial-results.

By Order of the Board of Directors,

Carine L. Jean-Claude Corporate Secretary

LETTER FROM THE INTERIM PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fellow Shareholders,

Fiscal year 2025 was a year of progress and discipline for Arrow, marked by strong execution, improving fundamentals, and continued advancement of our long-term strategy. As a member of the Board since 2020, and now in my role as Interim CEO, I have seen firsthand the depth of talent across our organization and the commitment our teams bring to supporting customers and suppliers around the world.

Arrow’s Board brings together directors with a wide array of backgrounds, experiences, and skillsets, enabling thoughtful oversight and informed perspectives tailored to our unique business. Their collective expertise is especially important as we navigate an increasingly dynamic and evolving market environment. The Board also maintains a rigorous self-evaluation process designed to support ongoing enhancement of corporate oversight and effective succession planning for Arrow.

Arrow’s differentiated capabilities remain a distinct competitive advantage. We operate at the intersection of electronic components and enterprise IT, serving large and expanding end markets with long-term secular tailwinds. Both our Global Components and Enterprise Computing Solutions (“ECS”) businesses are well positioned to benefit from growth in cloud, AI, and data center infrastructure, particularly where our technical expertise extends our role from fulfillment to embedded partnership with our customers and suppliers.

Expanding value-added services, such as supply chain services, engineering and design, and integration services, remains central to our long-term value creation strategy. We have made great progress this past year in deepening customer engagement and delivering profitable growth. In 2025, value-added services grew as a share of total operating income, and this deliberate shift toward more margin-accretive solutions is strengthening the durability and earnings power of Arrow. Our distribution capabilities remain a fundamental part of our strategy, and our value-added services are a natural extension for Arrow.

From a demand perspective, key leading indicators strengthened as the year progressed, with book-to-bill and backlog improving, lead times extending modestly, and ordering patterns showing sequential improvement across regions. We remain focused on improving the quality, durability, and long-term returns of our business through disciplined execution of our strategy, as markets gradually recover.

Our diversified business model continues to provide balance and resilience through market cycles. ECS complements our Global Components business and remains an important growth engine, with a growing mix of software, services, and recurring revenue. Digital enablement through platforms such as ArrowSphere is expanding our role in the ecosystem and deepening customer engagement, while strategic outsourcing and as-a-service offerings are contributing to improved earnings quality.

We also remained disciplined in our capital allocation priorities. In 2025, we repurchased $150 million of Arrow stock, and since 2020, we have returned approximately $3.6 billion to shareholders through share repurchases. At the same time, we continue to reinvest in organic growth initiatives, explore strategic and financially disciplined acquisitions, and preserve a strong balance sheet.

Overall, I am pleased with our strategic execution in 2025, centered on driving growth and margin expansion. Looking ahead, we remain cautiously optimistic as industry fundamentals continue to improve across our regions. While there is still more progress to be made, our priorities are clear: execute with discipline; accelerate profitable growth; expand higher-margin value-added offerings; and continue to manage costs, working capital, and investments carefully. With a diversified model, differentiated capabilities, and a focused capital allocation strategy, we believe Arrow is well positioned to deliver sustainable long-term growth and create enduring value for our shareholders.

I encourage you to review Arrow’s corporate governance and executive compensation practices in the following pages. We appreciate your continued engagement and thank you for your ongoing support.

Sincerely,

William F. Austen

Interim President and Chief Executive Officer

ARROW ELECTRONICS, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 12, 2026

Compensation Discussion and Analysis	39

Executive Compensation	39
CEO Transition	39
Executive Summary	41
2025 Business Strategy and Performance Highlights	41
2025 Say-On-Pay	42
2025 Executive Compensation Program At-A-Glance	43
What Guides Our Program	46
The Principal Elements of Pay	46
Target Total Direct Compensation Pay Mix	46
Best Compensation Practices and Policies	48
The 2025 Executive Compensation Program in Detail	49
Base Salary	49
Annual Cash Incentives	50
Long-Term Incentive Awards	53
Arrow’s Decision-Making Process	59
The Role of the Compensation Committee	59
The Role of Management	60
The Role of the Independent Compensation Consultant	60
The Role of Peer Companies	60
Other Practices, Policies, and Guidelines	62
Stock Ownership Requirements	62
Clawback Policies	62
Insider Trading Policy	63
Policies Regarding Awarding of Equity Awards in Relation to Disclosure of Material Nonpublic Information	64
Anti-Hedging and Anti-Pledging Policy	64
Severance Policy and Change in Control Agreements	64
Retirement Programs and Other Benefits	65

Compensation Committee Report	66

Compensation of the Named Executive Officers	67

2025 Summary Compensation Table	67
All Other Compensation — Detail	68
2025 Grants of Plan-Based Awards	69
2025 Outstanding Equity Awards at Fiscal Year-End	70
Stock Vested and Options Exercised in 2025	72
2025 Nonqualified Deferred Compensation	73
Supplemental Executive Retirement Plan	73

Agreements and Potential Payouts upon Termination or Change in Control	75

Severance Policy	75
Participation Agreements	76
Change in Control Retention Agreements	76
Impact of Section 409A of the Internal Revenue Code	77
2025 Potential Payouts upon Termination	77
Performance Stock Unit, Restricted Stock Unit, and Non-Qualified Stock Option Award Agreements	81

CEO Pay Ratio	82

Pay Versus Performance	83

Proposals 4a and 4b: Amend Our Restated Certificate of Incorporation to Remove Supermajority Voting Provisions	87

The Board Recommends a Vote “For” the Amendment to Our Restated Certificate of Incorporation to Remove Supermajority Voting Provisions	87
Proposal 5: Arrow Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 25% Ownership Threshold	89

The Board Recommends a Vote “For” This Advisory Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 25% Ownership Threshold	89
Proposal 6: Shareholder Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 10% Ownership Threshold	91

The Board Recommends that Arrow’s Shareholders Vote “Against” This Proposal	91
Related Person Transactions	94

Availability of More Information	95

Multiple Shareholders with the Same Address	96

Submission of Shareholder Nominations and Proposals	97

Appendix A – Non-GAAP Executive Compensation Measures	98

Annual Cash Incentive Measure	99
Long-Term Incentive Program (LTIP) Measures	100
Three-year Average ROIC in Excess of Three-year WACC	101
Appendix B – Restated Certificate of Incorporation of Arrow Electronics, Inc.	101

2026 ANNUAL
PROXY STATEMENT

PROXY STATEMENT

ANNUAL MEETING INFORMATION

THE PURPOSE OF THIS PROXY STATEMENT

The Board of Arrow, a New York corporation, is providing this Proxy Statement to shareholders to solicit proxies to be voted at the Annual Meeting. By returning a completed proxy card, or voting by telephone or internet, you are giving instructions on how your shares are to be voted at the Annual Meeting. This Proxy Statement and the form of proxy are first being made available to shareholders of record on or about March 30, 2026.

VOTING INSTRUCTIONS

Invitation to the
Annual Meeting

Shareholders of record at the close of business on March 16, 2026, are invited to attend the Annual Meeting on Tuesday, May 12, 2026, beginning at 8:00 a.m. MT.

The Annual Meeting will be held at:

The Inverness Denver, a Hilton Golf & Spa Resort 200 Inverness Drive West Englewood, Colorado 80112

Please vote your shares by telephone or online, or if you receive printed copies of the proxy materials, complete, sign, and date your proxy card and return it promptly in the postage-paid return envelope provided. Shareholders may also attend the Annual Meeting and vote in person during the meeting. You are urged to vote at your earliest convenience, regardless of whether you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, in the name of a bank, broker, or other holder of record), you should receive instructions from such bank, broker, or other record shareholder that must be followed in order to vote such shares (including in person at the Annual Meeting). Internet and/or telephone voting is offered to shareholders owning shares in “street name” through most banks and brokers.

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares represented in a properly executed proxy card:

>
“FOR” all of the nominees for director named in this Proxy Statement
>
“FOR” the ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2026
>
“FOR” approval of the named executive officer compensation as described in the Compensation Discussion and Analysis (“CD&A”) section contained herein
>
“FOR” each of the amendments to our Restated Certificate of Incorporation to remove supermajority voting provisions (Proposals 4a and 4b)
>
“FOR” the Arrow proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold
>
“AGAINST” the shareholder proposal, if properly presented at the Annual Meeting, to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold

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2026 ANNUAL
PROXY STATEMENT

SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record at the close of business on March 16, 2026 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 51,084,070 shares of Arrow common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The presence in person or by proxy of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum.

A complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during the Annual Meeting.

REVOCATION OF PROXIES

The person giving a proxy may revoke it at any time prior to the time it is voted at the Annual Meeting by giving written notice to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9151 East Panorama Circle, Centennial, Colorado 80112. If the proxy was given by telephone or internet, it may be revoked by voting again via telephone or internet. You may also withdraw your proxy by attending the Annual Meeting and voting in person. Attending the meeting, by itself, will not revoke an earlier submitted proxy. If your shares are held in “street name,” you must contact the record holder of the shares regarding how to revoke your proxy.

COST OF PROXY SOLICITATION

Arrow pays the cost of soliciting proxies. Arrow has retained D.F. King & Co., Inc. (“DF King”) to assist in soliciting proxies at an anticipated cost of approximately $20,000, plus additional amounts for fees, costs, and expenses incurred by third-party vendors engaged by DF King and out-of-pocket expenses. Arrow will supply soliciting materials to the brokers, fiduciaries, and custodians holding Arrow common stock in a timely manner so they may send the materials to each beneficial owner. Arrow will reimburse the brokers, fiduciaries, and custodians for their expenses in so doing. In addition to this solicitation by mail, the Board, employees, and agents of Arrow may solicit proxies in person, by electronic communication, or by telephone.

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2026 ANNUAL
PROXY STATEMENT

VOTING MATTERS AND VOTE RECOMMENDATIONS

PROPOSAL	BOARD’S VOTING RECOMMENDATION
1	Election of eight directors (page 9)	FOR Each Nominee
● Slate of highly qualified nominees with a wide range of backgrounds, experiences, and skillsets to guide and oversee Arrow’s unique and evolving business

2	Ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (page 36)	FOR

●
Ernst & Young LLP is an independent accounting firm with the required knowledge and experience to effectively audit Arrow’s financial statements
●
Audit and non-audit services are pre-approved by the Board’s Audit Committee (“Audit Committee”)

3	Advisory vote to approve named executive officer compensation (page 38)	FOR
● Our executive compensation program is designed to align pay with performance and takes into account shareholder feedback and interests

4a 4b	Amend our Restated Certificate of Incorporation to remove supermajority voting provisions (page 86)	FOR

●
At our 2025 annual shareholder meeting, an advisory shareholder proposal passed to remove supermajority voting provisions in our Certificate of Incorporation and under applicable law
●
As a result, Arrow is requesting shareholder approval to remove supermajority voting provisions in our Restated Certificate of Incorporation (Proposal 4a); and override the default statutory requirements under the New York Business Corporation Law requiring supermajority votes to approve certain corporate transactions (Proposal 4b)

5	Arrow proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold (page 88)	FOR

●
The Board recognizes that providing shareholders with the ability to call special shareholder meetings is a meaningful governance mechanism
●
The Board believes a 25% ownership threshold to call a special meeting strikes the appropriate balance between enhancing shareholder rights and protecting the long-term interests of Arrow and its shareholders. The Board does not support the 10% ownership threshold in the related shareholder proposal (see below)

6	Shareholder proposal to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold (page 90)	AGAINST

●
Enabling the holders of only 10% of Arrow’s outstanding stock to call special meetings at any time and for any purpose could subject Arrow and the Board to disruption from a relatively small percentage of our shareholders, including special interest groups with an agenda that is not in the best interests of Arrow or our long-term shareholders
●
Arrow is requesting that shareholders instead approve its counterproposal that would allow holders of 25% of Arrow’s outstanding stock to call special meetings, which is more protective of smaller and long-term shareholders and aligned with market standard practices (see above)

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2026 ANNUAL
PROXY STATEMENT

VOTING YOUR SHARES

Shareholders can vote online, by telephone, by completing and returning the proxy card, or by attending the Annual Meeting and voting in person. The Notice and the proxy card have detailed instructions for voting, including voting deadlines.

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free number on your proxy card to vote by telephone.	Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.	In Person Cast your vote in person at the Annual Meeting.

Arrow’s Board has provided voting recommendations on each proposal and believes that such recommendations are in the best interests of Arrow and its shareholders. We urge you to read this Proxy Statement carefully before you vote. Your vote is important regardless of the number of shares you own.

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2026 ANNUAL
PROXY STATEMENT

PROXY STATEMENT HIGHLIGHTS

COMPANY OVERVIEW

Arrow sources and engineers technology for thousands of leading manufacturers, service providers, and users of enterprise computing solutions. Arrow has one of the world’s broadest portfolios of product offerings available from leading electronic components and enterprise computing solutions suppliers. Equipped with a range of services, solutions, and software, Arrow helps industrial and commercial customers introduce innovative products, reduce their time to market, and enhance their overall competitiveness.

Arrow believes that economic success comes from more than just financial growth. As technology’s benefits reach more people, Arrow’s addressable market continues to expand, promoting a healthy economy.

EXECUTIVE COMPENSATION HIGHLIGHTS

Components of 2025 Executive Compensation Program

Our 2025 executive compensation program remained the same as the prior year, other than the addition of a three-year relative Total Shareholder Return performance metric to PSU grants to certain executive officers and the recalibration of target LTIP awards applicable to certain executives. For additional information about the program and these changes, see “The 2025 Executive Compensation Program in Detail” on page 48.

The following summarizes the annual components of our 2025 executive compensation program. Because this summary is intended to illustrate the annual executive compensation program, we have excluded William (“Bill”) Austen due to his unique compensation arrangements as Arrow’s Interim President and Chief Executive Officer and have based the “CEO” pie charts on the target compensation awarded to Sean Kerins, who was serving as Arrow’s President and CEO (“CEO”) when 2025 executive compensation decisions were made.

CEO	Other Named Executive Officers ("NEOs")	Description
CASH			
Annual Base Salary			
	11%	18%	> Base salary is set at market-competitive levels relative to comparable jobs at similar companies and also reflects the performance and experience of executives
Annual Cash Incentive Compensation			
	21%	18%	> Annual cash incentives are performance-based rewards that are subject to forfeiture ("at-risk") > Payouts are based on the achievement of pre-established financial and quantitative strategic metrics – Absolute EPS (70%) and Strategic Goals (30%)
EQUITY			
Long-Term Incentive Compensation			
	68%	64%	> Long-term incentives are designed to promote a balanced focus on driving performance, retaining talent, and aligning the interests of Arrow's executives with those of its shareholders > Long-term incentives in the form of equity awards are at-risk as their value fluctuates based on our stock price performance and, in the case of Performance Stock Units, based on the achievement of pre-established performance goals

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2026 ANNUAL
PROXY STATEMENT

CORPORATE GOVERNANCE HIGHLIGHTS

Arrow believes that strong corporate governance is critical to achieving long-term shareholder value. The Board has implemented and regularly assesses Arrow’s corporate governance practices and policies to ensure independent and effective oversight. The following table highlights some of Arrow’s corporate governance practices and policies:

● ● ● ● ● ● ● ● ●	● ● ● ● ● ● ●
●
Annual election of directors
●
Annual advisory say-on-pay vote
●
All director nominees other than our interim CEO are independent
●
Independent Board Chair
●
Independent Board committees
●
The Board’s Corporate Governance Committee (“Corporate Governance Committee”) annually reviews director time commitments before nominating director candidates
●
Robust Board and committee oversight of Arrow’s operations, risks, and strategy
●
Overboarding limitations applicable to all directors, including more stringent limits on outside directorships for our Board Chair and directors who also serve as public-company executive officers
●
Rigorous stock ownership guidelines for directors and key executives
●
Anti-hedging and anti-pledging policy
●
Thorough and thoughtful succession planning process for our executive leadership team and directors

●
Added three new independent directors in the last three years
●
Proxy access rights for shareholders
●
Board committee oversight of corporate stewardship and impact
●
Annual Board and committee self-assessments
●
Individual director peer evaluations
●
Resignation policy for directors not receiving a majority vote (see description below under subheading “Director Resignation Policy”)
●
Active shareholder engagement (see description below under subheading “Shareholder Engagement and Feedback”)
●
Dodd-Frank compensation clawback policy applicable to executive officers and incentive compensation clawback policy applicable to executive officers and other senior management
●
Worldwide Code of Business Conduct and Ethics, applicable to all directors, officers, and employees
●
No shareholder rights plan (“poison pill”)
●
Continuing education opportunities for directors on topics relevant to the evolving needs of Arrow

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2026 ANNUAL
PROXY STATEMENT

SHAREHOLDER ENGAGEMENT AND FEEDBACK

We regularly and proactively engage with our shareholders to better understand their views, and our Board and management team consider their input, along with emerging best practices, as we monitor and evaluate our corporate governance practices, Board composition and executive management succession planning, executive compensation program, and corporate stewardship and impact practices, among other matters. Our management proposals at last year’s annual shareholder meeting received strong support, which we believe reflects shareholder confidence in the overall philosophy and design of our corporate governance structure and executive compensation program.

In the fall of 2025, we conducted off-season engagement with a range of top institutional investors to discuss the CEO transition, solicit perspectives on the potential changes to the compensation program, and surface any areas of potential concern. In these discussions, we also provided an update on the Board’s response to the 2025 simple majority shareholder proposal, which received support from a majority of votes cast; shareholders supported our plan to respond to the vote outcome by amending our Certificate of Incorporation to eliminate supermajority voting requirements. The proposed amendments are described in greater detail in Proposals 4a and 4b, below. Arrow reached out to 33 shareholders representing approximately 83% of shares then outstanding, along with both proxy advisors (ISS and Glass Lewis). Thirteen shareholders representing approximately 31% of shares then outstanding and both proxy advisors accepted the offer to engage.

Board Refreshment

The Board believes in balancing the fresh perspectives brought by newer directors with the deep understanding of Arrow’s business and institutional knowledge provided by longer-serving directors. Accordingly, Arrow has maintained a deliberate mix of new and longer-tenured directors on the Board, and the Corporate Governance Committee is focused on ensuring the optimal mix of tenures, backgrounds, skills, and perspectives for Arrow. Additionally, as further discussed below under the subheading “Independence,” all Board members are independent except for our Interim President and CEO, Mr. Austen, and the Board views the perspective and contributions of independent directors as critical in objectively overseeing Arrow’s strategy, risks, and opportunities. Over the last three years, Arrow has added three new independent directors – Mr. Chen, Mr. Hayford, and Ms. McDowell – each of whom has unique skills and experience that support the Board’s oversight of Arrow’s strategic goals and initiatives.

See the description below under subheading “Board Nominations and Succession” regarding the Board refreshment process.

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2026 ANNUAL
PROXY STATEMENT

Snapshot of Director Nominees

Below is a snapshot of the expected composition of Arrow’s Board immediately following the Annual Meeting, assuming the election of the eight nominees named in this Proxy Statement.

Skill/Experience	Nominees
Leadership	8
Risk Management	8
Global Business and Operations	8
Financial	8
Legal and Regulatory Oversight	5
Technology and Cybersecurity	8
Artificial Intelligence	2
Supply Chain Management	4
Crisis Management	6
Strategy and M&A	8
Brand and Marketing	6
Corporate Governance	8
Human Capital	7
Environmental and Climate Strategy	4

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2026 ANNUAL
PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW.

If elected by our shareholders at the Annual Meeting, each nominee will serve a one-year term expiring at our 2027 annual shareholder meeting. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

All nominees identified below are current members of the Board. They have been recommended for re-election to the Board by the Corporate Governance Committee and approved and nominated for re-election by the Board. Gail Hamilton was not nominated for re-election at the Annual Meeting, and the size of the Board will be reduced to eight following the end of her term. In accordance with Arrow’s By-Laws (the “By-laws”), the eight nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors, subject to the Director Resignation Policy described below.

If you are a beneficial owner of shares held in “street name” through a broker, fiduciary, or custodian and do not provide the organization that holds your shares with specific voting instructions, then the organization may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. An uncontested election of directors is not considered “routine” under the New York Stock Exchange (“NYSE”) rules. As a result, if a shareholder holds shares in street name, the applicable broker, fiduciary, or custodian is not permitted to exercise voting discretion with respect to this proposal. For this reason, if a “street name” holder does not give the broker, fiduciary, or custodian specific instructions, the shares will not be voted on this proposal, which is referred to as a “broker non-vote.” Broker non-votes and withholding authority to vote for a director nominee will have no effect on the outcome of this proposal (though a director nominee that receives a greater number of “WITHHELD” votes than “FOR” votes in an uncontested election is required by the Board’s Director Resignation Policy to tender his or her resignation to the Board, as discussed in greater detail below under the heading “Director Resignation Policy”).

BOARD MEMBERSHIP REQUIREMENTS

In accordance with Arrow’s Corporate Governance Guidelines, members of the Board should have the following skills, abilities, and qualifications:

>	The education, business experience, and current insight necessary to understand Arrow’s business;
>	The ability to evaluate and oversee direction, performance, and guidance for the success of Arrow;
>	The ability to primarily represent the interests of Arrow’s shareholders while being attuned to the needs of Arrow’s employees, the communities in which Arrow operates, and other stakeholders;
>	The ability to devote the necessary interest and time to fulfill all director responsibilities over a period of years, including committing to prepare for, attend, and meaningfully participate in substantially all scheduled Board and Board committee meetings and the annual shareholder meeting;
>	Independence and strength of conviction coupled with the ability to leave behind personal prejudice so as to be open to different points of view;
>	The willingness and ability to appraise the performance of executive management objectively and constructively and, when necessary, recommend appropriate changes;

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2026 ANNUAL
PROXY STATEMENT

>	Adherence to Arrow’s limits on outside board service, including a maximum of three public company boards for the Board Chair, a maximum of two public company boards for a director who is also a public company executive officer, and a maximum of four public company boards for all other directors (in all cases including Arrow’s Board);
>	The avoidance of any activity or interest that might, or might appear to, conflict with his or her fiduciary responsibilities to Arrow, except in unusual circumstances and then only with the formal approval of disinterested directors; and
>	The ability to satisfy all other criteria established by the Board from time to time, including functional skills, corporate leadership, international business experience, or other attributes that will contribute to the development and expansion of the Board’s knowledge and capabilities.

BOARD NOMINATIONS AND SUCCESSION

During the course of the year, the Corporate Governance Committee regularly oversees and plans for director succession and evaluates potential Board candidates to ensure the Board has an appropriate mix of skills, experience, tenure, and range of backgrounds that supports Arrow’s long-term strategy. The Corporate Governance Committee has retained a third-party recruitment firm to assist in identifying and evaluating potential Board nominees.

The Corporate Governance Committee oversees Arrow’s annual director nomination process and, as part of that process, evaluates each potential nominee’s qualifications, skills, attributes, capacity, time commitments, and adherence to Arrow’s outside board limitations. For potential nomination for election to the Board, the Corporate Governance Committee considers currently serving Board members and continually evaluates potential new candidates. Based on this process, the Corporate Governance Committee makes recommendations to the Board that assist the Board in determining who it should appoint or nominate to stand for election, as applicable.

Arrow uses the following process for assessing needs, identifying candidates, and nominating new director candidates for election or appointment.

Conduct Board and Committee Evaluations. Pursuant to Arrow’s Corporate Governance Guidelines and the charters of each Board committee, the Board and its committees conduct annual self-evaluations of their effectiveness.

>	Review Board and Committee Composition and Establish Search Priorities. Utilizing the results of the Board and Board committee self-evaluations and taking into account Arrow’s current Board composition, strategic interests and priorities, its industry and market, the qualifications set forth in its Corporate Governance Guidelines, and other relevant considerations, the Corporate Governance Committee, in consultation with the Board, identifies the desired skills, attributes, expertise, experience, availability, and background that would enable one or more additional directors to add value to the Board and its committees. If the Corporate Governance Committee determines to initiate a director search, it may engage a director search firm and provide the parameters for the search.
>	Review Director Candidates. Once a director search identifies potentially suitable candidates, the Corporate Governance Committee, with input from the entire Board, makes a list of final candidates. This list may also include any candidates duly submitted by shareholders. The Board Chair, the CEO, and selected members of the Corporate Governance Committee then meet with each candidate to evaluate his or her suitability for Board membership in relation to the time commitments, skills, attributes, expertise, experience, availability, and background desired of a new director.

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>	Recommendation and Nomination of Candidates for Board. If, based on the above review process, the Corporate Governance Committee identifies one or more suitable potential Board candidates, the Corporate Governance Committee will recommend the candidate(s) to the Board, and the Board will determine whether to nominate such candidate(s) for election by the shareholders at the next annual shareholder meeting; provided that any Board vacancy may be filled by a majority vote of the current Board, and any director elected by the Board to fill a vacancy will serve until the next annual shareholder meeting.
>	Director Election at Annual Meeting and Committee Assignments. All director nominees obtaining a plurality of the votes cast at the annual shareholder meeting will be elected to serve on the Board (subject to Arrow’s Director Resignation Policy, as discussed below under the heading “Director Resignation Policy”). At the Board meeting immediately following the annual shareholder meeting, the Corporate Governance Committee will make recommendations regarding, and the Board will ultimately approve, the committee assignments for the elected directors, including the committee chairs.

The graphic below summarizes the factors the Corporate Governance Committee considers in evaluating potential candidates for Board membership.

As a result of our comprehensive refreshment and recruitment efforts, Arrow has welcomed three new independent directors to the Board in the last three years. This approach has resulted in new directors who bring a mix of skills, experience, tenure, and a range of backgrounds that align with the evolving needs of the business and support Arrow’s long-term strategy.

The Corporate Governance Committee considers shareholder recommendations of Board nominees as well as those recommended by current directors, officers, employees, and others. Such recommendations may be submitted to Arrow’s Chief Governance, Sustainability, and Human Resources Officer, Gretchen Zech, at Arrow Electronics, Inc., 9151 East Panorama Circle, Centennial, Colorado 80112, who will forward them to the Corporate Governance Committee. Potential candidates suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as other candidates.

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PROXY STATEMENT

BOARD COMPOSITION

Whenever the Corporate Governance Committee evaluates a potential candidate for Board membership, it considers that individual in the context of the composition of the Board as a whole. The Corporate Governance Committee is committed to maintaining a Board with a variety of perspectives and experiences that enhance the quality of decision making. Accordingly, the Board believes that its membership should include, directors with a variety of backgrounds, attributes, and experiences. The Board demonstrates a varied and qualified composition in the following ways:

>	All but one of Arrow’s director nominees (i.e., Mr. Austen) are independent, and all of the nominees have a broad range of experience in varying fields, including, among others, software development and sales, business strategy consulting, hospitality services, intellectual property, electronics and computer hardware manufacturing and distribution, business services, telecommunication products, cloud services, artificial intelligence, and research and development.
>	Seven of Arrow’s director nominees hold or have held directorships at other U.S. public companies.
>	Seven of Arrow’s director nominees have served as chief executive officers, and all have demonstrated exceptional leadership, management, and strategic thinking capabilities gained from deep experience leading global companies.
>	The Board has retained a recruitment firm to assist the Corporate Governance Committee in actively identifying and evaluating qualified Board candidates.

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Director Nominee Experience, Skills, and Background Matrix

8 Director Nominees:	William Austen	Lawrence (Liren) Chen	Steven Gunby	Michael Hayford	Andrew Kerin	Carol Lowe	Mary McDowell	Gerry Smith
Experience and Skills
Leadership	Leadership experience facilitates effective oversight of management, informs development of Arrow’s strategy, and enhances the Board’s succession planning process.

Risk Management	Experience assessing and managing risk enables directors to effectively oversee and mitigate the most significant risks facing Arrow.

Global Business and Operations

Background and experience managing global relationships and engaging with international stakeholders supports the Board’s oversight of key risks involving our global customer and supplier bases and of strategic decision making relating to our complex worldwide business.

Financial

Demonstrated financial experience enables in-depth analysis of our financial statements and informed decision-making regarding our capital structure, financial transactions, and financial reporting processes.

Legal and Regulatory Oversight

Experience with legal and regulatory oversight enables directors to effectively oversee compliance with legal and regulatory requirements and the related policies, procedures, and controls for ensuring such compliance.

Technology and Cybersecurity

Experience navigating the ever-changing technology landscape enables sharpened oversight of the innovative products, services, and systems central to our business and supports Arrow’s long-term strategic planning. Experience with privacy and information security and cybersecurity oversight is critical to helping Arrow manage and plan to defend against significant cybersecurity risks.

Artificial Intelligence

Experience in the development, management, or deployment of AI systems supports the Board in overseeing the responsible implementation of quickly evolving generative and traditional AI technologies into Arrow’s worldwide business and operations.

Supply Chain Management

Substantial knowledge of supply chain management enables enhanced oversight of our product and service offerings and sharpens focus on our business strategy to be the premier technology-centric, go-to-market, and supply chain services company on the planet.

Crisis Management

In conjunction with the Board’s oversight of Arrow’s overall Enterprise Risk Management function, crisis management experience allows the Board to assist Arrow in mapping out a crisis response plan and navigating a crisis in the rare event one should occur.

Strategy and M&A	Experience in strategic planning and mergers and acquisitions is critical in formulating and implementing Arrow’s continued growth strategy.

Brand and Marketing	Brand and marketing experience enables the Board to provide valuable insight into the alignment of brand definition with Arrow’s long-term strategy as a driver of value.

Corporate Governance

Directors with experience in corporate governance assist Arrow in implementing effective and compliant corporate governance practices for the benefit of our various stakeholders in the continually evolving corporate governance landscape.

Human Capital

Human capital management experience supports the Board’s oversight of the development, implementation, and effectiveness of practices, policies, and strategies relating to Arrow’s workforce, including talent attraction and development, corporate culture, and belonging.

Environmental and Climate Strategy

Experience in climate change risk management strategies and other climate-related issues enables enhanced Board oversight of environmental and climate-related policies, strategies, compliance, and priorities.

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BIOGRAPHIES OF DIRECTOR NOMINEES

Based on each nominee’s experience, attributes, and skills, which exemplify the important characteristics described above, the Corporate Governance Committee has concluded that each nominee possesses the appropriate qualifications to serve as a director of Arrow.

Independent Board Chair	Steven H. Gunby	Age: 68 Director Since: 2017
CAREER HIGHLIGHTS
	FTI Consulting, Inc. (NYSE: FCN) ● President, Chief Executive Officer, and a director since 2014. Breakthru Beverage Group LLC ● A director from 2016 to 2018.	The Boston Consulting Group ● Senior Partner and Global Leader of Transformation from 2010 to 2014. ● Senior Partner and Chairman, North and South America from 2002 to 2009.

REASONS FOR NOMINATION

At FTI, a business consultancy firm specializing in corporate finance and restructuring, economic consulting, forensic and litigation consulting, strategic communications, and technology and strategy consulting, Mr. Gunby’s focus as President and Chief Executive Officer has been turning FTI into a vibrant, profitable growth engine through significant operational, strategy, cultural, and leadership changes. At BCG, Mr. Gunby also focused on transformative growth, helping move the Americas operation from a period of flat headcount growth and diminished profitability to double-digit headcount and revenue growth, and substantially higher profit growth. The Board believes that Mr. Gunby’s experience as a President and Chief Executive Officer of a public company, which has given him extensive experience in corporate transformations, human capital management, and corporate governance (among other things), and his proven record of accomplishments, make him a valuable member of the Board and suited to serve as our independent Board Chair. As Board Chair, Mr. Gunby has demonstrated strong leadership and effective functioning and governance of the Board.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●FTI Consulting, Inc.

William F. Austen	Age: 67 Director Since: 2020
CAREER HIGHLIGHTS

Arrow Electronics, Inc. (NYSE: ARW)

●
Interim President and Chief Executive Officer since 2025.

Arconic Corporation (Formerly NYSE: ARNC)

●
A director from 2020 to 2023.

Tennant Company (NYSE: TNC)

●
A director from 2007 to 2022.

Bemis Company, Inc. (Formerly NYSE: BMS)

●
President, Chief Executive Officer, and director from 2014 until Bemis was acquired by Amcor Limited in 2019.
●
Executive Vice President and Chief Operating Officer from 2013 to 2014.

REASONS FOR NOMINATION

Mr. Austen was appointed as Arrow’s Interim President and CEO in September 2025 due to his extensive knowledge of Arrow’s business, relevant industry experience, and background as the Chief Executive Officer and a member of the board of directors of Bemis, a complex global material science and manufacturing company. At Bemis, Mr. Austen gained expertise in global manufacturing and operations, international mergers and acquisitions, business integration, and public company corporate governance. Prior to his appointment as Arrow’s Interim President and CEO, Mr. Austen served as Chair of the Corporate Governance Committee and as a member of the Board’s Compensation Committee. The Board believes that Mr. Austen’s tenure on the Board, coupled with his decades of leadership and international business experience, has uniquely positioned him to proficiently guide Arrow through this transitional phase and act as an effective liaison between management and the Board.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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Independent Director Committees: Audit	Lawrence (Liren) Chen	Age: 55 Director Since: 2024
CAREER HIGHLIGHTS
InterDigital, Inc. (Nasdaq: IDCC) ● President, Chief Executive Officer, and a director since 2021. U.S. Chamber of Commerce China Advisory Committee ● Member since 2022.

Qualcomm Inc. (Nasdaq: QCOM)

●
Senior Vice President, Global Head of IP, Legal Counsel from 2019 to 2021.
●
From 1996 to 2019, positions of increasing seniority, including Senior Vice President of Engineering, Legal Counsel.

REASONS FOR NOMINATION

Mr. Chen has deep technology-sector experience, currently serving as President, Chief Executive Officer, and a member of the board of directors of InterDigital, a global research and development company focused on wireless, video, artificial intelligence, and related technologies. Prior to joining InterDigital, Mr. Chen spent 25 years at Qualcomm Inc., rising to the position of Senior Vice President, Global Head of IP, Legal Counsel, in which he oversaw Qualcomm’s world-wide intellectual property portfolio and led technology, business strategy, product management, and global ecosystem development for Qualcomm Technology Licensing. Mr. Chen also holds 28 granted patents in the United States and over 120 granted patents worldwide. The Board believes that Mr. Chen’s experience leading a global technology company, his expertise in Asian markets, and his deep technical and AI expertise will assist the Board in overseeing Arrow’s growth and innovation goals. Mr. Chen is considered an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●InterDigital, Inc.

Independent Director Committees: Audit	Michael D. Hayford	Age: 66 Director Since: 2024
CAREER HIGHLIGHTS

NCR Corporation (Formerly NYSE: NCR)

●
President, Chief Executive Officer, and a director from 2018 to 2023.

National Infrastructure Advisory Council

●
Member from 2022 to 2025 (appointed by the President of the United States).

Endurance International Group Holdings, Inc. (Formerly Nasdaq: EIGI)

●
A director from 2013 to 2018.

Motive Partners

●
Founder and Senior Advisor from 2015 to 2018.

Fidelity National Information Services, Inc. (NYSE: FIS)

●
Executive Vice President and Chief Financial Officer from 2009 to 2013.

Metavante Technologies, Inc.

(Formerly NYSE: MV)

●
A director from 2007 to 2009.
●
President and Chief Operating Officer from 2007 to 2009.
●
Chief Financial Officer from 2001 to 2006.
●
Other senior positions of increasing seniority from 1992 to 2001.

West Bend Mutual Insurance Company

●
A director from 2006 to 2018.

REASONS FOR NOMINATION

Mr. Hayford has strong strategic and operational leadership experience developed over an extensive career in technology, payments, and financial services. Mr. Hayford previously served as the Chief Executive Officer of NCR, a global enterprise technology company focused on providing software, services, and infrastructure support to businesses in the banking, retail, and food service industries. He has also previously served as the Chief Financial Officer of a public company and on multiple boards of directors. The Board believes that Mr. Hayford’s experience in leading strategy, operational execution, and finance at large organizations positions him to bring valuable insight to the Board, particularly in its focus on Arrow’s operational efficiency, strategic execution, and transformation. Mr. Hayford is considered an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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Independent Director Committees: Compensation & Corporate Governance (Chair)	Andrew C. Kerin	Age: 62 Director Since: 2010
CAREER HIGHLIGHTS
Towne Park ● Chief Executive Officer and a director since 2017. The Brickman Group, Ltd. ● Chief Executive Officer and a director from 2012 to 2016.

Aramark Corporation (NYSE: ARMK)

●
Executive Vice President and Group President, Global Food, Hospitality and Facility Services from 2009 to 2012.
●
Executive Vice President and Group President, North America Food from 2006 to 2009.
●
Appointed as Senior Vice President in 2004.
●
President, Aramark Healthcare and Education from 1995 to 2004.

REASONS FOR NOMINATION

Mr. Kerin brings over 30 years of experience leading business service companies and building service teams across the globe. The Board believes that Mr. Kerin’s deep operational and strategic expertise in the service industry as the Chief Executive Officer of Towne Park and formerly at the Brickman Group, along with his more than 17-year career with Aramark, makes him uniquely qualified in assisting the Board’s oversight of, and guiding management in growing, Arrow’s various services offerings.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

Independent Director Committees: Audit (Chair) & Corporate Governance	Carol P. Lowe	Age: 60 Director Since: 2021
CAREER HIGHLIGHTS

FLIR Systems, Inc. (Formerly Nasdaq: FLIR)

●
Executive Vice President and Chief Financial Officer from 2017 to 2021.

Duravant LLC

●
A director since 2023.

Novolex

●
A director since 2021.

EMCOR Group, Inc. (NYSE: EME)

●
A director since 2017.

TCW Special Purpose Acquisition Corp.

(Formerly NYSE: TSPQ)

●
A director from 2021 to 2022.

Sealed Air Corporation (NYSE: SEE)

●
Senior Vice President and Chief Financial Officer from 2012 to 2017.

CYTEC Industries, Inc. (Formerly NYSE: CYT)

●
A director from 2008 to 2015.

Carlisle Companies Incorporated (NYSE: CSL)

●
President, Carlisle Food Service Products in 2012.
●
President, Trail King Industries from 2008 to 2011.
●
Vice President and Chief Financial Officer from 2004 to 2008.

REASONS FOR NOMINATION

Ms. Lowe has valuable experience and a depth of knowledge in many aspects of finance, business services, strategic planning, business development, and information technology. Among other significant roles, Ms. Lowe previously served as the Chief Financial Officer of FLIR Systems, a global developer and manufacturer of advanced sensors, detection systems, and imaging products. The Board believes that her record of instilling knowledge-based, performance-driven cultures throughout her career enables her to provide insightful contributions to Arrow. Ms. Lowe is considered an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●EMCOR Group, Inc.

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Independent Director Committees: Compensation & Corporate Governance	Mary T. McDowell	Age: 61 Director Since: 2023
CAREER HIGHLIGHTS

Mitel Networks Corporation

●
President and Chief Executive Officer from 2019 to 2021.
●
A director from 2019 to 2022, and Board Chair from 2021 to 2022.

Zebra Technologies Corporation (Nasdaq: ZBRA)

●
A director since 2025.

Informa Tech Target, Inc. (Nasdaq: TTGT)

●
Board Chair from 2024 to March 2026.

Autodesk, Inc. (Nasdaq: ADSK)

●
A director from 2010 to 2025.
●
Compensation Committee Chair from 2013 to 2025.

The Informa Group plc (LSE: INF)

●
A director from 2018 to 2024.
●
Senior Independent Director from 2021 to 2024.

Polycom, Inc.

●
Chief Executive Officer and a director from 2016 to 2018.

Bazaarvoice, Inc. (Formerly Nasdaq: BV)

●
A director from 2014 to 2016, and Compensation Committee Chair from 2015 to 2016.

UBM plc. (Formerly LSE: UBM)

●
A director from 2014 to 2018.

Nokia Corporation (NYSE: NOK)

●
Executive Vice President from 2004 to 2012.

REASONS FOR NOMINATION

Ms. McDowell has strong strategic and operational leadership experience developed over an extensive career in the technology industry, owing to her previous roles as Chief Executive Officer of two global technology-focused organizations and the chair of a public company board of directors. The Board believes that this background allows Ms. McDowell to effectively contribute to the Board’s overall leadership structure and provide valuable insights into Arrow’s core businesses and the markets in which they operate. Ms. McDowell also has a proven track record leading strategic transformations and implementing cutting-edge innovation in the fast-moving technology space, including global businesses with diverse product lines and extensive distribution networks, which the Board believes will help Arrow develop, refine, and implement its growth strategy.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●Zebra Technologies Corporation

Independent Director Committees: Compensation (Chair)	Gerry P. Smith	Age: 62 Director Since: 2020
CAREER HIGHLIGHTS
The ODP Corporation (Formerly Nasdaq: ODP) ● Chief Executive Officer and a director from 2017 to 2025. Zero100 ● Member of advisory board in 2022 (Founding Member).

Lenovo Group Limited (SEHK: 992)

●
Executive Vice President and Chief Operating Officer from 2016 to 2017.
●
Executive Vice President and President of Data Center Group in 2016.
●
Chief Operating Officer of the Personal Computing Group and Enterprise Business Group from 2015 to 2016.
●
President of the Americas from 2013 to 2015.
●
President, North America and Senior Vice President, Global Operations from 2012 to 2013.
●
Senior Vice President of Global Supply Chain from 2006 to 2012.

REASONS FOR NOMINATION

Mr. Smith has extensive leadership experience owing to his previous role as Chief Executive Officer of the ODP Corporation, the parent company of Office Depot and OfficeMax, as well as other senior executive experience. He also brings to the Board technology-industry-specific strategic, operational, and managerial expertise gained through a more than 25-year career with Lenovo and Dell. Additionally, the Board believes that Mr. Smith has uniquely valuable expertise in positioning companies for future growth and success, managing global businesses, increasing operating profit, and managing complex integrations.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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2026 ANNUAL
PROXY STATEMENT

DIRECTOR RESIGNATION POLICY

The Board has adopted a Director Resignation Policy that requires any director nominee receiving a greater number of votes “WITHHELD” than votes “FOR” in an uncontested election to, within five (5) days of the certification of the shareholder vote, tender a letter of resignation to the Board Chair for consideration by the Corporate Governance Committee. The Corporate Governance Committee will then promptly make a recommendation to the Board to accept or reject the director’s resignation. The Board must then take action with respect to the tendered resignation within 90 days following the date of the shareholders’ meeting at which the election occurred and then publicly disclose its decision in a Form 8-K filed with the SEC, together with a description of the process by which the decision was made and, if applicable, the factors considered by the Board in determining to reject the tendered resignation. A director whose resignation is under consideration may not participate in the deliberations of the Corporate Governance Committee or Board regarding his or her resignation. The Director Resignation Policy can be found under “Governance Documents” at the “Leadership and Governance” sub-link of Arrow’s Investor Relations page at investor.arrow.com.

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2026 ANNUAL
PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Board annually elects a Chair after taking into account the recommendation of the Corporate Governance Committee following its annual review of the Board’s leadership structure, which typically takes place immediately after the annual shareholder meeting.

Among other responsibilities, the Board Chair:

●	Acts as the key liaison between the Board and management;
●	Sets timing, location, and agendas for meetings of the Board (in consultation with Arrow’s senior management and committee chairs);
●	Sets the agenda and presides over all executive sessions of the independent directors;
●	Presides over Board and shareholder meetings;
●	Works closely with the Corporate Governance Committee to recommend committee chairs and committee assignments;
●	Engages with investors and consults other key stakeholders, as appropriate;
●	Assists the Corporate Governance Committee in conducting searches for director candidates and evaluating whether to nominate additional directors for Board membership; and
●	May call special meetings of the Board.

Arrow does not require the separation of its Board Chair and CEO positions, but they are currently separate. The Board believes that separating the Board Chair and CEO positions effectively allocates authority, responsibility, and oversight between management and the independent members of our Board and supports independent oversight of management. For these reasons, the Board believes the separation of the Board Chair and CEO positions continues to be the appropriate leadership structure and best serves the interests of our shareholders at this time.

When the Board Chair is not independent, Arrow’s Corporate Governance Guidelines state that the Board should appoint a Lead Independent Director with clearly defined responsibilities.

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2026 ANNUAL
PROXY STATEMENT

COMMITTEES

Committee membership and chair assignments are reviewed no less than annually by the Corporate Governance Committee, which makes committee appointments and chair recommendations to the Board.

The table below shows current committee membership as of the date of this Proxy Statement.

Committee
Name	Independent	Audit	Compensation	Corporate Governance
William F. Austen
Lawrence (Liren) Chen	✓	M
Steven H. Gunby	✓
Gail E. Hamilton	✓	M		M
Michael D. Hayford	✓	M
Andrew C. Kerin	✓		M	C
Carol P. Lowe	✓	C		M
Mary T. McDowell	✓		M	M
Gerry P. Smith	✓		C

C= Chair M= Member

Each of the committees of the Board operates under a charter, copies of which are available under “Governance Documents” at the “Leadership and Governance” sub-link of Arrow’s Investor Relations page at investor.arrow.com.

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PROXY STATEMENT

Audit Committee

Current Members	Key Responsibilities
Carol P. Lowe, Chair* Lawrence (Liren) Chen* Gail E. Hamilton Michael D. Hayford*
>
Reviews with management and Arrow’s independent auditor, the annual and quarterly financial statements included in Arrow’s periodic reports filed with the SEC
>
Reviews and evaluates Arrow’s financial reporting process and other matters, including its accounting policies, reporting practices, and internal accounting and disclosure controls
>
Oversees Arrow’s data privacy and cybersecurity programs
>
Reviews the independent auditor’s qualifications and independence, and monitors the scope and reviews the results of the audit conducted by Arrow’s independent auditor
>
Exercises oversight of related person transactions
>
Oversees Arrow’s ethics and compliance program and reporting
>
Reviews ongoing assessments of Arrow’s Enterprise Risk Management (“ERM”) processes and reviews material risks and contingent liabilities
>
Oversees and monitors compliance with legal and regulatory requirements
>
Reviews Arrow’s disclosures containing corporate stewardship and impact metrics and monitors the appropriateness of internal control procedures and methodologies used to prepare or develop corporate stewardship and impact metrics
>
Reviews the following with the Corporate Audit Department (which reports to the Audit Committee) and management:
●
The scope of Arrow’s annual corporate audit plan;
●
The results of the audits carried out by the Corporate Audit Department; and
●
The sufficiency of the Corporate Audit Department’s resources

Key Activities in 2025
●
Reviewed and discussed the results of audits performed by Arrow’s Corporate Audit Department and its independent registered public accounting firm, Ernst & Young LLP
●
Supervised Arrow’s ethics and compliance program, including regular review of whistleblower hotline complaints
●
Received regular cybersecurity updates from management and discussed cybersecurity risk
●
Received updates from management on enterprise risks and mitigation plans
●
Reviewed and recommended to the Board updates to its committee charter
●
Received regular updates from management on legal, compliance, and regulatory developments
●
Reviewed Arrow policies and other governance documentation within the committee’s areas of oversight responsibility and approved changes where appropriate
●
Received regular updates on Arrow’s multi-year restructuring initiative to optimize operating expenses
●
Reviewed internal audit results of Arrow’s Corporate Stewardship and Impact Report and approved related audit report

*	The Board has determined that Ms. Lowe, Mr. Chen, and Mr. Hayford are each qualified as an “audit committee financial expert,” as the term is defined in Item 407(d) of Regulation S-K.

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PROXY STATEMENT

Compensation Committee

Current Members	Key Responsibilities
Gerry P. Smith, Chair Andrew C. Kerin Mary T. McDowell
>
Develops and reviews Arrow’s executive compensation philosophy
>
Implements Arrow’s compensation philosophy through compensation programs and plans designed to further Arrow’s strategy, support long-term profit growth, and increase shareholder value
>
Reviews and approves the corporate goals and objectives relevant to executive compensation
>
Reviews and approves the base salary, annual cash incentives, equity-based awards, retirement, and other benefits for Arrow’s executives, subject to review and ratification by all independent Board members with respect to the CEO
>
Reviews Arrow’s broad-based annual and long-term incentive plans to oversee alignment to Arrow’s strategy and monitor associated risks
>
Reviews the performance of each of Arrow’s executive officers and the performance of Arrow as a whole
>
Oversees the development, implementation, effectiveness, and review of Arrow’s programs, practices, risks, objectives, and performance concerning human capital management and related disclosures

Key Activities in 2025
●
Oversaw compensation-related decisions to facilitate successful leadership transitions, including the CEO transition
●
Reviewed and refined Arrow’s executive compensation programs
●
Reviewed Arrow’s broad-based incentive plans to oversee alignment to Company strategy and monitor associated risks
●
Received and reviewed updates on regulatory and compensation trends and compliance
●
Received regular updates from management on Arrow’s human capital strategy and oversaw the development of the human-capital related disclosures in Arrow’s 2025 Corporate Stewardship and Impact Report

The Board’s Compensation Committee (“Compensation Committee”) may delegate authority from time to time to a subcommittee of one or more members of the Compensation Committee or to the CEO, if and when the committee deems appropriate and in accordance with its charter and applicable rules and regulations. In 2025, the Compensation Committee directly engaged Pearl Meyer & Partners (“Pearl Meyer”) as its consultant to examine and report to the Compensation Committee on best practices in the alignment of compensation programs for the CEO and other members of senior management by providing competitive benchmarking data, analyses, and recommendations with regard to plan design and target compensation. In addition, Pearl Meyer provides guidance to the Corporate Governance Committee regarding independent director compensation. Pearl Meyer does not provide any other services to Arrow. Arrow has determined that the services rendered by Pearl Meyer have not and do not raise any conflicts of interest.

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PROXY STATEMENT

Corporate Governance Committee

Current Members	Key Responsibilities
Andrew C. Kerin, Chair Gail E. Hamilton Carol P. Lowe Mary T. McDowell
>
Identifies, evaluates, and recommends director nominees and candidates for election to the Board
>
Makes recommendations regarding committee assignments, officer appointments, and other governance matters
>
Develops, implements, and monitors Arrow’s Corporate Governance Guidelines
>
Reviews directors’ and director candidates’ outside commitments
>
Oversees onboarding and continuing education for directors
>
Reviews and makes recommendations to the Board regarding the compensation of independent directors
>
Reviews and evaluates succession planning for Arrow’s CEO
>
Reviews and assesses the adequacy of Arrow’s Worldwide Code of Business Conduct and Ethics
>
Oversees its own and assists the Board and Board committees in their self-evaluation processes
>
Reviews shareholder proposals and oversees significant shareholder engagement matters
>
Oversees and reviews Arrow’s programs, policies, practices, risks and opportunities, measures, objectives, and performance concerning corporate stewardship and impact matters and related disclosures that are not specifically delegated to other committees

Key Activities in 2025
●
Oversaw certain management changes and transitions during 2025 by recommending changes to the Board, including appointment of the Interim President and CEO, as well as continued oversight of succession planning efforts for selecting a permanent President and CEO
●
Evaluated and recommended eight director nominees to the Board for election at the Annual Meeting
●
Recommended to the Board changes to composition of Board committees, including appointment of a new Corporate Governance Chair as a result of the appointment of William F. Austen as Interim President and CEO
●
Recommended that the Board amend and restate Arrow’s By-laws to enhance advance notice requirements for shareholders submitting a director nomination or shareholder proposal
●
Reviewed and recommended that the Board approve updates to Arrow’s Worldwide Code of Business Conduct and Ethics, Corporate Governance Guidelines, and the Corporate Governance Committee Charter
●
Reviewed and recommended to the Board responsive action to shareholder proposals
●
Reviewed Arrow’s corporate stewardship and impact developments and oversaw the preparation and publication of Arrow’s 2025 Corporate Stewardship and Impact Report

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PROXY STATEMENT

BOARD AND COMMITTEE ASSESSMENTS

The Board maintains a regular and robust evaluation process designed to assess its effectiveness, and the Board believes that regularly monitoring the effectiveness of its directors and committees is critical to ensuring effective Board oversight. Every year, the Board conducts a formal evaluation of each committee, each individual director, and the Board as a whole. The assessment process is designed to evaluate the performance and effectiveness of the Board and its committees and identify areas for improvement, including, in particular, director roles and Board and committee composition, the Board’s interaction with Arrow management, meeting structure and materials, strategic planning and oversight, identification of risks and opportunities, and other relevant topics.

The Corporate Governance Committee oversees the annual Board self-assessment and assists with Board committee self-assessments, each of which includes three components: (1) completion of a self-assessment survey, (2) individual Board Chair interviews with each director, and (3) Board and committee discussions regarding the self-assessment surveys and interview results. If desired by any director, the independent directors will meet in executive session to discuss Board processes and performance.

SUCCESSION PLANNING

The Board takes a proactive approach to succession planning and talent management. Arrow’s succession planning approach prioritizes attracting, developing, and retaining top talent critical to driving Arrow’s strategy. In conjunction with the Corporate Governance Committee, the independent directors meet multiple times a year in executive sessions to evaluate succession planning for the CEO and executive management. The CEO discusses the performance of each member of the executive management team with the Board at least once per year. As part of the succession planning process, the CEO also provides the Board with recommendations on, and evaluations of, potential internal and external CEO and executive management successors.

The Board has engaged an external consultant to document the skills, experiences, and attributes that the Board believes are critical for enterprise leaders now and in the future to support Arrow’s long-term business strategy. The Board’s external consultant helps the Board evaluate the strengths, readiness, and developmental areas of potential internal successors, and also identifies external successor candidates as appropriate. Additionally, the CEO provides meaningful opportunities for the Board to interact with key members of management outside of Arrow’s Executive Committee on a regular basis to provide firsthand perspective regarding the leadership capabilities of potential successors. The Board also has a confidential emergency plan to address any unexpected short-term absence of the CEO. Additionally, the CEO, with oversight from the Board, has a confidential emergency plan to address any unexpected short-term absence of other executives.

The Board, in conjunction with the Corporate Governance Committee, performs ongoing succession planning for directors and has engaged external consultants for Board recruitment. The Corporate Governance Committee meets routinely to discuss Board composition, including Board recruitment efforts and identifies and evaluates potential director nominees. The Corporate Governance Committee also actively considers the rotation of independent directors through the Board’s committees to introduce fresh perspectives and broaden and diversify the views and experiences represented within the Board’s committees.

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Chief Executive Officer Transition

Effective September 16, 2025, the Board appointed independent director William F. Austen as Interim President and CEO to succeed Sean Kerins, who separated from Arrow as a director and President and CEO as of that date. The Board appointed Mr. Austen to serve in this temporary leadership role due to his extensive experience serving as chief executive officer of a global enterprise, the deep understanding of Arrow’s business and strategy that he has gained through more than five years of service on the Board, and his proven ability to productively engage with Arrow management. The Board believes Mr. Austen is uniquely positioned to lead Arrow management in furthering Arrow’s strategic priorities and to continue to drive strong performance during the leadership transition period. Mr. Austen does not intend to serve as President and CEO in a long-term capacity, and the Board, with the assistance of an executive search firm, is conducting a search for Arrow’s permanent President and CEO.

ENTERPRISE RISK MANAGEMENT

Board Oversight of Risk Management

The Board, as a whole and through its committees, is responsible for oversight of ERM, as provided in Arrow’s Corporate Governance Guidelines. The oversight responsibility of our Board and its committees is enabled by management reporting processes, including an annual company-wide risk assessment, which are designed to provide visibility to the Board and its committees about the identification, assessment, and management of critical risks and risk mitigation strategies. In order to most effectively evaluate the various categories of risks facing Arrow, the Board has delegated to its committees oversight of risks associated with each committee’s respective area of responsibility, as summarized below.

Each committee meets with key management personnel and representatives of outside advisors, as needed, to discuss identified risks and evaluate anticipated future risks. For example, each year the Compensation Committee engages Pearl Meyer to conduct a risk assessment of Arrow’s executive compensation programs.

Board/Committee	Primary Areas of Risk Oversight
Board

On an ongoing basis, the full Board oversees enterprise-level risks, including strategic, operational, compliance, AI, financial, and other matters that may present material risk to Arrow’s financial performance, operations, plans, prospects, or reputation. The Board also reviews executive succession planning on an ongoing basis.

Audit Committee	> Internal control over financial reporting > Legal and regulatory compliance > Data privacy and cybersecurity > Financial management, tax, and treasury
Compensation Committee	> Executive compensation programs > Recoupment (if applicable) > Human capital management > Fair pay
Corporate Governance Committee	> CEO succession planning > Board recruitment, composition, and succession planning > Governance policies > Corporate stewardship and impact
Management’s Role
Members of the Executive Committee and other members of senior management regularly report to the Board regarding Arrow’s risks and opportunities (see additional detail immediately below).

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Arrow’s Approach to Enterprise Risk Management

Our ERM framework is designed to identify risks that may impact the enterprise and manage those risks and opportunities to ensure we are able to execute our short- and long-term strategy. Arrow management is responsible for the design and execution of Arrow’s ERM framework, implementation of risk mitigation strategies, and development of policies, controls, processes, and procedures to identify and manage risks.

The Board has delegated to the Audit Committee the primary responsibility for overseeing the ERM framework designed by Arrow management. The Audit Committee, in accordance with its charter, annually reviews and discusses the ERM function with Arrow management, including related policies, processes, and systems of internal control, as well as material risks and mitigation plans.

An important element of the Board’s oversight involves regular interaction among the Board, its committees, and Arrow’s senior management regarding Arrow’s risk exposures and mitigation efforts. Among Arrow’s management, the CEO has the ultimate authority for ERM, including responsibility for capability development, risk identification and assessment, and policies and governance, as well as strategies and actions to address enterprise risk. The CEO communicates regularly with the Board about such matters.

In addition, Arrow’s Corporate Audit Department regularly reports to the Audit Committee on its evaluation of Arrow management’s effectiveness in addressing key risks. Arrow’s ERM Department also conducts an annual survey of employees and of the Executive Committee to assist in identifying and evaluating risks. The results of these surveys are reviewed by the Board in connection with its annual review of strategic and enterprise risks.

Our Chief Legal and Compliance Officer also regularly updates the Audit Committee on legal and compliance matters and risks.

More information about specific risks is set forth in Arrow’s other SEC filings, including under the section entitled “Risk Factors” in Arrow’s Annual Report on Form 10-K for the year ended December 31, 2025.

COMPENSATION RISK ANALYSIS

Arrow believes that its executive compensation program reflects an appropriate mix of compensation elements and balances annual and long-term performance objectives, cash and equity compensation, and risks and rewards associated with executive roles. The following features of Arrow’s executive compensation program illustrate this:

>	Performance goals and objectives reflect a balanced mix of performance measures to avoid excessive weight on any specific goal or performance measure;
>	Annual and long-term incentives provide a defined range of payout opportunities (ranging from 0% to 170% of target for annual cash incentives for the NEOs (as defined below in the “Compensation Discussion and Analysis” section) and 0% to 185% for long-term incentives);
>	Total direct compensation levels are heavily weighted on long-term, equity-based incentive awards that vest over a number of years;
>	Equity incentive awards that vest over a number of years are granted annually, so executives always have unvested awards that could decrease significantly in value if the business is not successful in the long term;
>	Arrow has executive stock ownership guidelines so that a component of an executive’s personal wealth that is derived from compensation from Arrow is tied to the long-term success of Arrow;
>	The Compensation Committee retains negative discretion to adjust certain compensation based on the quality of Company and individual performance and adherence to Arrow’s ethics and compliance programs, among other things; and

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>	Arrow maintains a Dodd-Frank Compensation Clawback Policy structured to comply with the NYSE listing standards and a clawback policy applicable to executive officers and other members of senior management not otherwise subject to the Dodd-Frank Compensation Clawback Policy, which includes a “misconduct” trigger (see description below in the Compensation Discussion and Analysis section under subheading “Clawback Policies”).

Based on the above combination of program features, Arrow believes that (i) its executives are encouraged to manage Arrow prudently and (ii) its incentive programs are not designed in a manner that encourages executives to take risks that are inconsistent with Arrow’s or its shareholders’ best interests.

Further, at the Compensation Committee’s request, Pearl Meyer annually assesses the risks associated with Arrow’s broad-based annual and long-term incentive plans, the results of which are discussed by the Compensation Committee. In 2025, Pearl Meyer did not recommend any plan design changes to mitigate risk exposure further, and the Compensation Committee concluded that the overall design of Arrow’s compensation programs maintained an appropriate level of risk.

Arrow also believes its compensation policies and practices for all employees do not create risks that could have a material adverse effect on Arrow. Arrow delivers to its entire employee base, in aggregate, most of its compensation in the form of base salary, with smaller portions delivered in the form of cash incentives and long-term incentives. Arrow’s cash incentive compensation plans, which represent the primary variable component of compensation, have been designed to drive the performance of employees working in management, sales, and sales-related roles. These plans are typically tied to the achievement of sales/financial and strategic goals that include maximums designed to prevent “windfall” payouts.

INFORMATION SECURITY, PRIVACY, AND COMPLIANCE OVERSIGHT

The Audit Committee oversees management of privacy, security, and cybersecurity risks. The Audit Committee receives and reviews cybersecurity reports from Corporate Audit, Legal and Compliance, Information Technology, and Enterprise Security on a regular basis. These reports include updates on cybersecurity risks, technical developments in addressing cybersecurity risks, regulatory updates, and the results of recent audits and reviews.

Arrow’s Chief Information Officer and Chief Security Officer regularly report to the Audit Committee on the current state of Arrow’s cybersecurity program. Arrow has established written policies and procedures to ensure that significant cybersecurity incidents are immediately investigated, addressed through the coordination of various internal departments, and publicly reported to the extent required by applicable law. If Arrow management determines a material cybersecurity incident has occurred, Arrow’s policies require Arrow management to promptly inform the Board.

For more information regarding Arrow’s cybersecurity program, see Item 1C of Arrow’s Annual Report on Form 10-K for the year ended December 31, 2025.

DIRECTOR ORIENTATION AND EDUCATION

All new directors participate in a director orientation program, which involves individual meetings with the CEO, the Chief Financial Officer, the presidents of Arrow’s Global Components and ECS business segments, the Chief Governance, Sustainability, and Human Resources Officer, the Board Chair, and the chair of each Board committee. During this onboarding, each new director receives from management an overview of Arrow’s business and financial strategy and its governance, human capital, and executive compensation practices, and from the existing Board, information on the Board’s oversight of these and other areas.

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The Board believes ongoing director education is important to the directors’ ability to perform their duties. Arrow maintains several continuing education memberships for directors, including the National Association of Corporate Directors, which provide access to timely and relevant director education and training programs, including in the areas of AI, cybersecurity, legal and regulatory developments, and other significant topics. The Board and its committees also periodically invite subject-matter experts to provide education sessions on topics relevant to Arrow and the Board’s oversight responsibilities.

DIRECTORS’ ADDITIONAL BOARD SERVICE

Arrow believes that directors may broaden their experience by serving on other boards, which may benefit Arrow, provided that service on additional boards does not detract from a director’s ability to fulfill their obligations to Arrow.

In identifying individuals for potential nomination to the Board, the Corporate Governance Committee considers an array of factors outlined in the Corporate Governance Guidelines, including whether the individual would have the interest and time available to fulfill their responsibilities as a director over a period of years and be able to prepare for and attend substantially all scheduled Board and committee meetings as well as Arrow’s annual shareholder meeting.

Arrow’s Corporate Governance Guidelines and Audit Committee Charter contain the following limits on outside public company board and audit committee service:

Director Role	Outside Board Limits
Board Chair; Lead Independent Director (if applicable)	> No more than three public company boards (including Arrow’s Board)
Director who is also a public company executive officer (including Arrow’s CEO)	> No more than two public company boards (including Arrow’s Board)
Other Directors	> No more than four public company boards (including Arrow’s Board)
Audit Committee Members	> No more than three public company audit committees (including Arrow’s Audit Committee)

The Corporate Governance Guidelines also require the CEO to inform the Board prior to accepting a position on another company’s board of directors, and the Corporate Governance Committee will determine if such board service is appropriate under the circumstances.

All of our 2026 director nominees are compliant with Arrow’s limitations on other public company board service, as described above.

INDEPENDENCE

Arrow’s Corporate Governance Guidelines state that the Board should consist primarily of independent directors. For a director to be considered independent under the guidelines, the Board must determine that the director does not have any direct or indirect material relationship with Arrow. Further, the Board determines whether any director is involved in any activity or interest that conflicts with or might appear to conflict with their fiduciary duties. In addition, an independent director must meet the independence standards in the NYSE listing standards, which the Board has adopted as its standards, as set forth in Arrow’s Corporate Governance Guidelines.

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The Board evaluated the independence of each director nominee and has determined that all such persons, other than Mr. Austen, are independent under the NYSE’s independence requirements and Arrow’s guidelines. Mr. Austen was determined not to be independent by virtue of his employment by Arrow as Interim President and CEO.

As required by Arrow’s Corporate Governance Guidelines and the NYSE listing standards, all members of the Audit, Compensation, and Corporate Governance Committees are independent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Smith (Chair), Mr. Austen, Mr. Kerin, and Ms. McDowell were members of the Compensation Committee during 2025, with Mr. Austen stepping down upon his appointment as Arrow’s Interim President and CEO on September 16, 2025. Except for Mr. Austen’s service as Interim President and CEO after his service on the Compensation Committee, none of the individuals who served on the Compensation Committee during 2025 is or has been an executive officer of Arrow, nor did any of them have any relationships requiring disclosure by Arrow under Item 404 of SEC Regulation S-K. None of Arrow’s executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that had an executive officer who served on the Board or Compensation Committee during 2025.

MEETINGS AND ATTENDANCE

In 2025, the Board met in: (i) general sessions presided over by the independent Board Chair, (ii) meetings limited to non- management directors, (iii) meetings of its three standing committees, and (iv) meetings of special committees. Committee meetings are open to all members of the Board other than independent directors’ sessions, which are attended by only the independent directors. Consistent with Arrow’s Corporate Governance Guidelines, it is the general practice of the Board for all of its independent directors to meet in executive sessions (without Arrow management present) that are presided over by the independent Board Chair after regularly scheduled Board meetings. Independent director meetings were held after each of the regularly scheduled Board meetings in 2025.

During 2025, there were ten meetings of the Board, eleven meetings of the Audit Committee, five meetings of the Compensation Committee, and four meetings of the Corporate Governance Committee. All the directors attended 75% or more of all the meetings of the Board and the committees on which they served. Arrow’s Corporate Governance Guidelines provide that directors should commit to attending annual shareholder meetings. In 2025, all directors standing for reelection attended Arrow’s annual shareholder meeting telephonically or in person.

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DIRECTOR COMPENSATION

For 2025, the independent members of the Board (that is, all members except Mr. Kerins, who did not receive any compensation for his Board service, and Mr. Austen, following his appointment as our Interim President and CEO) received cash fees at the below annualized rates.

2025 Independent Director Compensation
Annual fee	$110,000
Annual fee for service as Corporate Governance Committee Chair	$15,000
Annual fee for service as Compensation Committee Chair	$25,000
Annual fee for service as Audit Committee Chair	$30,000

In addition to the cash fees for 2025, our independent directors received restricted stock unit (“RSU”) awards during 2025.

On May 6, 2025, each then-serving independent director received a standard annual grant of RSUs valued at $195,000, with the number of RSUs determined based on the fair market value of Arrow common stock on such date. Further, as the independent Board Chair, on May 6, 2025, Mr. Gunby received an additional annual award of RSUs valued at $150,000 with such grant made in recognition of the additional responsibilities associated with such position.

The annual grant of RSUs, as well as the additional grant to Mr. Gunby, are scheduled to vest and become non-forfeitable on the day before the annual shareholder meeting occurring during the year following the grant, provided that the director grantee continuously serves on the Board from the grant date through the vesting date. If the grantee’s service with the Board is terminated for any or no reason prior to the vesting date (other than death, disability, or involuntary termination without cause following a change of control), the RSUs will be forfeited.

The awards will be settled based on an annual irrevocable election made by each independent director that is either (i) the first anniversary of the grant date or (ii) the second business day after Arrow next files its quarterly or annual financial statements with the SEC following the grantee’s separation from service; provided that such distribution shall not be later than the last day of the calendar year of separation from service. Messrs. Austen and Kerin and Mses. Hamilton and McDowell elected to have their 2025 RSU awards converted to shares one year after the grant, with the remaining directors electing to receive their 2025 RSU awards following their separation from the Board.

Under the terms of the Non-Employee Directors Deferred Compensation Plan, independent directors may also defer the payment of all or a portion of their annual cash fees until the end of their service on the Board. Unless the director chooses a different amount, 50% of the director’s annual retainer fee is automatically deferred and converted into units of Arrow common stock.

The following table shows the total dollar value of compensation granted or earned by all independent directors in or with respect to 2025. Mr. Austen participated in our independent director compensation program prior to his appointment as Arrow’s Interim President and CEO on September 16, 2025, and has been excluded from this table as his compensation is reflected in the “2025 Summary Compensation Table.” In addition, Mr. Kerins did not receive any compensation for his Board service during 2025 and has been excluded from the table. Please see the “2025 Summary Compensation Table” for the compensation received by Messrs. Austen and Kerins with respect to 2025.

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2025 Independent Director Compensation
	Fees Earned
Name	or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Lawrence (Liren) Chen	100,837	195,000	295,837
Steven H. Gunby	110,000	345,000	455,000
Gail E. Hamilton	110,000	195,000	305,000
Michael D. Hayford	110,000	195,000	305,000
Andrew C. Kerin	112,500	195,000	307,500
Carol P. Lowe	140,000	195,000	335,000
Mary T. McDowell	110,000	195,000	305,000
Gerry P. Smith	135,000	195,000	330,000

(1)	The amounts deferred by each director for 2025, to the extent there were any amounts deferred, are included under the column “Fees Earned or Paid in Cash.” All deferrals under the plan will be paid upon separation of service from the Board. Messrs. Gunby, Hayford, and Kerin and Ms. Lowe deferred 100% of their retainer fees in deferred stock units.
(2)	Amounts reflect the aggregate grant date fair value of the RSUs granted in 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”), based on the closing stock price on the date of grant. The balances of equity-based awards as of December 31, 2025 (including vested and deferred RSUs) for each independent director serving during 2025 are set forth in the table below:

2025 Independent Directors
	Unvested Restricted Shares
Name	or Restricted Stock Units	Deferred Restricted Stock Units
Lawrence (Liren) Chen	1,694	626
Steven H. Gunby	2,998	24,833
Gail E. Hamilton	1,694	20,650
Michael D. Hayford	1,694	3,075
Andrew C. Kerin	1,694	26,089
Carol P. Lowe	1,694	9,560
Mary T. McDowell	1,694	—
Gerry P. Smith	1,694	6,872

DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board believes that stock ownership by its directors strengthens their commitment to Arrow’s long - term future and further aligns their interests with those of our shareholders generally. As a result, Arrow’s Corporate Governance Guidelines specifically state that directors are expected, over time, to own beneficially shares of Arrow’s common stock having a value of at least five times (5x) each director’s annual retainer fee (including shares owned outright, vested shares of restricted stock or RSUs, and common stock units in a deferred compensation account). As of the Record Date, all directors either owned the required number of shares or were accumulating and retaining shares at a pace sufficient to meet the newly heightened requirement.

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CERTAIN SHAREHOLDERS

HOLDERS OF MORE THAN 5% OF COMMON STOCK

The following table sets forth certain information with respect to the only shareholders known to Arrow to own beneficially more than 5% of the outstanding common stock of Arrow as of March 16, 2026, unless otherwise noted.

	Shares of Common Stock	% of Outstanding
Name and Address	Beneficially Owned	Common Stock
The Vanguard Group(1)
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	6,211,177	12.16%
BlackRock, Inc.(2)
50 Hudson Yards
New York, New York 10001	4,732,911	9.26%
ACR Alpine Capital Research, LLC(3)
190 Carondelet Plaza, Suite 1300
Saint Louis, Missouri 63105	3,451,606	6.70%
Dimensional Fund Advisors LP(4)
6300 Bee Cave Road, Building 1
Austin, Texas 78746	2,839,149	5.56%

(1)	Based upon a Schedule 13G/A filed with the SEC on February 13, 2024, reporting that as of December 29, 2023, The Vanguard Group has shared voting power with respect to 33,829 shares, shared dispositive power with respect to 135,235 shares, and sole dispositive power with respect to 6,075,942 shares.
(2)	Based upon a Schedule 13G/A filed with the SEC on April 17 2025, reporting that as of March 31, 2025, BlackRock, Inc. has sole voting power with respect to 4,578,578 shares and sole dispositive power with respect to 4,732,911 shares.
(3)	Based upon a Schedule 13G/A filed with the SEC on February 10. 2026, reporting that as of December 31, 2025, ACR Alpine Capital Research, LLC, ACR Alpine Capital Research, LP, ACR Alpine Capital GP, LLC, Alpine Investment Management, LLC, Alpine Holdings Corp, Nicholas V. Tompras Living Trust 9/23/03, as amended, Nicholas V. Tompras, and Jennifer O. Tompras each had shared voting and dispositive power with respect to 3,451,606 shares; Alpine Private Capital, LLC had shared voting and dispositive power with respect to 429,272 shares; ACR Equity International Fund had shared voting and dispositive power with respect to 48,965 shares; ACR Opportunity Fund had shared voting and dispositive power with respect to 13,000 shares; and ACR Opportunity, L.P. and Alpine Partners Management, LLC each had shared voting and dispositive power with respect to 10,400 shares.
(4)	Based upon a Schedule 13G filed with the SEC on October 31, 2024, reporting that as of September 30, 2024, Dimensional Fund Advisors LP has sole voting power with respect to 2,768,494 shares and sole dispositive power with respect to 2,839,149 shares. As noted in the Schedule 13G, Dimensional Fund Advisors LP expressly disclaims beneficial ownership of these shares, but is deemed to be a beneficial owner for the purposes of SEC reporting requirements.

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SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of Arrow’s common stock, as of March 16, 2026, for each director and director nominee, each of the “Named Executive Officers” identified in the CD&A and all directors, director nominees, and executive officers as a group.

Shares of Common Stock Beneficially Owned
	Currently	Common	Acquirable	Total	% of Outstanding
Name	Owned (1)	Stock Units (2)	within 60 Days	Ownership	Common Stock
William F. Austen(3)	13,274	—	1,694	14,968	*
Steven H. Gunby	—	25,009	2,998	28,007	*
Lawrence (Liren) Chen	—	626	1,694	2,320	*
Gail E. Hamilton	101	20,650	1,694	22,445	*
Michael D. Hayford	—	3,251	1,694	4,945	*
Andrew C. Kerin	—	26,288	1,694	27,982	*
Sean J. Kerins	129,301	—	—	129,301	*
Carol P. Lowe	—	9,784	1,694	11,478	*
Mary T. McDowell	2,976	—	1,694	4,670	*
Gerry P. Smith	—	6,872	1,694	8,566	*
Rajesh K. Agrawal(4)	27,532	—	—	27,532	*
Eric C. Nowak	32,929	—	295	33,224	*
Richard J. Marano	10,244	—	—	10,244	*
Gretchen K. Zech	62,849	—	—	62,849	*
Total Directors’, Director Nominees', and Current Executive Officers’ Beneficial Ownership as a Group (15 individuals)	289,644	92,480	16,845	398,969	0.8%

*	Represents holdings of less than 1%.
(1)	Includes shares directly owned, including those owned independently, and stock options granted under the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan, as amended (“Omnibus Incentive Plan”).
(2)	Includes common stock units deferred by independent directors and restricted stock units granted under the Omnibus Incentive Plan.
(3)	Mr. Austen is also a named executive officer.
(4)	The number of shares reported includes 27,532 shares held jointly with Mr. Agrawal’s spouse.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board by overseeing (i) Arrow’s financial statements and internal controls; (ii) the independent registered public accounting firm’s qualifications and independence; and (iii) the performance of Arrow’s corporate audit function and of its independent registered public accounting firm.

On the date of the adoption of this report, the Audit Committee consisted of four directors, all considered independent in accordance with NYSE listing standards and other applicable regulations. The Board has determined that committee members Ms. Lowe, Mr. Chen, and Mr. Hayford are each an “audit committee financial expert” as defined by the SEC.

Arrow management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of Arrow’s system of internal control over financial reporting. Arrow’s independent registered public accounting firm is responsible for auditing the financial statements prepared by management, expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles (“GAAP”), and auditing Arrow’s internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm Arrow’s quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2025 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with both management and Arrow’s independent registered public accounting firm the design and efficacy of Arrow’s internal control over financial reporting.

In addition, the Audit Committee received from and discussed with representatives of Arrow’s independent registered public accounting firm the written disclosure and the letter required by the applicable requirements of the PCAOB (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence) and considered the compatibility of non-audit services rendered to Arrow with the independence of Arrow’s independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee also discussed with the independent registered public accounting firm and Arrow’s corporate audit group the overall scope and plans for their respective audits. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work, their evaluations of Arrow’s internal controls, and the overall quality of Arrow’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Carol P. Lowe, Chair Lawrence (Liren) Chen
Gail E. Hamilton Michael D. Hayford

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PRINCIPAL ACCOUNTING FIRM FEES

The aggregate fees billed by Arrow’s principal accounting firm, Ernst & Young LLP, for auditing the annual financial statements included in the Annual Report on Form 10-K and Arrow’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and related regulations, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, statutory audits, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth for the last two fiscal years are “Audit-Related Fees.” Such fees are for services rendered in connection with employee benefit plan audits and other accounting consultations. “Tax Fees” relate to assistance with tax return preparation, tax audits, and compliance in various tax jurisdictions around the world. “All Other Fees” refers to advice, planning, and services other than as set forth above. During 2024, all other fees primarily included accounting publication and online accounting research subscriptions. Ernst & Young LLP did not provide any services to Arrow related to financial information systems design or implementation.

	2025	2024
Audit Fees	$14,162,165	$13,322,644
Audit-Related Fees	571,141	419,049
Tax Fees	740,578	400,856
All Other Fees	—	7,200
Total	$15,473,884	$14,149,749

The amounts in the table above do not include fees charged by Ernst & Young LLP to Marubun/Arrow, a joint venture between Arrow and the Marubun Corporation. Audit fees for Marubun/Arrow totaled $535,341 in 2025 and $521,010 in 2024.

The Audit Committee’s policy is to pre-approve all audit, audit-related, and permissible non-audit services to be performed by Arrow’s independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget by category. In accordance with the Audit Committee Charter and Arrow’s policies, audit, audit - related, tax, and other services performed by Ernst & Young LLP during 2025 and 2024 were approved by the Audit Committee or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Ernst & Young LLP’s independence.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE AUDIT COMMITTEE AND THE BOARD RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

Shareholders are asked to ratify the appointment of Ernst & Young LLP (“EY”) as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection to our shareholders for ratification. If the shareholders do not ratify EY, the Audit Committee will reconsider the appointment. Arrow expects that representatives of EY will be present at the Annual Meeting and available to make a statement if desired, and to answer appropriate inquiries.

Receipt of a majority of votes cast is required to approve this proposal. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” or “AGAINST” are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Because Proposal 2 is considered a “routine” proposal under NYSE rules, no broker non-votes are expected on this proposal.

As required by its charter, the Audit Committee annually reviews the qualifications, performance, and independence of EY in determining whether to retain EY or engage another independent registered public accounting firm as our Company’s independent auditor. As part of that review, the Audit Committee considers, among other things:

>	The quality and efficiency of the current and historical services provided by EY;
>	EY’s capability and expertise in handling the breadth and complexity of Arrow’s global operations;
>	The quality and candor of EY’s communications with the Audit Committee;
>	EY’s reputation for integrity and competence in the fields of accounting and auditing;
>	EY’s independence from Arrow, including EY’s rigorous process for monitoring and maintaining independence and partner rotations, and Arrow’s own evaluation of EY’s independence and our pre - approval policies and controls;
>	The appropriateness of EY’s fees; and
>	EY’s tenure as Arrow’s independent registered public accounting firm, including the benefits of having a long-tenured auditor.

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The Audit Committee’s decision to re-appoint EY also took into account the following:

>	Higher audit quality – Through more than 49 years of experience with Arrow, EY has gained deep institutional knowledge of and expertise regarding our global operations and businesses, accounting policies and practices, and internal control over financial reporting.
>	Competitive fee structure – EY’s aggregate fees are competitive with peer companies, in part because of EY’s efficiencies and familiarity with Arrow.
>	Avoids costs associated with a new independent accountant – Onboarding a new independent accounting firm is costly and requires a significant time commitment that could distract from management’s focus on financial reporting and controls.
>	EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work and assesses the adequacy of partners and other personnel working on Arrow’s account. EY also rotates the lead audit partner and other partners on the engagement consistent with independence requirements.

Based on this evaluation, the Audit Committee believes that EY is independent and well-qualified to serve as Arrow’s independent registered public accounting firm. The Audit Committee and the Board believe it is in the best interests of Arrow and its shareholders to retain EY as our Company’s independent registered public accounting firm for fiscal year 2026.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Board is asking shareholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED that the shareholders of Arrow approve, on an advisory basis, the compensation of Arrow’s Named Executive Officers disclosed in the CD&A, the Summary Compensation Table and the related tables, notes, and narrative in the Proxy Statement for Arrow’s Annual Meeting.”

Although the vote is not binding, the Compensation Committee values the opinions expressed by Arrow’s shareholders and will carefully consider the outcome of the vote when making future compensation decisions for Arrow’s Named Executive Officers (“NEOs”).

Receipt of a majority of the votes cast is required to approve this proposal. For purposes of determining the number of votes cast with respect to Proposal 3, only those votes cast “FOR” or “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

Arrow asks that you review in detail the disclosures contained in this Proxy Statement regarding compensation of Arrow’s NEOs (including Arrow’s CD&A), the compensation tables, and the narrative disclosures that accompany such tables) and indicate your support for the compensation of Arrow’s NEOs that is described in this Proxy Statement.

In accordance with the advisory vote cast by shareholders at the annual shareholder meeting held in 2023, the Board determined that Arrow will hold this advisory vote to approve the compensation paid to Arrow’s NEOs on an annual basis.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis (“CD&A”) explains the executive compensation program for Arrow’s Named Executive Officers (“NEOs”), who are listed below. The CD&A also describes how the Compensation Committee determined 2025 executive compensation, the elements of our executive compensation program, and the compensation of each of our NEOs.

2025 Named Executive Officers
Name	Title
William F. Austen	Interim President and Chief Executive Officer
Rajesh K. Agrawal	Senior Vice President, Chief Financial Officer
Eric C. Nowak	President, Global Enterprise Computing Solutions
Richard J. Marano	President, Global Components
Gretchen K. Zech	Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer

Former Executive Officer
Sean J. Kerins	Former President and Chief Executive Officer

CEO Transition

CEO-Departure-Related Compensation

As previously disclosed, Sean Kerins separated from Arrow as President and CEO and a member of the Board, effective September 16, 2025. Mr. Kerins did not receive any severance payments, and all of his unvested equity and cash incentive awards were forfeited. To provide transition support for at least six months following his departure, Mr. Kerins received a monthly consulting fee of $61,000 for each month of transition support and all of his vested stock options remain exercisable for up to 24 months following his separation or until the end of their original 10-year term, whichever occurs first. Mr. Kerins is also subject to customary provisions releasing claims against Arrow and regarding confidentiality, non-disclosure, non-competition, non-solicitation, and cooperation. In addition, due to his retirement eligibility, Mr. Kerins became entitled to receive benefits under Arrow’s Supplemental Executive Retirement Plan (“SERP”) for a separation from service following his Normal Retirement Date (as defined in the SERP).

Interim CEO Compensation

On the same date, the Board appointed William F. Austen to serve as Interim President and CEO. Mr. Austen has served as a member of the Board since 2020 and brings extensive leadership experience, including six years as President and Chief Executive Officer of Bemis Company, Inc. Please see Mr. Austen’s biography in “Biographies of Director Nominees” above.

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In connection with his appointment and in order to recognize the significant time and effort required to serve as Interim President and CEO, Mr. Austen:

>	Receives an annual base salary of $1,200,000.
>	Received a grant of RSUs, with a grant-date value of $3,600,000 and which are scheduled to vest on the one-year anniversary of the grant date, subject to Mr. Austen’s continued service as Interim President and CEO or as a member of Arrow’s Board of Directors, through such date.
>	Will be entitled to receive relocation assistance benefits in connection with his business-related travel to Arrow’s corporate headquarters.

The terms of Mr. Austen’s compensation package were structured to align with market practice, developed in consultation with the Compensation Committee’s independent compensation consultant, and deemed necessary to induce Mr. Austen to accept the position.

While serving as Interim President and CEO, Mr. Austen will remain on the Board but has stepped down as Chair of the Corporate Governance Committee and as a member of the Compensation Committee. The Board has initiated a comprehensive search for a permanent President and CEO, and Mr. Austen is expected to serve in the Interim President and CEO role until a successor is appointed.

Unless the context indicates otherwise, references to “CEO” throughout this CD&A refer to the individual serving in the CEO position as of the applicable date.

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EXECUTIVE SUMMARY

2025 Business Strategy and Performance Highlights

Arrow guides innovation forward by driving demand and expanding addressable markets for our suppliers and customers via our technology-centric focus, go-to-market expertise, and supply chain services capabilities. We enable our suppliers to distribute their technologies and help our customers to source, build upon, and leverage these technologies to grow their businesses and enhance their overall competitiveness. We are a trusted partner in a complex value chain, and we believe that we are uniquely positioned through our electronics components and IT content portfolios to increase value for stakeholders.

Financial Performance Results

In 2025, market conditions continued to improve gradually following a prolonged cyclical correction, and Arrow delivered strong execution across both its business segments. In Global Components, leading indicators strengthened throughout the year, including improving book-to-bill ratios, growing backlog, and modestly extending lead times, signaling the early stages of a recovery across regions and end markets. We remained focused on driving profitable growth by expanding our higher-margin value-added offerings, optimizing our cost structure and maintaining disciplined working capital management. In ECS, we closed the year with record quarterly gross profit and operating income, supported by continued demand for hybrid cloud, cybersecurity, data protection, and AI-related solutions, as well as growth in recurring revenue streams. Overall, our performance in 2025 reflected improving fundamentals, disciplined execution, and continued progress in enhancing the quality and durability of our earnings.

2025 financial highlights include:

$30.9b Sales totaled $30.9B for the year, up 10% from 2024	$150M Returned approximately $150M in cash to shareholders by repurchasing approximately 1.3M shares of common stock

$3.5b Gross profit of $3.5B, up 5% from 2024	$822M Operating income of $822M, up 7% from 2024

$10.93 Earnings per share (“EPS”) on a diluted basis of $10.93, up 50% from 2024

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Strategic Performance Results

We continued to invest in core strategic growth initiatives while executing with discipline, positioning the Company for profitable growth as market conditions gradually improved. Key strategic highlights in 2025 include:

>	Accelerating profitable growth by shifting mix towards value-added offerings, supporting margin expansion and cash generation
>	Maximizing our cost structure to drive efficiency, expanding operating leverage and creating reinvestment capacity across the business
>	Strengthening our portfolio across Global Components and ECS to execute against secular growth tailwinds in cloud, AI, and data center demand
>	Maintaining financial discipline through a focused capital allocation strategy, reinvesting in organic growth to strengthen our differentiated capabilities, and returning excess capital to shareholders

2025 Say-On-Pay

Our say-on-pay proposal at Arrow’s 2025 annual shareholder meeting received strong support with approximately 98% approval of the votes cast, which we believe reflects shareholder confidence in the overall compensation philosophy and design of our corporate governance structure and executive compensation program.

As previously described in “Shareholder Engagement and Feedback” on page 7, we regularly and proactively engage with our shareholders to better understand their views on our corporate governance practices, executive compensation program, and corporate stewardship and impact matters. In connection with this regular engagement, Arrow reached out to 33 shareholders representing approximately 83% of shares then outstanding. Shareholders representing approximately 31% of shares then outstanding accepted the offer to engage. Our Board, Compensation Committee, Corporate Governance Committee, and management team consider shareholder input received during and following such engagement, along with emerging best practices, as we monitor and evaluate our corporate governance practices and executive compensation program structure.

During these engagements, we discussed our leadership transition and succession planning efforts for the CEO. Shareholders expressed their broad support for the Board’s approach to navigating the transition. We also used these engagements to solicit perspectives on potential changes to our compensation program, and to highlight the program’s emphasis on quantitative, rigorous performance-based incentives that support the long-term success of Arrow’s strategy, directly linking pay to drivers of shareholder value creation.

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2025 Executive Compensation Program At-a-Glance

Our executive compensation program emphasizes performance-based compensation and is designed to tie directly to the drivers of value creation for Arrow’s shareholders, as summarized below.

Key Elements
Pay Element	Form	Performance Metric
Base Salary	Cash	> Base salary is set at market-competitive levels
Annual Cash Incentives	Cash	> 70% Absolute EPS(1) > 30% Strategic Goals
Long-Term Incentive Plan (“LTIP”)	Performance- and Time-Based Equity
>
Performance Share Units (“PSUs”)
o
Three-year Relative EPS Growth (“rEPS”)(1)
o
Three-year Average Return on Invested Capital (“ROIC”)(1) minus the Weighted Average Cost of Capital (“WACC”)(1)
o
Three-year Relative Total Shareholder Return (“rTSR”), with a succession planning goal applicable to Messrs. Nowak and Marano

> RSUs o Stock price performance

(1)	Represents a non-GAAP measure; for further detail and reconciliation to the closest GAAP measure, refer to the Appendix A to this Proxy Statement.

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Incentive Plans: 2025 Long-Term Incentive Program Updates

As part of its annual review of Arrow’s executive compensation programs, the Compensation Committee evaluated the effectiveness of the LTIP in supporting Arrow’s strategy and shareholder value creation. Following this review and informed by its review of peer practices and input from its independent compensation consultant, the Compensation Committee approved the following changes to the LTIP for 2025 that are intended to enhance the alignment between pay and performance, strengthen the connection between realized compensation and long-term shareholder outcomes, and ensure Arrow’s program remains competitive in attracting and retaining key leadership talent:

>	Added a separate PSU award based on three-year relative Total Shareholder Return (“rTSR”) performance metric (“rTSR PSUs”) granted to Messrs. Kerins, Nowak, and Marano—the CEO at the time and Presidents of our Global Enterprise Computing Solutions and Global Components business segments (each, a “Global President”), respectively—to ensure long-term incentives continue to align with Arrow’s strategic priorities and the interests of shareholders. The new rTSR component will be measured against the S&P 400 MidCap Index, providing a transparent and objective benchmark of Arrow’s performance relative to a broad and representative peer group. In addition, the rTSR PSUs also include a succession planning performance metric applicable to Messrs. Nowak and Marano. Three-year rEPS growth and three-year ROIC minus WACC will also continue to drive actual PSU award outcomes.
o	The Compensation Committee determined that introducing rTSR initially for Messrs. Kerins, Nowak, and Marano was appropriate given their central responsibility for Company-wide performance and sustained value creation. Their roles are uniquely positioned to influence strategic direction, capital efficiency, and business execution, all of which drive Arrow’s financial results and shareholder returns over time. All of the NEOs will receive rTSR PSUs beginning in 2026.
>	Recalibrated target LTIP award opportunities—in conjunction with the addition of rTSR, the Compensation Committee approved increases to the 2025 LTIP target award values for Messrs. Kerins, Nowak, and Marano. Prior to these adjustments, target LTIP opportunities for these roles were well below the median of Arrow’s compensation Peer Group. The updated award levels position their target total direct compensation closer to competitive market levels while maintaining a significant emphasis on at-risk, performance-based pay.

For these executives, approximately 70% of the total LTIP value was granted in PSUs and 30% in RSUs, underscoring the Compensation Committee’s emphasis on performance-based equity. For details, please see “Long-Term Incentive Awards” below.

Incentive Plans: A Closer Look at the Performance Metrics

The Compensation Committee discusses metric selection regularly. The focus of our annual and long-term incentives is achieving profitable growth and driving long-term shareholder value creation by supporting the following key objectives:

>	To generate EPS growth in excess of our competitors’ EPS growth and market expectations;
>	To grow EPS at a rate that provides the capital necessary to support Arrow’s business strategy;
>	To focus on strategic goals that will differentiate Arrow’s performance over time;
>	To allocate and deploy capital effectively so that ROIC exceeds Arrow’s WACC; and
>	To drive relative stock price outperformance.

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Consistent with these objectives, we use a carefully balanced mix of quantifiable absolute and relative financial, strategic, and operational metrics across our incentive plans ─ with a heavier emphasis on EPS because of its strong alignment with shareholder value. Recognizing that EPS is used as a metric in both the annual and long-term incentives, the Compensation Committee balances EPS with other metrics designed to support Arrow’s business strategy and align with shareholder interests. In addition, the way EPS is measured and balanced with other performance metrics to support our goals works differently under each of the incentive plans.

As described above, beginning in 2025, the Compensation Committee expanded the LTIP’s mix of performance metrics for the CEO and Global Presidents to include three-year rTSR and, in the case of the Global Presidents, a succession planning goal. The succession planning goal is designed to promote leadership continuity and long-term organizational stability. Achievement of this goal will be determined by the Compensation Committee, following a recommendation from the President and CEO. These additions complement the existing rEPS growth and ROIC minus WACC metrics and reflects the Compensation Committee’s view that long-term incentive outcomes should increasingly capture both Arrow’s internal financial achievements and its performance relative to peers and shareholders’ investment experience. As a result, while EPS remains a foundational performance metric across Arrow’s incentive plans, the introduction of rTSR further strengthens the alignment between pay and performance by linking realized compensation to Arrow’s relative long-term shareholder returns.

The table below provides an overview of the performance metrics that guide our annual and long-term incentive plans, illustrating how each supports our strategic and financial objectives and reflecting the 2025 addition of rTSR for the CEO and Global Presidents.

Annual Cash Incentives	Long Term Incentives

Absolute EPS

>
Defined as a pre-determined range of Company performance targets for the fiscal year
>
Driven by specific Company initiatives designed to improve financial performance results
>
Easily understood by stakeholders

Three-Year Relative EPS Growth

>
Defined as Arrow’s three-year EPS growth as compared to the EPS growth of Arrow’s Peer Group
>
Holds management accountable to outperform peers over the performance period
>
Supports the creation of long-term shareholder value

Strategic Goals

>
Provides balance to Absolute EPS
>
Places focus on goals that are deemed critical to our strategic growth and financial performance
>
Are dynamic and may change on an annual basis depending on the relevant business priorities for the performance year
o
The Compensation Committee determines specific, measurable targets that are aligned with Arrow’s strategy
o
The 2025 goals were tied to strategic growth metrics in Global Components and Enterprise Computing Solutions, along with a metric related to accelerated operating expense savings

Operational Metrics: Focus on Efficiency

>
Measures performance based on Arrow’s three - year average ROIC in excess of its three - year WACC
>
Helps mitigate variance from economic cycles, which market-based metrics would introduce
>
Incentivizes prudent use of capital and rewards value creation

Three-Year Relative TSR

(Only Applicable to CEO and Division Presidents)

>
Measures Arrow’s three-year TSR relative to the S&P 400 MidCap Index
>
Strengthens the link between executive compensation and shareholder outcomes
>
Rewards outperformance versus the market while maintaining alignment with shareholder returns

Threshold Trigger: Net Income Vesting contingent upon a Net Income threshold of greater than zero

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WHAT GUIDES OUR PROGRAM

As a large global provider of technology solutions operating in a highly competitive market, we view our people as critical assets and key drivers of our success. The executive compensation program is designed to attract, retain, and motivate talented executives capable of successfully leading Arrow’s complex global operations and creating shareholder value.

The program is structured to support Arrow’s strategic growth goals and reinforce high performance with a clear emphasis on accountability and performance-based pay for achieving established targets. As such, a significant portion of total direct compensation (“TDC”) is directly linked to Arrow’s short- and long-term performance in the form of cash and equity-based incentive awards. This allows executives an opportunity to earn above-median compensation if Arrow delivers results in excess of performance targets and below - median compensation when performance targets are not achieved. The portion of pay tied to performance is consistent with Arrow’s executive compensation philosophy and market practices.

The Principal Elements of Pay

The following principal elements of pay support Arrow’s pay-for-performance compensation philosophy:

Pay Element	Form	What It Does
Base Salary	Cash (Fixed)	Provides a competitive rate relative to comparable jobs at similar companies and enables Arrow to attract and retain critical executive talent.
Annual Cash Incentive Award	Cash (Variable)	Rewards individuals for performance if they attain pre-established financial and strategic targets set by the Compensation Committee at the beginning of the year.
Long-Term Incentive Award	Equity (Variable)	Promotes a balanced focus on driving performance, retaining talent, and aligning the interests of Arrow’s executives with long-term interests of its shareholders.

Target Total Direct Compensation Pay Mix

The charts below show the target TDC of the CEO and the other NEOs. Because these charts are intended to illustrate the TDC pay mix, we have excluded Mr. Austen due to his unique compensation arrangements as Arrow’s Interim President and CEO and have based the “CEO” chart on the TDC awarded to Mr. Kerins, who was serving as Arrow’s President and CEO when 2025 TDC decisions were made.

Annual and long-term incentives play a significant role in the NEOs’ overall compensation at Arrow. We believe that annual and long-term incentives are essential to linking pay to performance, aligning compensation with organizational strategies and financial goals, and rewarding executives for the creation of shareholder value.

For fiscal 2025, in the aggregate, 85% of the NEOs’ target TDC was at risk and tied to corporate performance (89% for the CEO and an average of 82% for the other NEOs).

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The following charts reflect the distribution of the elements of the CEO’s and other NEOs’ target TDC based on grant date values.

Target Total Direct Compensation

Note: The “CEO” chart includes Mr. Kerins and excludes Mr. Austen in light of Mr. Austen’s unique compensation structure as our Interim President and CEO as the pay mix chart is intended to be reflective of TDC decisions for 2025.

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Best Compensation Practices and Policies

What We Do		What We Do Not Do
√	Heavy emphasis on variable compensation	×	No guaranteed salary increases or incentive guarantees
√	Balance of annual and long-term compensation to discourage short-term risk taking at the expense of long-term results	×	No employment contracts containing multi-year guarantees for salary increases, non-performance-based bonuses, or equity compensation
√	All long-term stock unit incentives vest based on performance	×	No “single trigger” change in control cash payments or equity vesting
√	Annual market comparison of executive compensation against a relevant peer group	×	No incentive plan payouts without justifiable performance linkage
√	Meaningful quantitative goals for performance-based annual and long-term compensation	×	No option backdating, repricing, or cash-out of underwater options
√	Quantitative strategic goals in annual cash incentive plan	×	No dividends or dividend equivalents paid on unvested PSUs or RSUs
√	Annual say-on-pay advisory vote	×	No golden parachute tax gross-ups
√	Rigorous stock ownership guidelines	×	No speculative trading, hedging on derivative transactions, or pledging of Arrow stock
√	Clawback policies covering cash and equity incentive compensation	×	No tax reimbursements on executive perquisites*
√	Limited perquisites	×	No stock options granted with an exercise price at less than fair market value

*Excludes tax reimbursements for relocation and short-term assignment benefits in accordance with Company policy and which are available to all employees receiving relocation or short-term assignment benefits.

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THE 2025 EXECUTIVE COMPENSATION PROGRAM IN DETAIL

This part of the CD&A details the three principal elements of pay — base salary, annual cash incentive awards, and long-term incentive awards. Arrow’s pay-for-performance culture is demonstrated by the greater weight given to incentive-based compensation compared to fixed compensation.

Base Salary

Pay Element	Form	Performance Metric
Base Salary	Cash	> Base salary is set at market-competitive levels and considers individual and Company performance, among other factors

In making base salary decisions for the NEOs other than the CEO, the Compensation Committee considers each NEO’s position and its importance to the success of Arrow, the NEO’s level of responsibility within Arrow, its independent compensation consultant’s guidance, the CEO’s recommendations, as well as a number of other factors, including:

>	Individual performance;
>	Company or business unit performance;
>	Job responsibilities;
>	Time in role; and
>	Relevant benchmarking data, which includes Peer Group and third-party general industry survey data.

Subject to ratification by the independent members of the Board, the CEO’s base salary is determined by the Compensation Committee in independent directors’ session based on its evaluation of the CEO’s individual performance, Arrow’s performance, and relevant benchmarking data.

In consultation with its independent compensation consultant, the Compensation Committee met in December 2024 to conduct its annual review of base salaries and determine the 2025 base salary for each NEO. In the case of Mr. Austen, his base salary as Interim President and CEO was determined after considering the input of the Compensation Committee’s independent compensation consultant and market data, considering the compensation deemed necessary to induce Mr. Austen to accept the position and the fact that he would not participate in Arrow’s standard incentive programs, receiving no annual incentive award with respect to 2025 performance.

The table below provides an overview of the base salaries of the NEOs as of the fiscal year end:

Name	2024(1)		2025(1)	% Change
William F. Austen	$	N/A	$1,200,000	N/A
Rajesh K. Agrawal		$700,000	$700,000	0%
Eric C. Nowak(2)		€700,000	€700,000	0%
Richard J. Marano(3)		$500,000	$750,000	50%
Gretchen K. Zech(4)		$675,000	$725,000	7%
Sean J. Kerins(5)		$1,000,000	$1,100,000	10%

(1)	Base salary amounts are reflective of the values as of December 31, 2024 and December 31, 2025.
(2)	Mr. Nowak’s cash compensation is paid in euros because Mr. Nowak is employed in France. For purposes of this CD&A, when discussing his cash compensation, Arrow assumed an exchange rate of $1.0404 to €1.00 for 2024 which equates to $728,256 as of

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December 31, 2024, and an exchange rate of $1.17467 to €1.00 for 2025 which equates to $822,269 as of December 31, 2025. The Summary Compensation Table reflects the values in USD.
(3)	Mr. Marano’s base salary increase was reflective of his expanded responsibilities, the ongoing evolution of the business, and to better align his compensation with market and peer practices.
(4)	Ms. Zech’s base salary increase was to better align with market and peer practices. Ms. Zech did not receive a base salary increase in 2024.
(5)	The 2025 base salary is reflective of Mr. Kerins’ base salary as of September 16, 2025, and the increase was to better align with market and peer practices. Mr. Kerins did not receive a base salary increase in 2024.

Annual Cash Incentives

Pay Element	Form	Performance Metric
Annual Cash Incentives	Cash	> 70% Absolute EPS > 30% Strategic Goals

Arrow’s annual cash incentives are designed to reward individuals for performance against pre – established metrics set by the Compensation Committee at the beginning of the year. Each participating NEO is assigned an annual cash incentive target based on the NEO’s level of responsibility, ability to impact overall results, and relevant benchmarking data. Actual annual cash incentive awards may be higher or lower than the market since awards are based on results against pre-established performance metrics and can range from 0% to 170% of the annual cash incentive target.

In consultation with its independent compensation consultant, the Compensation Committee met in December 2024 to conduct its annual review of annual cash incentives and determine the 2025 annual cash incentives for each then-serving NEO.

In light of his interim position, the Compensation Committee determined to exclude Mr. Austen from participation in Arrow’s 2025 annual cash incentive program.

The table below provides a summary of the annual cash incentive targets for each NEO for fiscal 2024 and 2025:

Name	2024(1)	2025(1)	% Change
Rajesh K. Agrawal	$700,000	$700,000	0%
Eric C. Nowak(2)	€700,000	€700,000	0%
Richard J. Marano(3)	$500,000	$750,000	50%
Gretchen K. Zech(4)	$675,000	$725,000	7%
Sean J. Kerins(5)	$2,000,000	$2,200,000	10%

(1)	Annual cash incentive amounts are reflective of the values as of December 31, 2024, and December 31, 2025.
(2)	Mr. Nowak’s cash compensation is paid in euros because Mr. Nowak is employed in France. For purposes of this CD&A, when discussing his cash compensation, Arrow assumed an exchange rate of $1.0404 to €1.00 for 2024 which equates to $728,256 as of December 31, 2024, and an exchange rate of $1.17467 to €1.00 for 2025 which equates to $822,269 as of December 31, 2025. The Summary Compensation Table reflects the values in USD.
(3)	Mr. Marano’s annual cash incentive target was increased to reflect his expanded responsibilities, the ongoing evolution of the business, and to better align his compensation with market and peer practices.
(4)	Ms. Zech’s annual cash incentive target was increased to better align with market and peer practices after not receiving an increase in 2024.
(5)	The 2025 annual cash incentive target is reflective of Mr. Kerins’ annual cash incentive as of September 16, 2025 and the increase was to better align with market and peer practices after not receiving an increase in 2024.

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2025 Annual Cash Incentive Performance Goals and Results

For fiscal 2025, the annual cash incentive for each of the participating NEOs was based on a combination of financial and strategic goals weighted at 70% and 30%, respectively.

The 2025 annual cash incentive metrics and results against the targets of those metrics are summarized below.

Financial Goals Each participating NEO can earn between 0% and 200% of the target award linked to our financial goals based on actual performance against annual financial targets. The Compensation Committee selected Absolute EPS to reinforce Arrow’s overall profit objectives based on the rationale that Absolute EPS is a primary driver of shareholder value creation.

The 2025 Absolute EPS target setting process was informed by several macroeconomic indicators as well as supplier, other industry, and Gross Domestic Product forecasts impacting Arrow’s business at the time the goals were set in February 2025, including:

>	An expected gradual recovery due to continued industry concerns about supply chain normalization and elevated customer inventory levels;
>	Arrow’s serviceable market uncertainty globally;
>	Rising geo-political tensions; and
>	Inflationary pressure.

Based on similar historical cyclical downturns and the projected continuation of market conditions from the prior year, the Compensation Committee anticipated a challenging year in 2025 with the potential for a gradual recovery in the latter part of the year. With these considerations in mind, the Compensation Committee set the 2025 Absolute EPS target approximately 1% below the prior-year Absolute EPS results, but increasing approximately 4% on a constant currency basis consistent with the currency outlook at that time. This reduction was less than the profit decline that was experienced in 2024 and aligned with the then-current profit expectations for 2025. The target was aligned with the annual business plan and set ahead of market expectations at that time, reflecting the Compensation Committee’s commitment to setting challenging performance goals. The Compensation Committee believed that the targets were rigorous and would appropriately incentivize our executives.

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At the end of the performance period, the actual Absolute EPS result declined 5% relative to the prior year Absolute EPS result but increased 1% on a constant currency basis, confirming the difficult market environment anticipated by the Compensation Committee when setting 2025 targets. The Compensation Committee evaluated the resulting achievement outcomes, which were below target, and determined that the financial goals had appropriately aligned incentives with the actual performance of the Company and the leadership team in a challenging market environment and concluded that pay and performance were reasonably aligned.

		Performance Range
		(% of Target Payout)				Payout
		Threshold	Target	Maximum	Actual	as a % of
Metric	Weighting	(25%)	(100%)	(200%)	Result	Target
Absolute EPS	70.0%	$8.00	$10.67	$13.34	$10.33	90.43%

Note: Payouts are linearly interpolated for performance between threshold and maximum. For performance below threshold, there is no payout earned.

Strategic Goals Each participating NEO can earn between 0% and 100% of the target award for these metrics based on actual performance against the annual strategic goals. Strategic metrics and goals are intended to be dynamic and reflect the relevant business priorities for the performance year. Each year, the Compensation Committee determines specific performance objectives that are designed to be rigorous and support the long-term success of Arrow’s strategy.

For 2025, the Compensation Committee established performance objectives related to strategic growth metrics for our Global Components and ECS business units, along with a savings metric related to accelerated operating expense savings (“Opex Savings”). The 2025 target for Opex Savings was set below the 2024 actual achievement because, as we have progressed on our Opex Savings initiatives, incremental savings year over year become increasingly harder to achieve, so the new target was set at a level intended to represent a comparable degree of rigor for management to achieve in light of prior progress.

		Performance Range
		(% of Target Payout)			Payout
		Threshold	Target/Maximum	Actual	as a % of
Metric (1)	Weighting	(75%)	(100%)	Result	Target

Global Components Strategic % Growth	7.5%	37.5 bps	50 bps	Above Target	100%

Enterprise Computing Solutions Strategic % Growth	7.5%	75 bps	100 bps	Above Target	100%

Opex Savings	15.0%	$37.5M	$50.00M	$59.00M	100%

Total Strategic Goals Payout					100%

(1)	Payouts are linearly interpolated for performance between threshold and target, with no payout for performance below the threshold and no additional award for achieving above-target performance.

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The performance with respect to both the Global Components strategic growth metric and the ECS strategic growth metric exceeded the target/maximum. The performance on the Opex Savings metric also exceeded the target/maximum. The Compensation Committee evaluated the resulting formulaic outcomes and determined that the goals had appropriately aligned the leadership team incentives with the actual performance of Arrow and concluded that pay and performance were reasonably aligned.

Award Payouts The Absolute EPS and strategic goal achievements resulted in an overall award payout of 93.30% for our executive leadership, which the Compensation Committee approved. The table below sets forth the 2025 annual cash incentive awards paid to each NEO.

	Target		Strategic
	Annual Cash	Absolute	Goals	Total
	Incentive	EPS Payout	Payout	Payout	Total
Name	($)	(70% Weighting)	(30% Weighting)	(as % of Target)	Payout ($)
Rajesh K. Agrawal	$700,000	90.43%	100.00%	93.30%	$653,100
Eric C. Nowak(1)	€700,000	90.43%	100.00%	93.30%	€653,100
Richard J. Marano	$750,000	90.43%	100.00%	93.30%	$699,750
Gretchen K. Zech	$725,000	90.43%	100.00%	93.30%	$676,425
Sean J. Kerins(2)	$2,200,000	—	—	—	$—

(1)	Mr. Nowak’s cash compensation is paid in euros because Mr. Nowak is employed in France. For purposes of this CD&A, when discussing his cash compensation, Arrow assumed an exchange rate of $1.17467 to €1.00 for 2025 which equates to $767,177 as of December 31, 2025. The Summary Compensation Table reflects the values in USD.
(2)	Mr. Kerins’ annual cash incentive target above represents his target opportunity at the beginning of 2025. Pursuant to Mr. Kerins’ separation agreement, he is not eligible to receive a payout of his annual cash incentive as a result of his separation from Arrow.

Long-Term Incentive Awards

Long-term incentive awards (also referred to as “LTIP”) are designed to promote a balanced focus on driving performance, retaining talent, and aligning the interests of the NEOs with the long-term interests of Arrow’s shareholders.

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For 2025, the annual LTIP awards for NEOs (other than Mr. Austen) included a mix of PSUs and RSUs, designed to balance performance focus and retention while aligning executives with the long-term interests of shareholders. At least half of each award was delivered in performance-based equity, with the majority of the CEO and Global Presidents’ total LTIP award value granted in PSUs, reflecting the Compensation Committee’s increased emphasis on performance-based pay. The 2025 LTIP also incorporates a differentiated mix of performance metrics, including the introduction of a rTSR performance metric for Messrs. Kerins, Nowak, and Marano, which will extend to all NEOs beginning in 2026. The table below summarizes the key elements of the 2025 LTIP, including each award type, associated performance metrics, and design features:

LTIP Equity Mix
Form	Performance Metric	Detail
> Three-year rEPS Growth > Three-year ROIC minus WACC > Vesting contingent on positive net income in the fiscal year of the initial grant
>
Reinforces focus on profitable growth and disciplined capital deployment
>
Measures Arrow’s ability to grow earnings faster than peers while generating returns that exceed its cost of capital
>
Payout range is 0% to 185% of the target number of PSUs granted, based on performance over the three-year period
>
Realized value tied to stock price performance
>
Settled in shares of Arrow stock at the end of the three-year vesting term if the performance metrics are achieved

PSUs	> Three-year rTSR > Succession planning goal for the Global Presidents > Vesting contingent on positive net income in the fiscal year of the initial grant
>
Introduced in 2025 for the CEO and Global Presidents only; all NEOs will transition to an rTSR metric beginning in 2026
>
Strengthens alignment between realized compensation and shareholders’ investment experience by tying payouts to Arrow’s market performance relative to peers
>
Payout range is 0% to 200% of the target number of PSUs granted, based on performance over a three-year period relative to the S&P 400 MidCap Index
>
Realized value tied to stock price performance
>
Any earned awards are capped at target if Arrow’s absolute TSR is negative
>
Settled in shares of Arrow stock at the end of the three-year vesting term based on rTSR performance and, in the case of the Global Presidents, a succession planning goal

RSUs	> Vesting contingent on positive net income in the fiscal year of the initial grant	> Promotes retention of key leadership talent and aligns executive interests with shareholders through long-term stock ownership > Vests ratably over three years, subject to continued employment

Under the LTIP, awards are expressed in dollars and are customarily granted annually. To determine the annual long-term incentive award of Arrow’s CEO (which is then ratified by the Board’s independent directors), the Compensation Committee evaluates the CEO’s performance and also considers prior grant history, the Compensation Committee’s assessment of his contribution, potential contribution, Peer Group compensation benchmarking analysis, and the long-term incentive award practices of the Peer Group.

The Compensation Committee also makes LTIP award decisions for other executives based on the abovementioned factors and input from the CEO, and each NEO is assigned an annual long-term incentive target based on the NEO’s level of responsibility, ability to impact overall results, and relevant benchmarking

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data. These awards are set forth below. For more detail, including the expense to Arrow associated with each grant, see the table labeled “2025 Grants of Plan-Based Awards” below.

We believe that Arrow’s three-year average burn rate of 0.76% of the weighted average basic common shares outstanding reflects its prudent management of equity shares used under its LTIP.

The following section describes the structure of the 2025 LTIP, including the revised design for Messrs. Kerins, Nowak, and Marano—our CEO and Global Presidents—and the LTIP that continued to apply to the NEOs for 2025.

The table below provides a summary of the target grant-date values of the annual long-term incentive awards for each NEO.

Name	2024		2025	% Change
William F. Austen(1)	$	N/A	$3,600,000	N/A
Rajesh K. Agrawal		$2,200,000	$2,300,000	5%
Eric C. Nowak(2)		$2,000,000	$3,400,000	70%
Richard J. Marano(2)		$1,200,000	$3,500,000	192%
Gretchen K. Zech		$1,500,000	$1,700,000	13%
Sean J. Kerins(2) (3)		$4,000,000	$7,000,000	75%

(1)	Mr. Austen received a grant of RSUs in conjunction with his appointment as Interim President and CEO. These RSUs are scheduled to vest on the one-year anniversary of the grant date, subject to Mr. Austen’s continued service as Interim President and CEO or as a member of Arrow’s Board of Directors, through such date.
(2)	As noted above, the annual long-term incentive award increase for each of Messrs. Nowak, Marano, and Kerins was made to position their target total direct compensation closer to competitive market levels while maintaining a significant emphasis on at-risk, performance-based pay. In determining their increases, the Compensation Committee also considered individual performance and internal pay equity.
(3)	Mr. Kerins forfeited his 2025 long-term incentive awards upon his September 2025 separation from Arrow.

2025 LTIP for Messrs. Kerins, Nowak, and Marano

As described under “Incentive Plans: 2025 Long-Term Incentive Program Updates” above, as part of its annual review, the Compensation Committee evaluated the effectiveness of the LTIP in supporting Arrow’s strategy and shareholder value creation. Following this review and informed by its review of peer practices and input from its independent compensation consultant, the Compensation Committee approved the following changes to the LTIP for 2025 that are intended to enhance the alignment between pay and performance, strengthen the connection between realized compensation and long-term shareholder outcomes, and ensure Arrow’s program remains competitive in attracting and retaining key leadership talent.

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>	Added a separate PSU award based on three-year rTSR performance metric (rTSR PSU) for Messrs. Kerins, Nowak, and Marano—our CEO and Global Presidents, respectively—to ensure long-term incentives continue to align with Arrow’s strategic priorities and the interests of shareholders. The rTSR payout range is 0% to 200% of the target number of PSUs granted, based on performance over a three-year period relative to the S&P 400 MidCap Index as shown in the table below, with interpolation for performance between performance levels:

	rTSR Performance	Payout Percentage
Performance Level	(Percentile Rank vs. Peer)	(% of Target)
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	75th Percentile or Above	200%

The payout is capped at 200%, and performance below the threshold performance level results in a zero payout. If Arrow’s TSR is negative, the payout is capped at 100%. In addition, Messrs. Marano and Nowak’s rTSR PSU award has an additional performance measure relating to succession planning, with achievement to be determined at the end of the performance period by the Compensation Committee, following recommendation by the President and CEO.

>	Maintained a three-year rEPS performance metric for annual PSU awards. Three-year rEPS growth and three-year ROIC minus WACC will also continue to drive actual PSU award outcomes, consistent with the design for the other NEOs, excluding Mr. Austen. For this portion of the award, three-year rEPS Growth metric is weighted at 60%, and the three-year average ROIC minus three-year WACC metric is weighted at 40%. See “A Closer Look at PSUs: 2025 Grants” below.
>	Recalibrated target LTIP award opportunities. In conjunction with the addition of rTSR PSUs, the Compensation Committee approved increases to the 2025 LTIP target award values for Messrs. Kerins, Nowak, and Marano. Prior to these adjustments, target LTIP opportunities for these roles were well below the median of Arrow’s compensation Peer Group. The updated award levels—$7 million for Mr. Kerins (which he forfeited upon his departure) and $3.4 and 3.5 million for Messrs. Nowak and Marano, respectively, positioned their target total direct compensation closer to competitive market levels while maintaining a significant emphasis on at-risk, performance-based pay.

The table below provides a summary of the target grant-date values of each form of annual long-term incentive award for Messrs. Kerins, Nowak, and Marano. The award values for the annual grants are based on the closing price of Arrow’s common stock on the grant date, which was $107.61, while the award values for the rTSR PSUs are based on the fair value on the award date, which was $131.51.

	PSUs
	rTSR		rEPS & ROIC-WACC		RSUs
	Target	#	Target	#	Target	#	Total Target
Name	Value	of Shares	Value	of Shares	Value	of Shares	Value
Eric C. Nowak	$1,400,000	10,646	$1,000,000	9,293	$1,000,000	9,293	$3,400,000
Richard J. Marano	$1,500,000	11,406	$1,000,000	9,293	$1,000,000	9,293	$3,500,000
Sean J. Kerins (1)	$3,000,000	22,812	$2,000,000	18,586	$2,000,000	18,586	$7,000,000

(1)	Mr. Kerins forfeited his 2025 long-term incentive awards upon his September 2025 separation from Arrow.

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2025 LTIP for Mr. Agrawal and Ms. Zech

The table below provides a summary of the target grant-date values of each form of annual long-term incentive award for Mr. Agrawal and Ms. Zech. The award values for the annual grants are based on the closing price of Arrow’s common stock on the grant date, which was $107.61.

	PSUs
	rEPS & ROIC-WACC		RSUs
	Target	#	Target	#	Total Target
Name	Value	of Shares	Value	of Shares	Value
Rajesh K. Agrawal	$1,150,000	10,687	$1,150,000	10,687	$2,300,000
Gretchen K. Zech	$850,000	7,899	$850,000	7,899	$1,700,000

PSUs

A Closer Look at PSUs: 2025 Annual Grants

In addition to the rTSR PSUs awarded to Messrs. Nowak, Marano, and Kerins, as described above, the 2025 annual PSU awards are tied to Arrow’s three-year (2025-2027) EPS growth as compared to the EPS growth of Arrow’s Peer Group (see the “The Role of Peer Companies” section below in this CD&A) and Arrow’s three - year average ROIC in excess of its three-year WACC. The calculation of WACC is defined as the sum of the after-tax cost of each capital component times its weight. The Compensation Committee chose these performance metrics and the range of payouts in order to reward participants for successfully balancing profit maximization and the efficient use of capital, both key drivers in creating shareholder value.

The Compensation Committee established these performance goals to encourage strong, focused performance. Given the economic and market conditions at the time the targets were set, the target payout levels were designed to be challenging but achievable, while payouts at the maximum levels were designed to be stretch goals.

The three-year rEPS Growth metric is weighted at 60%, and the three-year average ROIC minus three-year WACC metric is weighted at 40%. At the end of the performance period, the Compensation Committee reviews the outcome of the payout within the context of Arrow’s overall performance during the period, including an evaluation of the underlying metrics, and may implement a downward adjustment to the payout if the Compensation Committee concludes that an adjustment would be appropriate to align pay outcomes with performance.

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rEPS PSU Payout Matrix (January 1, 2025 - December 31, 2027)

(1)	There will be no payout if ROIC minus WACC is less than zero, except when determined otherwise in the Compensation Committee’s discretion.
(2)	The nine companies comprising the Peer Group are Avnet, Inc., CDW Corporation, Celestica Inc., Flex Ltd., Hewlett Packard Enterprise Company, HP Inc., Jabil Inc., TD SYNNEX Corporation, and Wesco International, Inc

Provided Arrow achieves a non-GAAP net income of greater than zero during the grant year, participants may earn up to 185% of their targeted rEPS PSUs based on performance against the pre-established performance goals, subject to the individual’s continued employment through the applicable vesting date and any rights provided under the applicable award agreement, Severance Policy (as defined below), and, in the case of Ms. Zech, her Participation Agreement (as defined below).

rEPS PSU Payout for 2023 PSU Grants (January 1, 2023 – December 31, 2025)

Three-year average ROIC in excess of three-year WACC (40%). Results are measured at the end of the three-year performance period against Arrow’s internal target, which was set to exceed Arrow’s three-year WACC by 1.5% (as shown in the table below) and is based on an enduring value creation standard.

Three-year rEPS Growth (60%). Results are measured by the change in Arrow’s EPS during the performance cycle as compared to the companies in the Peer Group and the relative ranking determines the payout as a percentage of target as shown in the table below. The performance period for the rEPS PSUs granted in 2023 was January 1, 2023 to December 31, 2025. The payout level was approved by the Compensation Committee in February 2026. Arrow determined its EPS growth ranked ninth among the reporting companies (a weighted result of 15%). Arrow’s average ROIC exceeded its WACC by 1.11% during the same period (a weighted result of 35%). As a result, in February 2026, the PSUs granted in 2023 vested at 50% of the target number of PSUs.

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rEPS PSU Payout Matrix (January 1, 2023 - December 31, 2025)

(1)	There will be no payout if ROIC minus WACC is less than zero, except when determined otherwise in the Compensation Committee’s discretion.
(2)	The nine companies comprising the Peer Group are Avnet, Inc., CDW Corporation, Celestica Inc., Flex Ltd., Hewlett Packard Enterprise Company, HP Inc., Jabil Inc., TD SYNNEX Corporation, and Wesco International, Inc.

RSUs

Other than Mr. Austen’s  grant, grants of RSUs vest in 25% increments on each of the first four anniversaries of the grant date, contingent upon Arrow achieving positive net income in the fiscal year of the initial grant and subject to the individual’s continued employment through the applicable vesting date and any rights provided under the applicable award agreement, Severance Policy, and, in the case of Ms. Zech, her Participation Agreement. RSUs are intended to provide the NEOs with the economic equivalent of a direct ownership interest in Arrow during the vesting period and provide Arrow with significant retention security. As noted above, Mr. Austen’s RSU grant vests on the 12-month anniversary of the date of grant, subject to Mr. Austen’s continued service as Interim President and CEO or as a member of Arrow’s Board of Directors, through such date.

ARROW’S DECISION-MAKING PROCESS

The Role of the Compensation Committee

The Compensation Committee is comprised of independent, non-employee directors. The Compensation Committee works very closely with its independent consultant and management to examine the effectiveness of Arrow’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, a copy of which is available under “Governance Documents” at the “Leadership and Governance” sub-link of Arrow’s Investor Relations page at investor.arrow.com.

The Compensation Committee is responsible for developing and reviewing Arrow’s executive compensation philosophy. It implements that philosophy through compensation programs and plans designed to further Arrow’s strategy, drive long-term profitable growth, and increase shareholder value. The Compensation Committee reviews and approves the corporate goals and objectives relevant to executive compensation and, subject to review and ratification by the other independent directors, reviews and approves the compensation and benefits for the CEO. In making its decisions, the Compensation Committee reviews the performance of each of the NEOs and Arrow as a whole. It considers the compensation of other Company executives, levels

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of responsibility, prior experience, breadth of knowledge, job performance, and benchmarking data in reviewing target total compensation levels.

The Compensation Committee considers performance reviews prepared by the CEO for his direct reports and conducts its own performance review of the CEO. The Compensation Committee reviews Arrow’s performance on the metrics relevant to the execution of its strategy and evaluates the performance of the CEO in light of that execution. The Compensation Committee evaluates the compensation of the CEO in the independent directors’ session, and then the Compensation Committee recommends the CEO’s compensation to the Board for ratification. For NEOs other than the CEO, the Compensation Committee’s review includes input provided by the CEO; however, all decisions regarding NEO compensation are ultimately made by the Compensation Committee (subject to ratification by the Board in the case of the CEO’s compensation).

The Role of Management

Compensation Committee meetings are regularly attended by the CEO; the Chief Governance, Sustainability, and Human Resources Officer; the Chief Financial Officer; and the Chief Legal and Compliance Officer. Each of the management attendees provides the Compensation Committee with his or her specific expertise and the business and financial context deemed necessary to understand and properly target financial and performance metrics. None of the members of management are present during the Compensation Committee’s deliberations regarding their own compensation, but Arrow’s independent compensation consultant, Pearl Meyer, may participate in those discussions. For NEOs other than the CEO, the Compensation Committee considers, among other things, the input provided by the CEO.

The Role of the Independent Compensation Consultant

The Compensation Committee has selected and engaged Pearl Meyer as its independent compensation consultant to provide the Compensation Committee with expertise on various compensation matters, including competitive practices, market trends, and specific program design. Additionally, Pearl Meyer provides the Compensation Committee with competitive data regarding market compensation levels at the 25th, 50th, and 75th percentiles for total compensation and each major compensation element.

Pearl Meyer reports to the Compensation Committee and, other than advising the Corporate Governance Committee on independent director compensation, does not provide any other services to Arrow or its management. The Compensation Committee annually assesses compensation advisors' independence and potential conflicts of interest in accordance with applicable law and NYSE listing standards. Based on its assessment, the Compensation Committee determined that Pearl Meyer is independent, and Pearl Meyer’s services have not raised any conflicts of interest.

The Role of Peer Companies

While the Compensation Committee believes targeting TDC around the market median is appropriate, target TDC levels can range from below-market to above-market based on factors such as experience and performance of the individual and Arrow or applicable business unit over time. For Arrow’s annual competitive benchmarking study, Pearl Meyer reviews compensation data of the Peer Group, as well as general industry survey data published by third parties.

The Compensation Committee evaluates the appropriateness of each NEO’s compensation based on factors such as Company and business unit performance, job scope, individual performance, time in position, and alignment with comparable positions at companies in the Peer Group. To the extent the Compensation Committee deems that the compensation level associated with a NEO’s position versus the market (one measure of which is the Peer Group) is not aligned with the relevant factors, the Compensation Committee may choose to modify one or more of the NEO’s compensation components.

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With input from its independent compensation consultant, the Compensation Committee annually reviews and approves the compensation Peer Group to evaluate whether it continues to meet Arrow’s objectives, based on the process set forth below under “Peer Group Selection Process.” Based on the Compensation Committee’s review during 2024, no changes were made to the Peer Group for 2025 as the Peer Group continues to be viewed as appropriately aligned with Arrow’s business and the factors set forth below.

Peer Group Selection Process

Set an initial list of companies	Screened initial list with established criteria	Performed a robust analytical review that considered:

> Other technology distributors > GICS code to determine industry relevance > Use of capital > Geographic footprint	> Industry similarity > Peer similarity > Size similarity > Business model alignment	> Market cap > Revenue > Market cap to revenue ratio > Return on invested capital > Gross margin > Dividend yield > TSR

2025 PEER GROUP (the “Peer Group”)
> Avnet, Inc.	> Flex, Ltd.	> Jabil Inc.
> CDW Corp.	> HP Enterprise Co.	> TD SYNNEX Corp.
> Celestica Inc.	> HP Inc.	> WESCO International Inc.

2025 Peer Group Data (Millions)
Percentile	Revenue(1)	Market Cap
25th	22,994	11,984
Median	28,844	19,093
75th	33,500	23,854
Arrow	30,853	5,627
Percentile Rank	56th	11th

(1)	Trailing Twelve Months. Source: Company reports and Bloomberg market data.

The Compensation Committee also reviews other benchmarking data of companies outside of the Peer Group when deemed necessary and appropriate. This data can cover a variety of areas, such as equity vesting practices, the prevalence of performance metrics among peer companies, types of equity vehicles used by peer companies, severance practices, equity burn rates, and any other market data the Compensation Committee believes it needs to consider when evaluating Arrow’s executive compensation program.

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OTHER PRACTICES, POLICIES, AND GUIDELINES

Stock Ownership Requirements

The Compensation Committee recognizes the importance of equity ownership by delivering a majority of the NEOs’ total compensation in the form of equity. To further align the interests of Arrow’s executives with those of shareholders, Arrow requires its NEOs (other than Mr. Austen) to hold specified amounts of Arrow equity as summarized in the table below. Mr. Austen remains subject to the director guidelines in light of his interim status.

Position	Ownership Requirement
CEO	5x base salary
Other NEOs	3x base salary

If the ownership requirement has not been met by the fifth anniversary of the date the NEO became subject to the ownership requirement multiple, then 100% of net shares acquired annually from employee equity awards must be retained until the requirements are met. Shares that count towards the ownership requirement include shares owned and vested and unvested RSUs. Non-Qualified Stock Options, whether vested or unvested, and unvested PSUs do not count towards the ownership requirement. As of the Record Date, all continuing NEOs currently meet the stock ownership requirements.

Clawback Policies

The Board believes that it is in the best interests of Arrow and its shareholders to create and maintain a culture that emphasizes integrity and accountability and reinforces Arrow’s pay-for-performance compensation philosophy.

Arrow has two separate compensation clawback policies: (i) a clawback policy structured to comply with the NYSE listing standards (the “Dodd-Frank Compensation Clawback Policy”) and (ii) a clawback policy applicable to executive officers and other members of senior management not otherwise subject to the Dodd-Frank Compensation Clawback Policy (the “Incentive Compensation Clawback Policy”). These clawback policies are summarized in detail below.

Arrow monitors its clawback policies to evaluate whether they remain consistent with applicable laws and update them as deemed necessary.

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Dodd-Frank Compensation Clawback Policy

The Dodd-Frank Compensation Clawback Policy applies to the CEO; Chief Financial Officer; Chief Accounting Officer; President, Global Enterprise Computing Solutions; President, Global Components; Chief Governance, Sustainability, and Human Resources Officer; and Chief Legal and Compliance Officer and Secretary (for purposes of this section, “executive officers”).

The Dodd-Frank Compensation Clawback Policy provides that in the event of an accounting restatement that either (a) results from material noncompliance with financial reporting requirements under federal securities laws (commonly referred to as a “Big R” restatement) or (b) would result in a material misstatement if the error was corrected or left uncorrected in the current period (commonly referred to as a “little r” restatement, and together with a “Big R” restatement, a “Restatement”), Arrow must recoup all incentive-based compensation (on a pre-tax basis) received by executive officers at any time employed in the applicable performance period in excess of the amount that would have otherwise been received if the calculation were based on those results in the Restatement. The recoupment period covers the three completed fiscal years immediately preceding the date on which Arrow is required to prepare the Restatement.

Additionally, the Dodd-Frank Compensation Clawback Policy prohibits Arrow from indemnifying or reimbursing the covered employee for any loss under the Dodd-Frank Compensation Clawback Policy.

Incentive Compensation Clawback Policy

The Incentive Compensation Clawback Policy operates separately from, and in addition to the Dodd-Frank Compensation Clawback Policy. The Incentive Compensation Clawback Policy permits Arrow, acting through its Compensation Committee, to recoup specific executive compensation from its executive officers (without duplication of any recoupment under the Dodd-Frank Compensation Clawback Policy), vice presidents, and other members of senior management, in the event of (i) a Restatement or (ii) an executive’s involvement in specified misconduct under the Incentive Compensation Clawback Policy (“Misconduct”).

In the event of a Restatement, the Compensation Committee may require an employee to reimburse Arrow or to forfeit any excess incentive compensation (which could include PSUs and RSUs, whether or not vesting is tied to performance measures, under the LTIP) received by the employee during the three completed fiscal years immediately preceding the date on which Arrow is required to prepare a Restatement. In the event of Misconduct, the Compensation Committee may require an employee to reimburse Arrow or to forfeit any and all incentive compensation, including time-based awards, if the Misconduct occurred during any of the three fiscal years preceding the grant, payment, vesting, or settlement of the incentive compensation.

Consistent with the Dodd-Frank Compensation Clawback Policy, the Incentive Compensation Clawback Policy prohibits Arrow from indemnifying or reimbursing the covered employee for any loss under the Incentive Compensation Clawback Policy.

Insider Trading Policy

Arrow believes that it is essential to (i) prevent insider trading, (ii) prevent the appearance of insider trading, (iii) prevent the misuse of insider information, and (iv) protect its reputation for integrity and ethical conduct.

Arrow’s insider trading policy prohibits directors and all other employees from transacting in Arrow securities while aware of material nonpublic information (“MNPI”). Specific individuals who are at a greater risk of possessing MNPI, including directors and executive leadership, are restricted to transacting in Arrow securities only during open trading windows, with certain exceptions for, among other things, scheduled trades under a contract, instruction, or plan intended to satisfy the conditions of Exchange Act Rule 10b5-1(c) (a “10b5-1 plan”), vesting of stock, transactions resulting from domestic-relations orders, and surrender or withholding of shares to satisfy taxes.

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Arrow’s open trading windows commence on the opening of the market on the first day after the filing with the SEC of Arrow’s Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, until the close of the market on the fifteenth calendar day prior to the last day of the then-current quarter. The Chief Legal and Compliance Officer may also impose special trading blackout periods due to the occurrence of material developments that are known to Arrow but have not yet been publicly disclosed.

Under the insider-trading policy, directors and executive leadership must also preclear their trades (unless done under an existing 10b5-1 plan) or the adoption or modifications of any 10b5-1 plans with Arrow’s Chief Legal and Compliance Officer.

Policies Regarding Awarding of Equity Awards in Relation to Disclosure of Material Nonpublic Information

The Compensation Committee and senior management monitor Arrow’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Arrow’s equity grants under its executive compensation program consist of RSUs and PSUs and Arrow does not currently utilize options, stock-appreciation rights, or similar equity instruments as a component of its executive-officer compensation.

When making regular annual equity grants, the Compensation Committee’s practice is to approve them at the first regularly scheduled meeting of the calendar year as part of the annual compensation review and after results for the preceding fiscal year become available. Because the Compensation Committee’s regular meeting schedule is determined in the prior fiscal year, the proximity of any awards to other significant corporate events is coincidental. In addition, the Board or Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions. Arrow does not schedule its equity grants in anticipation of the release of MNPI nor does Arrow time the release of MNPI based on equity grant dates.

Anti-Hedging and Anti-Pledging Policy

Arrow’s anti-hedging and anti-pledging policy provides that directors, executive officers, and other corporate officers and senior executives may not directly or indirectly engage in transactions that would have the effect of reducing the economic risk of holding Arrow’s securities. Arrow’s policy prohibits covered individuals from engaging in certain derivatives transactions in Arrow securities, such as options, puts, calls, or similar instruments; prepared variable forward contracts; equity swaps or other equity derivatives; zero cost dollars; exchange or “swap” funds; “spread betting” transactions (i.e., transactions speculating on share price movement) or other speculative transactions; and participation in certain pooled investment partnerships. The policy also prohibits the pledging of Arrow securities or the holding of Arrow securities in margin accounts since securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and any such margin sale may occur at a time when the pledgor is aware of MNPI or otherwise is not permitted to trade in Arrow securities. The policy is reviewed annually and, if needed, updated by the Compensation Committee. A copy of the policy is available under “Governance Documents” at the “Leadership and Governance” sub-link of Arrow’s Investor Relations page at investor.arrow.com.

Severance Policy and Change in Control Agreements

Arrow has a policy for severance (“Severance Policy”) and a change in control retention agreement (“Change in Control Retention Agreement”) for its executives. The Severance Policy and Change in Control Retention Agreements, including a quantification of the benefits that the continuing NEOs would receive in the event of a qualifying termination under such arrangements, are described in detail in the heading “Agreements and Potential Payouts upon Termination or Change in Control.”

64

2026 ANNUAL
PROXY STATEMENT

Retirement Programs and Other Benefits

In keeping with its total compensation philosophy and in light of the need to provide a comprehensive compensation and benefits package that is competitive within the industry, the Compensation Committee believes that the retirement and other benefit programs discussed below are critical elements of the compensation package made available to the NEOs with the exception of Mr. Nowak. As Mr. Nowak is employed in France, he participates in the broad-based retirement and benefit programs provided to employees in France.

Qualified Plans

The U.S.-based NEOs (all NEOs except for Mr. Nowak), are eligible to participate in the Arrow Electronics, Inc. 401(k) Savings Plan, which is available to all Arrow’s eligible U.S. employees. Company contributions to the Arrow Electronics, Inc. 401(k) Savings Plan on behalf of the participating NEOs are included under “All Other Compensation” in the table labeled “2025 Summary Compensation Table,” and specified under the column “401(k) Plan Company Contribution” in the table labeled “All Other Compensation — Detail.”

Supplemental Executive Retirement Plan

Arrow maintains the SERP, a non-qualified, unfunded retirement plan in which all U.S.-based NEOs (other than Mr. Austen due to his interim status) employed by Arrow as of December 31, 2025 participated, the details of which are discussed under the heading “Supplemental Executive Retirement Plan.”

Management Insurance Program

Executives, including U.S.-based NEOs (other than Mr. Austen, due to his interim status), participate in Arrow’s Management Insurance Program (“MIP”). The Board determines participant eligibility, and each U.S.-based NEO employed by Arrow as of December 31, 2025, participates in the MIP. In the event of the death of a participating executive, Arrow provides an after - tax death benefit to the executive’s named beneficiary equal to four times the executive’s annual target cash compensation (after giving effect to a tax assistance benefit included in the program). The benefit generally ends upon separation from service. However, the MIP benefit is extended until the first day of the seventh month following separation from service in the event the participating executive’s actual commencement of benefit payments under the SERP is delayed pursuant to Section 409A of the Internal Revenue Code since no SERP benefit is payable if a participant dies prior to commencement of benefit payments.

65

2026 ANNUAL
PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The substantive discussion of the material elements of all of Arrow’s executive compensation programs and the determinations by the Compensation Committee with respect to compensation and executive performance for 2025 are contained in the CD&A above. The Compensation Committee has reviewed and discussed the CD&A with Arrow management. In reliance on these reviews and discussions, the Compensation Committee recommended to the Board that the CD&A be included in the definitive Proxy Statement on Schedule 14A for Arrow’s 2026 Annual Meeting for filing with the SEC and be incorporated by reference in Arrow’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Gerry P. Smith, Chair

Andrew C. Kerin

Mary T. McDowell

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2026 ANNUAL
PROXY STATEMENT

COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS

2025 SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning the compensation of the NEOs.

							Change in
							Pension			Total
					Stock	Non-Equity	Value &			Without
				Stock	Option	Incentive	NQDC	All Other		Change in
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total	Pension
Name	Year	($)	($)	($)(2)	($)(3)	($)(4)	($)5)	($)(6)	($)	Value ($)(7)
William F. Austen(1)	2025	350,770	—	3,795,113	—	—	—	201,412	4,347,295	4,347,295
Interim President and Chief Executive Officer		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Rajesh K. Agrawal	2025	700,000	—	2,300,056	—	653,100	308,265	34,932	3,996,353	3,688,088
Senior Vice President, Chief Financial Officer	2024	700,000	—	2,200,060	—	493,360	430,299	15,784	3,839,503	3,409,204
	2023	700,000	—	2,200,053	—	476,070	370,369	13,200	3,759,692	3,389,323
Eric C. Nowak(8)	2025	822,269	—	3,400,095	—	767,177	—	160,920	5,150,461	5,150,461
President, Global Enterprise Computing Solutions	2024	594,091	—	2,000,185	—	452,344	—	106,272	3,152,892	3,152,892
Richard J. Marano	2025	750,000	—	3,500,043	—	699,750	—	22,532	4,972,325	4,972,325
President, Global Components	2024	500,000	—	1,200,043	—	352,400	—	13,924	2,066,367	2,066,367
Gretchen K. Zech	2025	725,000	—	1,700,023	—	676,425	984,435	36,274	4,122,157	3,137,722
Senior Vice President, Chief Governance,	2024	675,000	—	1,500,084	—	475,740	509,483	17,300	3,177,607	2,668,124
Sustainability, and Human Resources Officer	2023	675,000	—	1,500,030	—	459,068	971,404	16,700	3,622,202	2,650,798
Sean J. Kerins	2025	784,104	—	7,000,084	380,206	—	850,350	249,796	9,264,540	8,414,190
Former President and Chief Executive Officer	2024	1,000,000	—	4,000,068	—	1,409,600	1,800,904	18,722	8,229,294	6,428,390
	2023	1,000,000	—	4,000,040	—	1,360,200	2,517,506	14,068	8,891,814	6,374,308

(1)	Mr. Austen was appointed to the position of Interim President and CEO, effective September 16, 2025. For the period January 1, 2025 through September 15, 2025, Mr. Austen received compensation in connection with his service as an independent director, which is included in the Stock Awards and All Other Compensation columns. See “2025 Independent Director Compensation” above for a discussion of our director compensation program.
(2)	Amounts shown under the heading “Stock Awards” reflect the aggregate grant date fair values of such awards computed in accordance with FASB ASC Topic 718, excluding estimates of forfeitures. For Mr. Austen the amount shown represents the grant date fair value of 1,694 RSUs granted to him in connection with his service as an independent director and 29,753 RSUs granted to him in connection with his appointment to Interim President and CEO. For stock awards subject to performance conditions, such awards are computed based upon the probable outcome of the performance conditions as of the grant date. Assuming the maximum performance is achieved for stock awards that are subject to performance conditions, amounts shown under this heading for the NEOs would be as follows: Mr. Agrawal, $3,277,580; Mr. Nowak, $5,141,288; Mr. Marano, $5,304,856; Ms. Zech, $2,422,532; and Mr. Kerins, $10,609,711. Under FASB ASC Topic 718, the number of vested shares ultimately settled related to the rTSR PSUs is based on a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the rTSR PSUs granted to Messrs. Kerins, Nowak or Marano that could be calculated and disclosed based on achievement of the underlying market condition. Additional information on methodologies and assumptions made when calculating the grant date fair value of our stock awards is found in Note 12 to Arrow’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2025.
(3)	Mr. Kerins separated from Arrow, effective September 16, 2025. Mr. Kerins forfeited his annual cash incentive award and the unvested long-term incentive awards held by Mr. Kerins, including the awards granted in 2025, were forfeited in connection with his separation from Arrow. In addition, the amount listed in the “Option Awards” column represents the incremental fair value incurred in connection with the modification of his option awards to extend the post-termination exercise period. For assumptions used in determining these values, see note 12 to the consolidated financial statements contained in the Company’s Form 10-K.

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2026 ANNUAL
PROXY STATEMENT

(4)	The amounts shown under “Non-Equity Incentive Compensation” are the actual amounts paid for the achievement of both the financial and strategic goals related to the NEO’s annual cash incentive award.
(5)	The amounts shown under the column “Change in Pension Value & NQDC Earnings” reflect the year-to-year change in the present value of each NEO’s accumulated pension plan benefit as discussed under the heading “Supplemental Executive Retirement Plan.”
(6)	See the All Other Compensation — Detail table below.
(7)	The Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for the applicable year. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to Arrow’s performance and are outside the control of the Compensation Committee.
(8)	Mr. Nowak’s cash compensation is paid in euros because Mr. Nowak is employed in France. For purposes of this Summary Compensation Table, with respect to cash compensation, Arrow assumed an exchange rate of $1.0404 to €1.00 for 2024 and $1.17467 to €1.00 for 2025.

ALL OTHER COMPENSATION — DETAIL

From the table labeled “2025 Summary Compensation Table,” this table further sets forth the individual elements comprising each NEO’s 2025 “All Other Compensation.” In addition to the benefits noted below, occasionally, a spouse or other guest may accompany NEOs on chartered aircraft when an aircraft is already scheduled for business purposes and can accommodate additional passengers. In those cases, there is no aggregate incremental cost to Arrow, and, as a result, no amount is reflected in the “2025 Summary Compensation Table” for such travel.

	Other	401(k) Plan Company	Total
Name	($)	Contribution ($)	($)
William F. Austen(1)	201,412	—	201,412
Rajesh K. Agrawal(2)	20,932	14,000	34,932
Eric C. Nowak(3)	160,920	—	160,920
Richard J. Marano	8,532	14,000	22,532
Gretchen K. Zech(4)	22,274	14,000	36,274
Sean J. Kerins(5)	235,796	14,000	249,796

(1)	This amount represents (i) compensation earned by Mr. Austen for the period January 1, 2025 through September 15, 2025 in connection with his service as an independent director of the Board, including director and committee chair fees in the amount of $104,163, see “2025 Independent Director Compensation” above for a discussion of our director compensation program; (ii) in accordance with Arrow’s broad-based relocation and short-term assignment policies, the amount for Mr. Austen, whose permanent residence is not in Colorado, includes $89,175 of commuting expenses (including $39,014 related to tax reimbursements for such commuting expenses), which were valued on the basis of the aggregate incremental cost to Arrow and represent the amount accrued for payment and paid directly to Mr. Austen or the third-party vendor, as applicable; and (iii) Company-paid online privacy services.
(2)	This amount represents (i) Arrow’s contributions to Mr. Agrawal’s account under the Arrow Electronics, Inc. 401(k) Savings Plan in the amount of $14,000; (ii) personal security services relating to a residential security assessment and Company-paid online privacy services; and (iii) expenses associated with guest attendance at a business event.
(3)	This amount represents (i) Arrow’s statutory contributions to Mr. Nowak’s French pension scheme, not maintained by Arrow, in the amount of $60,762; (ii) expenses associated with Arrow provided automobile in France in the amount of $15,590; (iii) corporate housing in the amount of $61,975; and a Company provided leased automobile in the amount of $14,518, values based on amounts actually paid directly to a third-party vendor and based on his frequent travel to the United States in connection with his role as President, Global Enterprise Computing Solutions; and (iv) Company-paid online privacy services.
(4)	This amount represents (i) Arrow’s contributions to Ms. Zech’s account under the Arrow Electronics, Inc. 401(k) Savings Plan in the amount of $14,000; (ii) personal security services relating to a residential security assessment and Company-paid online privacy services; and (iii) expenses associated with an executive physical.
(5)	This amount represents (i) the monthly fee paid to Mr. Kerins for transition assistance, in the aggregate amount of $211,467; (ii) Arrow’s contributions to Mr. Kerins’ account under the Arrow Electronics, Inc. 401(k) Savings Plan when he was actively employed of $14,000 (where Arrow match is subject to a service requirement); (iii) personal security services relating to a residential security assessment and Company-paid online privacy services; and (iv) expenses associated with guest attendance at a non-business event.

68

2026 ANNUAL
PROXY STATEMENT

2025 GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding the annual cash incentives, PSUs, and RSUs awarded in 2025. No stock options were granted in 2025.

Grants of Plan-Based Awards
								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair Value
		Estimated Possible Payouts Under			Estimated Future Payouts			Number	Number of	or Base	of Stock
		Non-Equity Incentive Plan			Under Equity Incentive Plan			of Shares	Securities	Price of	and
		Awards (1)			Awards (2)			of Stock	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)	($/Sh)	($)(4)
William F. Austen	5/6/2025	—	—	—	—	—	—	1,694	—	—	195,000
	9/30/2025	—	—	—	—	—	—	29,753	—	—	3,600,113
Rajesh K. Agrawal	Corp EC Target	280,000	700,000	1,190,000	—	—	—	—	—	—	—
	2/11/2025	—	—	—	2,137	10,687	19,771	—	—	—	1,150,028
	2/11/2025	—	—	—	—	—	—	10,687	—	—	1,150,028
Eric C. Nowak	Corp EC Target	328,908	822,269	1,397,857	—	—	—	—	—	—	—
	2/11/2025	—	—	—	1,859	9,293	17,192	—	—	—	1,000,020
	2/11/2025				5,323	10,646	19,695				1,400,055
	2/11/2025	—	—	—	—	—	—	9,293	—	—	1,000,020
Richard J. Marano	Corp EC Target	300,000	750,000	1,275,000	—	—	—	—	—	—	—
	2/11/2025	—	—	—	1,859	9,293	17,192	—	—	—	1,000,020
	2/11/2025				5,703	11,406	21,101	—	—	—	1,500,003
	2/11/2025	—	—	—	—	—	—	9,293	—	—	1,000,020
Gretchen K. Zech	Corp EC Target	290,000	725,000	1,232,500	—	—	—	—	—	—	—
	2/11/2025	—	—	—	1,580	7,899	14,613	—	—	—	850,011
	2/11/2025	—	—	—	—	—	—	7,899	—	—	850,011
Sean J. Kerins(5)	Corp EC Target	880,000	2,200,000	3,740,000	—	—	—	—	—	—	—
	(6)	—	—	—	—	—	—	78,053	—	—	380,206
	2/11/2025	—	—	—	3,717	18,586	34,384	—	—	—	2,000,039
	2/11/2025	—	—	—	11,406	22,812	42,202	—	—	—	3,000,006
	2/11/2025	—	—	—	—	—	—	18,586	—	—	2,000,039

(1)	The amounts reported above assume that the performance standard achieved is at threshold, target, or maximum for the financial performance metric and each strategic performance metric; see the “Annual Cash Incentives” section in the CD&A for more information. For more information, please see the “Annual Cash Incentives” section in the CD&A.
(2)	These columns indicate the potential number of units that will be earned based on each of the NEO’s PSU awards granted in 2025. Assuming a payout greater than zero units, the threshold unit payout for the rEPS and ROIC in excess of WACC PSUs begins at 20% of the target number of units and up to a maximum payout of 185% of the target number of units. The grant amount is equal to the target amount at achievement of 100%. For the rTSR PSUs, the threshold payout begins at 50% of the target number of units and up to a maximum payout of 200% of the target number of units, with the payout capped at 100% of target if Arrow’s absolute TSR is negative. The grant amount is equal to the target amount of achievement at 100%. PSUs vest, if at all, depending on whether vesting conditions are met after the end of the three-year performance period and after the Compensation Committee determines the attainment level. For more information, please see the “Long-Term Incentive Awards” section in the CD&A for more information.
(3)	This column reflects the number of RSUs granted in 2025. For NEOs other than Mr. Austen, RSUs vest in 25% annual increments on the first through fourth anniversaries of the grant date, Mr. Austen’s RSUs vest on the one-year anniversary of the grant date. Please see the “Long-Term Incentive Awards” section in the CD&A for more information.
(4)	Grant date fair values for RSUs and PSUs are calculated in accordance with FASB ASC Topic 718, reflecting the number of shares awarded (at target for the PSUs) multiplied by the grant date closing market price of Arrow common stock except for the rTSR PSU awards which are multiplied by the fair value estimate using the Monte Carlo simulation model. Additional information on methodologies and assumptions made when calculating the grant date fair value of our stock awards is found in Note 12 to Arrow’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2025.
(5)	Mr. Kerins forfeited his annual cash incentive award and the unvested long-term incentive awards held by Mr. Kerins, including the awards granted in 2025, were forfeited in connection with his separation from Arrow.

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2026 ANNUAL
PROXY STATEMENT

(6)	The amount listed in this row reflects the number of stock options with the post-termination exercise period extended in connection with Mr. Kerins’ separation and the modification charge associated with the extension of the stock option exercise period on such stock options.

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below titled “2025 Outstanding Equity Awards at Fiscal Year-End” shows: (i) the number of outstanding stock option awards that are vested and unvested as of December 31, 2025; (ii) the exercise price and expiration date of those options; (iii) the aggregate number and value of all unvested RSUs as of December 31, 2025; and (iv) the aggregate number and value of all PSUs as of December 31, 2025, granted under a performance plan whose performance period has not yet been completed.

The values ascribed to the awards in the table below may or may not be realized by their recipients, depending on the share prices at the time of vesting or exercise and the achievement of the metrics upon which the PSUs depend. The award values are based on the closing price of Arrow’s common stock on December 31, 2025, which was $110.18. For additional information regarding the impact of a change in control of Arrow on equity awards, see under the heading below entitled “Performance Stock Unit, Restricted Stock Unit, and Non-Qualified Stock Option Award Agreements.”

2025 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
									Equity		Equity Incentive
									Incentive		Plan Awards:
								Market	Plan Awards;		Market or
								Value of	Number of		Payout Value
		Number of	Number of				Number of	Shares or	Unearned		of Unearned
		Securities	Securities				Shares or	Units of	Shares, Units		Shares, Units
		Underlying	Underlying				Units of	Stock Held	or Other		or Other
		Unexercised	Unexercised	Option	Option	Stock	Stock Held	That Have	Rights That		Rights That
	Option	Options –	Options –	Exercise	Expiration	Award	That Have	Not Yet	Have Not		Have Not Yet
	Grant	Exercisable	Unexercisable	Price	Date	Grant	Not Vested	Vested	Yet Vested		Vested
Name	Date(1)	(#)(1)	(#)(1)	($)(1)	(1)	Date	(#)(2)	($)(2)	(#)(3)		($)(3)
William F. Austen		—	—	—	—	05/06/2025	1,694	186,645	—		—
		—	—	—	—	09/30/2025	29,753	3,278,186	—		—
Rajesh K. Agrawal		—	—	—	—	09/14/2022	10,089	1,111,606	—		—
		—	—	—	—	02/15/2023	4,422	487,216	—		—
		—	—	—	—	02/21/2024	7,168	789,770	—		—
		—	—	—	—	02/11/2025	10,687	1,177,494	—		—
		—	—	—	—	02/15/2023	—	—	8,845	(4)	974,542
		—	—	—	—	02/21/2024	—	—	9,558	(5)	1,053,100
		—	—	—	—	02/11/2025	—	—	10,687	(6)	1,177,494
Eric C. Nowak	02/19/2019	7,166	—	81.05	02/16/2029	—	—	—	—		—
	02/19/2020	7,891	—	79.22	02/19/2030	—	—	—	—		—
		—	—	—	—	02/16/2022	685	75,473	—		—
		—	—	—	—	02/15/2023	1,407	155,023	—		—
		—	—	—	—	02/21/2024	2,281	251,321	—		—
		—	—	—	—	05/07/2024	885	97,509	—		—
		—	—	—	—	09/17/2024	2,893	318,751	—		—
		—	—	—	—	02/11/2025	9,293	1,023,903	—		—
		—	—	—	—	02/15/2023	—	—	2,814	(4)	310,047
		—	—	—	—	02/21/2024	—	—	3,041	(5)	335,057
		—	—	—	—	05/07/2024	—	—	1,181	(5)	130,123
		—	—	—	—	09/17/2024	—	—	3,858	(5)	425,074
		—	—	—	—	02/11/2025	—	—	9,293	(6)	1,023,903
		—	—	—	—	02/11/2025	—	—	10,646	(7)	1,172,976
Richard J. Marano	02/19/2019	551	—	81.05	02/16/2029	—	—	—	—		—
	02/19/2020	2,732	—	79.22	02/19/2030	—	—	—	—		—
		—	—	—	—	02/16/2022	538	59,277	—		—
		—	—	—	—	02/15/2023	1,206	132,877	—		—
		—	—	—	—	02/21/2024	3,910	430,804	—		—
		—	—	—	—	02/11/2025	9,293	1,023,903	—		—
		—	—	—	—	02/15/2023	—	—	2,412	(4)	265,754
		—	—	—	—	02/21/2024	—	—	5,213	(5)	574,368
		—	—	—	—	02/11/2025	—	—	9,293	(6)	1,023,903
		—	—	—	—	02/11/2025	—	—	11,406	(7)	1,256,713

70

2026 ANNUAL
PROXY STATEMENT

2025 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
									Equity		Equity Incentive
									Incentive		Plan Awards:
								Market	Plan Awards;		Market or
								Value of	Number of		Payout Value
		Number of	Number of				Number of	Shares or	Unearned		of Unearned
		Securities	Securities				Shares or	Units of	Shares, Units		Shares, Units
		Underlying	Underlying				Units of	Stock Held	or Other		or Other
		Unexercised	Unexercised	Option	Option	Stock	Stock Held	That Have	Rights That		Rights That
	Option	Options –	Options –	Exercise	Expiration	Award	That Have	Not Yet	Have Not		Have Not Yet
	Grant	Exercisable	Unexercisable	Price	Date	Grant	Not Vested	Vested	Yet Vested		Vested
Name	Date(1)	(#)(1)	(#)(1)	($)(1)	(1)	Date	(#)(2)	($)(2)	(#)(3)		($)(3)
Gretchen K. Zech	02/19/2019	14,331	—	81.05	02/16/2029	—	—	—	—		—
	02/19/2020	15,785	—	79.22	02/19/2030	—	—	—	—		—
		—	—	—	—	02/16/2022	1,468	161,744	—		—
		—	—	—	—	02/15/2023	3,015	332,193	—		—
		—	—	—	—	02/21/2024	4,887	538,450	—		—
		—	—	—	—	02/11/2025	7,899	870,312
		—	—	—	—	02/15/2023	—	—	6,031	(4)	664,496
		—	—	—	—	02/21/2024	—	—	6,517	(5)	718,043
		—	—	—	—	02/11/2025	—	—	7,899	(6)	870,312
Sean J. Kerins(8)	02/23/2016	14,880	—	56.43	02/22/2026	—	—	—	—		—
	02/21/2017	14,370	—	73.86	02/19/2027	—	—	—	—		—
	02/20/2018	14,054	—	81.95	09/16/2027	—	—	—	—		—
	02/19/2019	16,538	—	81.05	09/16/2027	—	—	—	—		—
	02/19/2020	18,211	—	79.22	09/16/2027	—	—	—	—		—

(1)	These columns reflect the grant date, number of options exercisable and unexercisable, exercise price, and expiration date for all stock options under each award. All of the awards were issued under Arrow’s 2004 Omnibus Incentive Plan. Accordingly, all stock options: (a) have an exercise price equal to the closing market price of Arrow’s common stock on the grant date; (b) vested in four equal amounts on the first, second, third, and fourth anniversaries of the grant date; and (c) expire ten years after the grant date, subject to earlier expiration per the terms of a separation agreement or other contract between Arrow and the NEO.
(2)	These columns reflect the number of unvested RSUs held by each NEO under each award and the associated value. The dollar value of those units is calculated using the closing market price of Arrow’s common stock on December 31, 2025. Except as otherwise noted, the RSUs reported in this column vest in four equal amounts on the grant date's first, second, third, and fourth anniversaries.
(3)	These columns show the number of shares of Arrow common stock each NEO would receive under each grant of PSUs, assuming that the performance criteria achievement is 100%. The dollar value of those stock units is calculated using the closing market price of Arrow’s common stock on December 31, 2025. PSUs vest, if at all, depending on whether vesting conditions are met after the end of the three-year performance period and after the Compensation Committee determines the attainment level.
(4)	These PSUs vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2023 to 2025 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(5)	These PSUs vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2024 to 2026 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(6)	These PSUs vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2025 to 2027 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(7)	These Relative Total Shareholder Return PSUs vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year Total Shareholder Return goals compared to the S&P 400 Midcap Peer Group over the 2025 to 2027 performance period. Based on Arrow’s performance through December 31, 2025, these PSUs are reported at target in accordance with the SEC disclosure rules.
(8)	The unvested long-term incentive awards held by Mr. Kerins, including the awards granted in 2025, were forfeited in connection with his separation from Arrow.

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2026 ANNUAL
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The following table sets forth the maximum potential number of PSUs which may be awarded to each of the NEOs for PSU awards granted in 2025, 2024, and 2023. For more information, please see the “Long-Term Incentive Awards” section in the CD&A.

	Maximum Performance Stock Units
Name	2023	2024	2025
William F. Austen	—	—	—
Rajesh K. Agrawal	16,363	17,682	19,771
Eric C. Nowak	5,206	14,948	36,887
Richard J. Marano	4,462	9,644	38,293
Gretchen K. Zech	11,157	12,056	14,613
Sean J. Kerins(1)	29,754	32,149	76,586
(1)	Award amounts for Mr. Kerins are reflective of awards that were forfeited upon his separation from Arrow on September 16, 2025.

STOCK VESTED AND OPTIONS EXERCISED IN 2025

The following table provides information concerning the value realized by each NEO upon the vesting of RSUs and PSUs and the exercise of stock options during 2025.

The value realized on the vesting of RSUs and PSUs is based on the number of shares vesting and the closing market price of Arrow’s common stock on the vesting date. The value realized on the exercise of stock options shown below is based on the difference between the exercise price per share paid by the executive and the closing market price of Arrow’s common stock on the exercise date.

Options Exercised and Stock Vested
	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
William F. Austen(1)	—	—	1,456	168,164
Rajesh K. Agrawal	—	—	14,691	1,802,322
Eric C. Nowak	—	—	10,283	1,130,222
Richard J. Marano	—	—	4,754	517,704
Gretchen K. Zech	13,746	594,266	10,829	1,174,490
Sean J. Kerins	11,783	530,588	25,778	2,808,384
(1)	Represents the vesting of the RSU award granted in May 2024 pursuant to Mr. Austen’s annual RSU distribution election.

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2025 NONQUALIFIED DEFERRED COMPENSATION

The Executive Deferred Compensation Plan (“EDCP”) was frozen to new contributions as of December 31, 2019. None of the current NEOs participated in the EDCP. The EDCP allows participants to direct their plan assets among the same investment choices as available under the Arrow Electronics, Inc. 401(k) Savings Plan. Distribution options include in-service withdrawals or lump sum payments made at the time of separation from service.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Arrow maintains a non-qualified SERP under which Arrow will pay pension benefits to certain employees upon retirement or as a result of certain other termination events. The SERP and its related health plan are part of the standard set of executive compensation and benefits arrangements approved by the Compensation Committee. On February 10, 2026 the Board amended the SERP to close the plan to new participants and freeze benefits for executives with less than two years of SERP participation who do not yet have an accrued benefit.

Nine current executives participate in the SERP as of December 31, 2025. The Board determines participant eligibility, and each U.S.-based NEO employed by Arrow as of December 31, 2025 (other than Mr. Austen), participates in the SERP. In connection with his appointment as Interim President and CEO, Mr. Austen is not entitled to receive the benefits provided under the SERP.

The typical gross SERP benefit is calculated by multiplying 2.5% of final average compensation (salary plus targeted incentive compensation) by the participant’s years of credited service (SERP participation) up to a maximum of eighteen years. Final average compensation is ordinarily the highest average of any three years during the participant’s final five years of service. Both final average compensation and service are frozen as of normal retirement date (generally age 60, unless otherwise specified in written notice to a participant from the Board). The gross benefit is reduced by the value of hypothetical defined contribution plan contributions and 50% of Social Security benefits.

The benefit described above is payable at normal retirement age for participants who remain in service until that time. In addition, participants are eligible for early retirement at age 55 or when combined years of age and service equals at least 72, if later. Benefits are reduced by 7% for each year that retirement precedes normal retirement age. Except as provided below, no benefits are payable for termination prior to retirement eligibility, and no benefits are payable if a retired participant dies before payments commence. The normal form of benefits provided is a single life annuity with sixty monthly payments guaranteed. Other monthly annuity payment forms are also available.

The health plan component of the SERP provides medical insurance coverage to executives and their eligible dependents upon retirement until the executive and covered spouse reach Medicare eligibility. Under the health plan component of the SERP, the executive and eligible dependents are provided the option to continue coverage under the medical plan offered by Arrow, by paying the full cost of the coverage on an after-tax basis.

The years of credited service for each of the NEOs and the present value of their respective accumulated benefits as of December 31, 2025, are set out in the following table. None of the NEOs received any payments under the SERP in or with respect to 2025. As of December 31, 2025, Messrs. Agrawal and Marano were eligible for normal retirement. The present value calculation assumes each recipient remains employed until normal retirement age (generally at age 60) or December 31, 2025, for those beyond normal retirement age. The remainder of the assumptions underlying the calculation of the present value of the benefits are discussed

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in Note 13 to Arrow’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2025.

Pension Benefits
	Number of Years of	Present Value of	Payments During
	Credited Service	Accumulated Benefit	Last Fiscal Year
Name	(#)	($)	($)
William F. Austen(1)	—	—	—
Rajesh K. Agrawal	2.83	1,108,933	—
Eric C. Nowak(2)	—	—	—
Richard J. Marano(3)	1.33	—	—
Gretchen K. Zech	14.08	5,473,785	—
Sean J. Kerins(4)	11.25	9,975,586	—

(1)	In connection with his appointment as Interim President and CEO, Mr. Austen was not entitled to receive the benefits provided under the SERP.
(2)	As Mr. Nowak is employed in France, he is not eligible for SERP participation.
(3)	As Mr. Marano’s SERP participation prior to age 60 was of short duration and he had large defined contribution offsets, his SERP benefits are reduced to zero in accordance with the terms of the plan.
(4)	In connection with his separation, Mr. Kerins became entitled to receive the benefits provided to him under the SERP for a separation from service following his normal retirement date under the terms of the SERP.

The SERP provides that if a participant’s employment is terminated involuntarily without “cause” or voluntarily for “good reason,” in either case within two years after a “change in control” of Arrow, the participant will receive an annual benefit under the SERP upon reaching age 60. The payment amount is based on the amount accrued up to the time of the termination. No payments will be made if the participant is not yet age 50 at the time of the “change in control” related termination.

Should a participant become disabled before retiring, their accrued SERP benefits will generally commence at age 60, subject to reduction for Company-paid disability benefits received for the same payment period and termination prior to age 60.

Benefits under the SERP may terminate, with no further obligation to the recipient, if the participant becomes involved with an entity that competes with Arrow (except for limited ownership of stock in a publicly traded company).

The present values of the SERP benefit accrued through year-end by the NEOs in the event of termination, death, disability, or a change in control of Arrow are set forth in the table labeled “2025 Potential Payouts Upon Termination” below.

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2026 ANNUAL
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AGREEMENTS AND POTENTIAL PAYOUTS
UPON TERMINATION OR CHANGE IN CONTROL

Arrow does not enter into employment agreements with senior management. Arrow does, however, have a Severance Policy and an Executive Change in Control Retention Agreement for its executives.

Neither Mr. Austen nor Mr. Nowak are eligible for the Severance Policy and the Executive Change in Control Retention Agreement.

SEVERANCE POLICY

Under the Severance Policy in effect as of December 31, 2025, upon an involuntary termination of employment of any of the U.S.-based NEOs (excluding Mr. Austen), without “cause,” Arrow would pay such NEO a pro-rata portion of their annual cash incentive with respect to the year of termination plus their base salary and annual cash incentive (prorated as applicable) for eighteen months (in each case, “Severance Period”). Salary continuation payments would be made in accordance with Arrow’s customary payroll practices. Annual cash incentive awards, if any, would be paid on the date they are normally paid to Arrow’s then-current executives. Each participating U.S.-based NEO also would receive continuation of health care benefit coverage at the same level of coverage through the Severance Period or equivalent benefits, as determined in the sole reasonable discretion of the Compensation Committee. Arrow will also reimburse the U.S.-based NEO for the cost of outplacement services up to a maximum of $50,000. The Severance Policy is subject to change at the discretion of the Compensation Committee. In connection with his appointment as Interim President and CEO, Mr. Austen is not entitled to receive the benefits provided under Arrow’s Severance Policy.

As a condition to receiving these benefits, the Severance Policy requires the NEO to execute a general release of claims and a restrictive covenants agreement in favor of Arrow. Generally, under the restrictive covenants agreement, the NEO must agree to covenants providing for (i) the confidentiality of Arrow’s information, (ii) non-competition in specified businesses and industries, and (iii) non-solicitation of Arrow’s employees and customers for a period equal to the Severance Period.

In the case of termination of the NEO’s employment without “cause,” their outstanding equity-based awards would continue to vest throughout the Severance Period. Equity-based awards that do not vest before the end of the Severance Period would be forfeited. Vested stock options would remain exercisable until the earlier of the expiration of the Severance Period or the expiration date as provided in the applicable award agreement.

Unvested equity-based awards held by NEOs would vest in the event of death or disability. Vested stock options would remain exercisable until the expiration of the Severance Period, or if earlier, the expiration date, as provided in the applicable award agreement. Also, any shares to which an NEO is entitled by reason of a vested PSU would be delivered within thirty days following the date of their death or disability.

On February 10, 2026, the Compensation Committee approved an updated Severance Policy which will apply to each eligible executive to the extent not superseded by an individual Participation Agreement to, among other things, provide for a payment in lieu of continued coverage under the Company’s health plans in the event of an executive’s termination without cause or by reason of an executive’s death or disability, eliminate the requirement that an executive receiving payments or benefits under the Severance Policy seek substitute employment in order to mitigate the amount of such payments and benefits, and modify the type and timing of

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notice that must be provided prior to an executive’s termination in certain circumstances.  The Compensation Committee also approved a revised Form of Separation and Release Agreement to, among other things, clarify the post-termination obligations of an executive receiving payments or benefits under the Severance Policy (including adherence to pre-existing restrictive covenant and non-disparagement agreements).

PARTICIPATION AGREEMENTS

Each NEO who consented to the early termination of their employment and change in control agreements in 2013 was eligible to enter into a Participation Agreement with Arrow (“Participation Agreement”). Under the Participation Agreement, Arrow: (i) is prohibited from modifying or amending certain terms of the Severance Policy as they relate to that NEO and (ii) will provide severance benefits upon termination for “good reason” at a benefit level equal to that provided under the Severance Policy and upon an involuntary termination of employment without “cause” of such NEO. “Good reason” terminations include the executive terminating as a result of Arrow reducing the executive’s base salary or incentive target; any adverse change in the executive’s position; and any material diminution in the executive’s duties, responsibilities, or authority. Ms. Zech was the only current NEO eligible to enter into a Participation Agreement, which she did. Arrow does not expect to enter into any such Participation Agreements in the future.

CHANGE IN CONTROL RETENTION AGREEMENTS

Each of the continuing NEOs, other than Messrs. Austen and Nowak, is a party to a Change in Control Retention Agreement (“Participating NEOs”). The purpose of the Change in Control Retention Agreements is to provide the Participating NEOs with certain compensation and benefits in the event of an involuntary termination of employment without “cause” or resignation for “good reason,” in either case within twenty-four (24) months following a “change in control.” Termination for “cause” is defined in each Change in Control Retention Agreement to include terminations for a felony conviction; willful failure to perform duties; willful misconduct; and willful failure to abide by any lawful policy adopted by Arrow. “Good reason” is defined in each Change in Control Retention Agreement to include the executive terminating as a result of Arrow reducing the executive’s base salary or incentive target or Arrow failing to pay any compensation to the executive when due; any adverse change in the executive’s position; and any material diminution in the executive’s duties, responsibilities, or authority.

Under the Change in Control Retention Agreements, the Participating NEOs are eligible for compensation and benefits if, within twenty-four (24) months following a change in control, the Participating NEO’s employment is terminated without “cause” by Arrow or for “good reason” by the executive, each as defined in the Change in Control Retention Agreement. In such event, the terminated Participating NEO is entitled to receive a lump sum cash payment in the aggregate of the following amounts: (i) all unpaid base salary, and earned but unpaid benefits and awards through the date of termination; (ii) three times for the CEO or two times for all other Participating NEOs the sum of (a) the greater of such Participating NEO’s annual base salary in effect immediately prior to the change in control date or the date of termination and (b) the greater of such Participating NEO’s target annual cash incentive in effect immediately prior to the change in control date or the date of termination; (iii) a pro-rata annual cash incentive award for the calendar year of termination (determined based on actual performance); and (iv) continuation of coverage under Arrow’s health care plan for a period not to exceed twenty-four months (thirty-six months for the CEO).

The estimated payments the Participating NEOs would receive under their respective Change in Control Retention Agreements are set forth in the table labeled “Potential Payouts Upon Termination” below. However, the severance payments to the Participating NEOs pursuant to Change in Control Retention Agreements may be limited in certain circumstances. Specifically, the Change in Control Retention Agreements provide that if an amount payable to a Participating NEO would be treated as an “excess parachute payment” and would therefore reduce the tax deductibility by Arrow and result in an excise tax being imposed on the Participating NEO, then the severance payment will be reduced to a level sufficient to avoid these adverse consequences.

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2026 ANNUAL
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However, if the severance payment amounts payable to the Participating NEO, taking into account the effect of all of the applicable taxes, including the excise tax imposed, would be greater than the amount payable if the amount were reduced as described above, the Participating NEO would receive this greater amount, without consideration for the impact this payment may have on Arrow’s tax-deductibility of such payment.

The Change in Control Retention Agreement does not affect the rights and benefits to which Participating NEOs are entitled under any of Arrow’s equity compensation plans, which such rights and benefits are governed by the terms and conditions of the relevant plans and award agreements.

IMPACT OF SECTION 409A OF THE INTERNAL REVENUE CODE

Each of the Change in Control Retention Agreements between Arrow and the U.S.-based NEOs has provisions that are intended to comply with Section 409A of the Internal Revenue Code by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A of the Internal Revenue Code. The Change in Control Retention Agreements also include an interest component to the amount due for the period of deferral (at the then-current six- month Treasury rate).

2025 POTENTIAL PAYOUTS UPON TERMINATION

The following table sets forth the estimated payments and value of benefits that each of the continuing NEOs would be entitled to receive under their Change in Control Retention Agreement and the Severance Policy, including Ms. Zech’s Participation Agreement, in the event of the termination of employment under various scenarios, assuming that the termination occurred on December 31, 2025. The amounts represent the entire value of the estimated liability, even if some or all of that value has been disclosed elsewhere in this Proxy Statement. Actual amounts that Arrow may pay out and the assumptions used in arriving at such amounts can only be determined at the time of each such NEO’s termination or the change in control and could differ materially from the amounts set forth below.

The NEOs are not entitled to receive any payment at, following, or in connection with the termination of their employment for cause.

In both the table below and the Share-Based Award Agreement Terms Related to Post-Employment Scenarios table which follows it:

>	Disability refers to the executive becoming permanently and totally disabled during the term of employment;
>	Termination Without Cause or Resignation for Good Reason means that the executive is asked to leave Arrow for some reason other than “cause” (as defined in the Severance Policy) or the executive voluntarily leaves Arrow for “good reason” (as defined in Ms. Zech’s Participation Agreement, which generally includes Arrow failing to allow the executive to continue in a then - current or an improved position, or where the executive’s reporting relationship is changed so that the executive no longer reports to the CEO, and as further defined in Ms. Zech’s Participation Agreement);
>	Change in Control Termination means the occurrence of both a change in control of Arrow and the termination of the executive’s employment without “cause” or resignation for “good reason” within two years following the change in control; and
>	Retirement means the executive’s voluntary departure at or after the normal retirement age as defined by the SERP (age 60). As of December 31, 2025, Messrs. Agrawal and Marano were eligible for normal retirement. Mr. Nowak participates in the broad-based retirement and benefit programs provided to employees in France and meets the retirement eligibility requirements. As a result, should they retire, equity award vesting continues in accordance with their respective vesting schedules and stock options would remain exercisable for the remainder of their original terms. The other NEOs are eligible for early retirement

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2026 ANNUAL
PROXY STATEMENT

in the event that such executive reaches the age of 55 and the combined years of age and service equals at least seventy-two.

Sean J. Kerins – Separation Benefits

In connection with his separation, Mr. Kerins and Arrow entered into a Separation and Release of Claims Agreement, dated September 16, 2025 (the “Kerins Separation Agreement”), pursuant to which Mr. Kerins agreed to provide continued assistance to Arrow to support transition efforts for at least six months. As consideration for his transition support, Mr. Kerins received a monthly rate of $61,000 for each month of service to Arrow and all of his vested and outstanding non-qualified stock option awards will remain exercisable until the earlier of (i) the end of the original 10-year term of the option or (ii) September 16, 2027. Mr. Kerins will not receive any severance payments, and his unvested equity and cash incentive awards were forfeited as of his termination date. The Kerins Separation Agreement also includes customary provisions releasing claims against Arrow and regarding confidentiality, non-disclosure, non-competition, non-solicitation, and cooperation.  In addition, due to his retirement eligibility, Mr. Kerins became entitled to receive the benefits provided to him under the SERP for a separation from service following his Normal Retirement Date (as defined in the SERP).

Potential Payouts Upon Termination
				Termination
				Without Cause
				or	Change in
				Resignation for	Control
		Death	Disability	Good Reason	Termination	Retirement
Name	Benefit	($) (1)	($) (2)	($) (3) (4)	($) (5)	($) (6) (7)
William F. Austen	Severance Payment	—	—	—	—	—
	Prorated Annual Cash Incentive	—	—	—	—	—
	Annual Cash Incentive (Severance)	—	—	—	—	—
	TOTAL Annual Cash Incentives	—	—	—	—	—
	Performance Stock Unit Awards(8)	—	—	—	—	—
	Restricted Stock Unit Awards(8)	3,278,186	3,278,186	—	—	3,278,186
	TOTAL Long-Term Incentive Awards	3,278,186	3,278,186	—	—	3,278,186
	Management Insurance Benefit	—	—	—	—	—
	Welfare Benefits Continuation	—	—	—	—	—
	Outplacement Services	—	—	—	—	—
	Supplemental Executive Retirement Plan	—	—	—	—	—
	TOTAL	3,278,186	3,278,186	—	—	3,278,186
Rajesh K. Agrawal	Severance Payment	—	—	1,050,000	2,800,000	—
	Prorated Annual Cash Incentive	700,000	700,000	700,000	700,000	—
	Annual Cash Incentive (Severance)	—	—	735,000	—	—
	TOTAL Annual Cash Incentives	700,000	700,000	1,435,000	700,000	—
	Performance Stock Unit Awards(8)	3,205,136	3,205,136	3,205,136	3,205,136	3,205,136
	Restricted Stock Unit Awards(8)	3,566,086	3,566,086	3,566,086	3,566,086	3,566,086
	TOTAL Long-Term Incentive Awards	6,771,222	6,771,222	6,771,222	6,771,222	6,771,222
	Management Insurance Benefit	5,600,000	—	—	—	—
	Welfare Benefits Continuation	—	8,728	26,549	35,399	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	1,099,200	—	1,099,200	1,108,933
	TOTAL	13,071,222	8,579,150	9,332,771	11,405,821	7,880,155
Eric C. Nowak	Severance Payment	—	—	—	—	—
	Prorated Annual Cash Incentive	822,269	822,269	—	—	822,269
	Annual Cash Incentive (Severance)	—	—	—	—	—
	TOTAL Annual Cash Incentives	822,269	822,269	—	—	822,269
	Performance Stock Unit Awards(8)	3,397,180	3,397,180	—	3,397,180	3,397,180
	Restricted Stock Unit Awards(8)	1,921,980	1,921,980	—	1,921,980	1,921,980
	TOTAL Long-Term Incentive Awards	5,319,160	5,319,160	—	5,319,160	5,319,160
	Management Insurance Benefit	—	—	—	—	—
	Welfare Benefits Continuation	—	—	—	—	—
	Outplacement Services	—	—	—	—	—
	Supplemental Executive Retirement Plan	—	—	—	—	—
	TOTAL	6,141,429	6,141,429	—	5,319,160	6,141,429

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2026 ANNUAL
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Potential Payouts Upon Termination
				Termination
				Without Cause
				or	Change in
				Resignation for	Control
		Death	Disability	Good Reason	Termination	Retirement
Name	Benefit	($) (1)	($) (2)	($) (3) (4)	($) (5)	($) (6) (7)
Richard J. Marano	Severance Payment	—	—	1,125,000	3,000,000	—
	Prorated Annual Cash Incentive	750,000	750,000	750,000	750,000	—
	Annual Cash Incentive (Severance)	—	—	787,500	—	—
	TOTAL Annual Cash Incentives	750,000	750,000	1,537,500	750,000	—
	Performance Stock Unit Awards(8)	3,120,738	3,120,738	3,120,738	3,120,738	3,120,738
	Restricted Stock Unit Awards(8)	1,646,860	1,646,860	1,646,860	1,646,860	1,646,860
	TOTAL Long-Term Incentive Awards	4,767,598	4,767,598	4,767,598	4,767,598	4,767,598
	Management Insurance Benefit	6,000,000	—	—	—	—
	Welfare Benefits Continuation	—	8,728	26,549	35,399	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	—	—	—	—
	TOTAL	11,517,598	5,526,326	7,506,647	8,552,997	4,767,598
Gretchen K. Zech	Severance Payment	—	—	1,087,500	2,900,000	—
	Prorated Annual Cash Incentive	725,000	725,000	725,000	725,000	—
	Annual Cash Incentive (Severance)	—	—	761,250	—	—
	TOTAL Annual Cash Incentives	725,000	725,000	1,486,250	725,000	—
	Performance Stock Unit Awards(8)	2,252,850	2,252,850	1,382,539	2,252,850	—
	Restricted Stock Unit Awards(8)	1,902,698	1,902,698	1,288,114	1,902,698	—
	TOTAL Long-Term Incentive Awards	4,155,548	4,155,548	2,670,653	4,155,548	—
	Management Insurance Benefit	5,800,000	—	—	—
	Welfare Benefits Continuation	—	8,299	25,244	33,658	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	4,180,534	—	5,416,606	—
	TOTAL	10,680,548	9,069,381	5,319,647	13,230,812	—

The benefits listed below are provided in accordance with the Executive Change in Control Retention Agreement, the Severance Policy, applicable equity award agreements, the Management Insurance Program, and the SERP.

(1)	Death
(a)	A prorated annual cash incentive award for the calendar year of termination, based upon actual performance, amount displayed is at target
(b)	Immediate vesting of all unvested equity awards
(c)	A lump-sum cash payment equal to four times the executive’s target total cash compensation, net of tax and payable under the Management Insurance Program
i.	As Mr. Nowak is employed in France, he participates in the broad-based retirement and benefit programs provided to employees in France and is not eligible for the Management Insurance Program
(2)	Disability
(a)	A prorated annual cash incentive award for the calendar year of termination, based upon actual performance; amount displayed is at target
(b)	Immediate vesting of all unvested equity awards
(c)	Continued medical coverage under Arrow’s health plan for one-hundred eighty days
i.

As Mr. Nowak is employed in France, he participates in the broad-based retirement and benefit programs provided to        employees in France and is not eligible for medical coverage under Arrow’s health plan

(d)	SERP benefit payments begin at normal retirement date but are reduced by the Early Payment Discount to reflect the date of disability
(3)	Termination Without Cause, as defined by the Severance Policy
(a)	A prorated annual cash incentive award for the calendar year of termination, based upon actual performance, amount displayed is at target
(b)	During the eighteen-month severance period (twenty-four-month severance period for the CEO)
i.	Salary continuation
ii.	Annual cash incentive award, based upon actual performance, but adjusted for 0% achievement on strategic goal performance

iii. Equity award vesting continues

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iv. Continued medical coverage under Arrow’s health plan or equivalent cash value

(c)	SERP benefit payments begin if the termination date is after the earliest retirement date
(d)	Reimbursement for outplacement expenses – up to $50,000 ($75,000 for the CEO)
(e)	If eligible for normal retirement, equity award vesting continues in accordance with their respective vesting schedules; stock options would remain exercisable for the remainder of their original term
(4)	As of December 31, 2025, of the NEOs, only Ms. Zech was eligible to receive payments upon a resignation for “good reason.” The numbers reflected for each of the other NEOs only apply in cases of termination without “cause.”
(5)	Change in Control Termination
(a)	A lump-sum cash payment equal to two times the executive’s target total cash compensation (three times for the CEO)
(b)	A prorated annual cash incentive award for the calendar year of termination, based on actual performance, amount displayed is at target
(c)	Immediate vesting of all unvested equity awards
(d)	Continued medical coverage under Arrow’s health plan for the earlier of (i) twenty-four months (thirty-six months for the CEO) after the termination date and (ii) attaining age 65
(e)	SERP benefit payments begin at age 60 based upon Years of SERP Participation as of the termination date, but with no Early Payment Discount
(f)

Under the terms of the Change in Control Retention Agreements, if the payments and benefits to a NEO under his or her respective Change in Control Retention Agreement or another plan, arrangement or agreement would subject the NEO to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, if such reduction would result in the NEO receiving a higher net after-tax amount. The amounts reflected in this table do not reflect the application of any reduction in compensation or benefits pursuant to the terms of the Change in Control Retention Agreements.

(g)

Per the terms of the equity award agreements, in the event the NEO’s employment is terminated without cause or due to good reason within twenty-four months following a Change in Control of Arrow, the NEO’s outstanding equity awards would vest, with any performance conditions achieved at 100%.

(6)	Retirement
(a)	If eligible for normal retirement, equity award vesting continues in accordance with their respective vesting schedules; stock options would remain exercisable for the remainder of their original term
(b)	SERP benefit payments begin if the termination date is after the earliest retirement date
(7)	Messrs. Agrawal and Marano were eligible for normal retirement as of July 13, 2025 and January 2, 2025, respectively, and Mr. Nowak is eligible for retirement under his French pension scheme, a statutory plan not maintained by Arrow.
(8)	Long-Term Incentive Awards
(a)

The categories “Performance Stock Unit Awards” and “Restricted Stock Unit Awards” include restricted award grants made to the NEOs that were subject to performance criteria that required Arrow to achieve non-GAAP net income greater than zero or they would be canceled

(b)	PSUs and RSUs are valued as of the closing market price of Arrow’s common stock on December 31, 2025

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PERFORMANCE STOCK UNIT, RESTRICTED STOCK UNIT, AND NON-QUALIFIED STOCK OPTION AWARD AGREEMENTS

The various share and share-based awards made to the NEOs are evidenced by written agreements, each of which contains provisions addressing alternative termination scenarios. The provisions applicable to NEOs are summarized in the following table for grants in 2025.

Share-Based Award Agreement Terms Related to Post-Employment Scenarios
Award Type	Death or Disability	Termination Without Cause or Resignation for Good Reason (1)	Involuntary Termination Without Cause or for Good Reason Within Two Years Following a Change in Control	Retirement at Normal Retirement Age	Involuntary Termination for Cause	Voluntary Resignation

Performance Stock Units

If the performance period has ended, any remaining unvested awards vest immediately based on performance criteria achievement. If the performance period has not ended, the target number of awards vest immediately.

Awards with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of a non-compete violation.

			If the performance period has ended, any remaining unvested awards vest immediately. If the performance period has not ended, the target number of awards vest immediately.	Vesting continues on schedule (based on performance during the performance period), subject to forfeiture in the event of a non-compete violation.	Unvested awards are forfeited.	Unvested awards are forfeited.

Restricted Stock Units	Unvested awards vest immediately.

Awards with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of a non-compete violation.

			Unvested awards vest immediately.	Vesting continues on schedule, subject to forfeiture in the event of a non-compete violation.	Unvested awards are forfeited.	Unvested awards are forfeited.

Stock Options	All options vest immediately and remain exercisable until the original expiration date (ten years from the grant date).

Options with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of a non-compete violation. All vested options remain exercisable until the earlier of the expiration of the Severance Period or the applicable stock option award.

All options vest immediately, and the entire award is exercisable until the original expiration date (ten years from the grant date).

Unvested options continue to vest on schedule. Options remain exercisable for the lesser of 7 years from the grant date or the remaining term of the option. All options are subject to forfeiture in the event of a non-compete violation.

					Vested and unvested options are forfeited.	Unvested options are forfeited. Vested options remain exercisable for 90 days following termination.

(1)	Of the 2025 NEOs, as of December 31, 2025, only Ms. Zech is eligible for the rights described upon a resignation for “good reason.” The rights described in this column apply to the other NEOs only if terminated without “cause.”

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CEO PAY RATIO

In compliance with the pay ratio disclosure requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Arrow is providing the following information about the ratio of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Austen.

The 2025 annual total compensation of the individual identified as the median-paid employee, other than Arrow’s CEO, was $69,508. Mr. Austen’s 2025 annual total compensation was $5,196,525. The total compensation reported for 2025 differs from the “Total” column of the 2025 Summary Compensation Table as a result of the annualization of Mr. Austen’s compensation to reflect his September 16, 2025 appointment to the position of Interim President and Chief Executive Officer. To annualize Mr. Austen’s compensation, we adjusted his base salary to reflect his annual base salary established in connection with his appointment which became effective on September 16, 2025. We did not adjust Mr. Austen’s 2025 long-term incentive award as it was not adjusted to reflect his mid-year appointment.  As a result, we estimate that for 2025, the ratio of these amounts was 1-to-75. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules and based on payroll and employment records and the methodology described above. The estimates and assumptions that we use may differ from those used by other companies, including those in our Peer Group described in the CD&A.

The following summarizes the methodology, material assumptions, adjustments, and estimates Arrow used for calculating the CEO pay ratio:

>	Employee Measurement Date: Arrow utilized the entire global population of approximately 22,230 eligible employees on December 31, 2025.
>	Exclusions: The number of US and non-US employees prior to exemption were approximately 4,010 and 18,220, respectively. Employees from the following non-US jurisdictions that collectively constitute 5% or less of the total global workforce were excluded: Egypt (799), Japan (202), Estonia (75), Philippines (25), and Costa Rica (3). The total number of employees excluded was approximately 1,100. Therefore, the total number of US and non-US employees used in the final analysis was 4,010 and 17,120, respectively.
>	Compensation Time Period: Arrow measured compensation for the above employees using the 12-month period ending December 31, 2025.
>	Determining the Median Paid Employee: While total annual compensation for each of the median employee and the CEO is used to calculate the pay ratio, the SEC allows companies to use a different compensation measure for identifying the median employee. We used target total cash (base + target bonus) as the consistently applied compensation measure to identify the median paid employee.

Base pay for hourly employees was calculated based on a reasonable estimate of hours worked in 2025 and on salary levels for all remaining employees.

Using this methodology, Arrow identified its 2025 median paid employee, a full-time, hourly employee, located in the United States.

>	Determining Median Paid Employee’s Pay for CEO Ratio: The individual identified as the median paid employee had an annual compensation in the amount of $69,508 for fiscal 2025, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
>	Determining the CEO’s Pay for CEO Ratio: With respect to the annual total compensation of the CEO, Arrow used the annualized base salary amount for Mr. Austen which differs from the amount reported in the “Total” column of our 2025 Summary Compensation Table included in this Proxy Statement as described above.

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PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Rules”), the following table sets forth information regarding the relationship between “compensation actually paid” as calculated per the Rules, and certain financial performance measures of Arrow for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 for each individual who served as our Principal Executive Officer (“PEO”) and our other NEOs during each year. Refer to the “Executive Compensation” section in the CD&A for further information concerning Arrow’s variable pay-for-performance philosophy and how Arrow aligns executive compensation with Company performance, and how the Compensation Committee makes its decisions.

							Average	Average
	Summary	Summary	Summary				Summary	Compensation
	Compensation	Compensation	Compensation	Compensation	Compensation	Compensation	Compensation	Actually
	Table Total for	Table Total for	Table Total for	Actually Paid	Actually Paid	Actually Paid	Table Total	Paid to
	First	Second	Third	to First	to Second	to Third	for Non-PEO	Non-PEO
Year[1] (a)	PEO[2] (b)	PEO[2] (c)	PEO[2] (d)	PEO[3] (e)	PEO[3] (f)	PEO[3] (g)	NEOs[2] (h)	NEOs[3] (i)
2025	$4,347,295	$9,264,540	n/a	$3,830,368	(4,443,659)	n/a	$4,560,324	$4,212,341
2024	n/a	$8,229,294	n/a	n/a	$6,233,382	n/a	$2,895,533	$2,176,724
2023	n/a	$8,891,814	n/a	n/a	$8,801,499	n/a	$3,224,995	$3,983,576
2022	n/a	$7,478,225	$11,550,022	n/a	$8,049,694	$6,516,685	$2,734,955	$2,070,990
2021	n/a	n/a	$12,880,838	n/a	n/a	$24,843,768	$3,902,722	$6,736,978

	Value of Initial Fixed
	$100 Investment Based
	On:
		Peer
	Arrow's	Group
	Total	Total	Net
	Shareholder	Shareholder	Income	Absolute
Year[1] (a)	Return[4] (j)	Return[5] (k)	(in millions)[6] (l)	EPS[7] (m)
2025	$113	$249	$ 571	$10.33
2024	$116	$200	$ 392	$10.83
2023	$126	$170	$ 904	$17.06
2022	$107	$132	$1,427	$23.13
2021	$138	$147	$1,108	$15.60

(1)	NEOs included in these columns reflect the following:

Year	PEOs	Non-PEO NEOs
2025	William F. Austen (PEO 1) Sean J. Kerins (PEO 2)	Rajesh K. Agrawal, Eric C. Nowak, Richard J. Marano, Gretchen K. Zech
2024	Sean J. Kerins (PEO 2)	Rajesh K. Agrawal, Eric C. Nowak, Gretchen K. Zech, Richard J. Marano, Kristin D. Russell
2023	Sean J. Kerins (PEO 2)	Rajesh K. Agrawal, Gretchen K. Zech, Kristin D. Russell, Carine L. Jean-Claude, Michael J. Long, Kirk D. Schell
2022	Sean J. Kerins (PEO 2) Michael J. Long (PEO 3)	Rajesh K. Agrawal, Kirk D. Schell, Gretchen K. Zech, Vincent P. Melvin, Richard A. Seidlitz, Christopher D. Stansbury
2021	Michael J. Long (PEO 3)	Sean J. Kerins, Christopher D. Stansbury, Gretchen K. Zech, Vincent P. Melvin

(2)	Amounts reflect the “Summary Compensation Table” for our NEOs as disclosed for the applicable reporting year.
(3)

The following table shows the adjustment to the total compensation reported in the “Summary Compensation Table” for the applicable reporting year for our PEOs, as well as the average for our other NEOs, to determine “compensation actually paid,” as computed in accordance with the Rules. Because “compensation actually paid,” as calculated per the Rules, requires the inclusion of equity awards as compensation prior to vesting of the awards, the amounts reported below do not reflect the actual compensation earned by or paid to our NEOs during the applicable year, with a significant portion of the “compensation actually paid” subject to forfeiture if the underlying vesting conditions are not achieved.

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	2025
			Non-PEO
	PEO 1	PEO 2	NEO Average
Total Compensation from the Summary Compensation Table	$4,347,295	$9,264,540	$4,560,324
Adjustments for Pension
Adjustment Summary Compensation Table Pension (a)	$—	$(850,350)	$(323,175)
Amount added for Current Year Service Cost (b)	$—	$788,693	$210,780
Amount added for Prior Year Service Cost Impacting Current Year (b)	$—	$—	$—
Total Adjustments for Pension	$—	$(61,657)	$(112,395)
Adjustments for Equity Grants
Adjustment for grant date values in the Summary Compensation Table(c)	$(3,795,113)	$(7,380,290)	$(2,725,054)
Year-end fair value of unvested awards granted in the current year(d)	$3,278,186	$—	$2,798,731
Year-over-year difference of year-end fair values for unvested awards granted in prior years(d)	$—	$—	$(318,497)
Fair values at vest date for awards granted and vested in the current year (d)	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years(d)	$—	$(81,425)	$9,232
Forfeitures during the current year equal to the prior year-end fair value(d)	$—	$(6,565,032)	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—
Changes in fair value to reflect excess fair value resulting from modifications to stock option and stock awards(e)	$—	$380,206	$—
Total Adjustments for Equity Awards	$(516,927)	$(13,646,542)	$(235,588)
Compensation Actually Paid	$3,830,368	$(4,443,659)	$4,212,341

(a)

The amounts reflect the change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the “Summary Compensation Table” for the applicable year.

(b)

The amounts represent the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year and any plan modifications during the applicable year, calculated using the same methodology as used in Arrow’s financial statements under generally accepted accounting principles.

(c)	The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the “Summary Compensation Table” for the applicable year.
(d)

In accordance with the Rules, the fair values of unvested and outstanding equity awards to our NEOs were remeasured starting on December 31, 2019, and subsequently as of each vesting date and as of the end of each fiscal year while the award remains unvested, during the years displayed in the table above. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, risk-free interest rates, and probability of achievement of the underlying performance goals) that are generally consistent with those used to estimate fair value on the grant date under US GAAP.

For options, a Black-Scholes model was used to estimate the fair value as of the various measurement dates. We explain assumptions made in valuing equity awards on the grant date in the “Stock-Based Compensation Plans” section of the Notes to Consolidated Financial Statements contained in Arrow’s Annual Report on Form 10-K for the corresponding fiscal year.

(e)

Represents the excess fair value, if any, of modified option awards and stock awards over the fair value of the original awards as of the modification. For 2025, reflects the incremental fair value associated with the modification of Mr. Kerins outstanding option awards to extend the post-termination exercise period.

(4)	The amounts in this column show changes over our past five fiscal years in the value of $100 (assuming reinvestment of dividends) invested in Arrow’s common shares traded on the NYSE.
(5)

The amounts in this column show changes over the past five fiscal years in the value of $100 (assuming reinvestment of dividends), invested in Arrow’s Peer Group, consisting of Avnet, Inc., Celestica Inc., Flex Ltd., Jabil Inc., WESCO International, Inc., CDW Corp., HP Inc., HP Enterprise Co., and TD SYNNEX Corp.

(6)	The dollar amounts reported represent the amount of net income reflected in Arrow’s audited financial statements in its Annual Report on Form 10-K for the applicable year.
(7)

While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Absolute EPS is the financial performance measure that, in our assessment, represents the most important performance measure used to link “compensation actually paid” to NEOs to Company performance in 2025. Absolute EPS determines the payout with respect to 70% of our 2025 annual cash incentive. See Appendix A to this Proxy Statement for a reconciliation of Absolute EPS to the most directly comparable GAAP measure.

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Required Relationship Disclosure

In accordance with the Rules, Arrow is providing the following representation of the relationships between the information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid vs. Net Income

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Compensation Actually Paid vs. Absolute EPS (Company Selected Measure)

Required Tabular Measures

As required by the Rules, the following is a list of the most important performance measures used to link “compensation actually paid” to Company performance. The role of each of these performance measures in our executive compensation programs is more thoroughly discussed in the “Executive Compensation” section in the CD&A along with a description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.

Tabular List
Absolute EPS
Relative EPS Growth
ROIC
Relative TSR

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PROPOSALS 4a and 4b: AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTING PROVISIONS

THE BOARD RECOMMENDS A VOTE “FOR” the Amendment to Our Restated Certificate of Incorporation To REMOVE SUPERMajority Voting Provisions.

We are asking our shareholders to approve amendments (the “Majority Voting Amendments”) to Arrow’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate certain provisions that require a supermajority vote of shareholders and certain other ministerial changes. This summary of the Majority Voting Amendments is qualified in its entirety by the specific text of the proposed amendments to the Certificate of Incorporation, which are attached as Appendix B to this Proxy Statement.

A summary of the proposed amendments is as follows:

Proposal 4a:

Supermajority Requirement	Current Voting Standard	Proposed Amended Voting Standard
Sale transaction to 30% shareholder	90% vote of outstanding shares	Not Applicable (entire provision to be eliminated)
Amendment of the above provision	90% vote of outstanding shares	Not Applicable (entire provision to be eliminated)

Proposal 4b:

Supermajority Requirement	Current Voting Standard	Proposed Amended Voting Standard
Certain corporate transactions (not mentioned in Arrow’s Charter but default under New York law)	66 ⅔% vote of outstanding shares	Majority vote of outstanding shares

Background

At Arrow’s 2025 Annual Shareholder Meeting, our shareholders voted on a shareholder proposal requesting that the Board take the steps necessary, in compliance with applicable law, so that each shareholder voting requirement in our Certificate of Incorporation and By-laws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority. The proposal passed with the support of a majority of the votes cast.

The Board has carefully considered the advantages and disadvantages of maintaining supermajority voting requirements in our governance documents, including:

>	The provisions in the Certificate of Incorporation requiring 90% of the outstanding shares of capital stock of Arrow entitled to vote to approve (i) a merger, consolidation, or sale transaction with a

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shareholder holding at least 30% of outstanding shares of capital stock of Arrow and (ii) an amendment of such provision; and
>	The default statutory requirements under Sections 903, 909, 913, and 1001 of the New York Business Corporation Law (the “NY Supermajority Default Provisions”) requiring 66 ⅔% of the outstanding shares of capital stock of Arrow entitled to vote to approve certain corporate transactions, such as:
>	To merge Arrow into another company or to consolidate Arrow with another company;
>	To sell, lease, exchange or otherwise dispose of all or substantially all of Arrow’s assets outside the ordinary course of business;
>	To effect a share exchange under which Arrow becomes a subsidiary of another company and its stock is exchanged for the stock of that other company (which would be Arrow’s new parent); or
>	To dissolve Arrow.

In our 2025 proxy statement, the Board recommended that shareholders vote against the shareholder proposal, explaining that the supermajority voting requirements in the governance documents were narrow in scope and intended to ensure broad shareholder support for limited fundamental corporate matters and protect against large shareholders and activists acting in their own self-interests at the expense of smaller shareholders. The Board acknowledges, however, that shareholders have expressed a different view and, after weighing the considerations, including a review of the voting standards of its peer group, the Board has determined that it is in the best interests of Arrow and its shareholders to eliminate the supermajority voting requirements in our Certificate of Incorporation (Proposal 4a) and expressly opt out of the NY Supermajority Default Provisions (Proposal 4b)  by adopting the Majority Voting Amendments (there are no supermajority voting requirements in our By-laws).

If shareholders approve Proposals 4a and 4b by the required vote, the Majority Voting Amendments will become effective upon the filing and effectiveness of the Majority Voting Amendments with the Secretary of State of the State of New York. The Board currently plans to file the Majority Voting Amendments as soon as reasonably practicable after receiving the required approval from Arrow’s shareholders. If only Proposal 4a or Proposal 4b is approved, then only the applicable portion of the Majority Voting Amendments will be filed with the Secretary of State of the State of New York.

Board Recommendation

The Board has unanimously approved and now recommends that Arrow’s shareholders approve the Majority Voting Amendments as set out in Appendix B, which reflect the amendments proposed in Proposal 4a and Proposal 4b. Proposal 4a would delete the former Article TENTH of our Certificate of Incorporation and make certain other ministerial changes. Proposal 4b would add a new Article TENTH, Sections (a)-(d), to effectively override each of the NY Supermajority Default Provisions with a simple majority vote requirement.

Required Vote

Proposal 4a: The approval of Proposal 4a requires the affirmative vote of the holders of the majority of all outstanding shares entitled to vote on this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal. Proposal 4a includes certain other ministerial changes to our Certificate of Incorporation. The approval of Proposal 4a is not contingent upon the approval of Proposal 4b.

Proposal 4b: The approval of Proposal 4b requires the affirmative vote of the holders of at least 66 2/3% of all outstanding shares entitled to vote on this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal. The approval of Proposal 4b is not contingent upon the approval of Proposal 4a.

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PROPOSAL 5: ARROW PROPOSAL TO PROVIDE SHAREHOLDERS WITH THE ABILITY TO CALL A SPECIAL SHAREHOLDER MEETING AT A 25% OWNERSHIP THRESHOLD

THE BOARD RECOMMENDS A VOTE “FOR” thIS ADVISORY PROPOSAL TO PROVIDE SHAREHOLDERS WITH THE ABILITY TO CALL A SPECIAL SHAREHOLDER MEETING AT A 25% OWNERSHIP THRESHOLD.

We are asking our shareholders to vote on this advisory proposal regarding the establishment of the right for shareholders collectively owning 25% or more of Arrow’s common stock to call a special meeting. If this proposal is approved, the Board intends to take the necessary steps to amend Arrow’s By-laws to include such a right.

Overview and Analysis

Currently, under Arrow’s By-laws, a special meeting may be called only by the Board Chair or by a resolution of the Board. As part of the ongoing review of Arrow’s corporate governance practices by the Corporate Governance Committee and the Board, the Board has determined it is timely and appropriate to establish a mechanism by which a substantial portion of Arrow’s shareholders can also call a special meeting.

The Board recognizes that providing shareholders with the right to call special meetings is a meaningful corporate governance practice; however, the Board also believes that special meetings should be extraordinary events that require the support of a significant proportion of shareholders. Organizing a special meeting requires substantial costs and diverts the attention and resources of the Board and management from running the business. Establishing an unduly low ownership threshold for calling a special meeting would allow a small group of shareholders to misuse the procedure to advance their own special interests while forcing all of Arrow’s shareholders to bear the costs.

A 25% threshold is consistent with predominant corporate governance practices and is the most common ownership threshold among S&P 500 companies that permit shareholders to initiate special meetings. The Board believes that a 25% ownership threshold will appropriately balance rights of shareholders with the need to prevent the disruption and waste of corporate resources that could result from small groups of shareholders calling special meetings not desired by the broader shareholder base. The 10% threshold contemplated by Proposal 6 is lower than that of a significant majority of S&P 500 companies, and the Board believes that such a low threshold would risk imposing substantial unnecessary costs to Arrow’s shareholders without presenting additional benefits.

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Board Recommendation and Required Vote

The Board unanimously recommends that Arrow’s shareholders approve of this advisory proposal (Proposal 5) to provide shareholders with the right to call special meetings at a 25% ownership threshold.

This proposal is a non-binding recommendation to the Board and would not automatically establish a shareholder special meeting right if approved. However, if Arrow’s shareholders approve this proposal, the Board intends to take the necessary steps to amend Arrow’s By-laws to permit shareholders collectively owning at least 25% of Arrow’s common stock to call a special meeting. Approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Approval of Proposal 5 is not conditioned on approval or disapproval of Proposal 6.

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PROPOSAL 6: SHAREHOLDER PROPOSAL TO PROVIDE SHAREHOLDERS WITH THE ABILITY TO CALL A SPECIAL SHAREHOLDER MEETING AT A 10% OWNERSHIP THRESHOLD

John Chevedden, residing at 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, has informed Arrow that he intends to present the proposal set forth below at our Annual Meeting. We have been notified that Mr. Chevedden has continuously owned no fewer than 25 shares of our common stock since September 20, 2021. If Mr. Chevedden or his qualified representative is present at the Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the shareholder proposal is presented below as submitted by the shareholder and is quoted verbatim. Arrow disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

FOR THE REASONS STATED IN THE STATEMENT OF OPPOSITION FOLLOWING THE PROPOSAL, THE BOARD RECOMMENDS A VOTE “AGAINST” PROPOSAL 6.

Proposal 6 – Give Shareholders the Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.

There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.

This proposal topic received between 51 % and 72% support each in 2024 at Jabil, Warner Brothers Discovery, ANSYS, Vertex Pharmaceuticals and DexCom.

To guard against the Arrow Electronics Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.

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There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.

In the vast majority of cases or in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.

With the widespread use of online shareholder meetings it is much easier for a company to conduct a special shareholder meeting online, in the unlikely event that a special shareholder meeting ultimately takes place, and the Arrow Electronics documents need to be updated accordingly.

Please vote yes:

Give Shareholders the Ability to Call for a Special Shareholder Meeting — Proposal 6

The Board recommends that Arrow’s shareholders vote “AGAINST” this proposal.

The Board has carefully considered this proposal and believes that implementing a shareholder special meeting right with only a 10% ownership threshold is not consistent with best corporate governance practices, including the practices of most S&P 500 companies. However, the Board recognizes that providing shareholders with the ability to call special meetings is meaningful and has therefore recommended that shareholders approve Proposal 5, which includes a prudent 25% ownership threshold.

Overview and Analysis

As described in Proposal 5, the Board believes a 25% ownership threshold strikes the appropriate balance between enhancing shareholder rights and preventing the diversion of resources and distraction from business objectives that could result from the 10% ownership threshold contemplated by this proposal. A failure to receive 25% support to call a special meeting is a strong indicator that the vast majority of Arrow’s shareholders do not view an issue as critical to Arrow’s business or their interests as shareholders. The ownership threshold in Proposal 5 would allow Arrow’s shareholders to call a special meeting to act on significant, extraordinary, or urgent matters, while also minimizing the risk that a small minority of shareholders will misuse the procedure to pursue special interests that are not aligned with the rest of Arrow’s shareholder base.

Lowering the special meeting threshold could result in a waste of corporate resources and be disruptive to business operations. Convening a special meeting involves significant legal and administrative costs in addition to substantial expenses related to preparing, printing, and mailing the necessary disclosure and notification documents. A 10% ownership threshold would allow a small number of shareholders to use the right to call a special meeting as a means to advance special interest agendas or goals not widely shared by our shareholders as a whole, or to apply short-term oriented pressure that is inconsistent with the long-term interests of Arrow and the rest of our shareholders. The Board also believes it is important to evaluate the ownership threshold in the context of our actual shareholder base. In recent years, Arrow has had shareholders whose ownership has exceeded 10% of outstanding shares. A 10% ownership threshold would position such an investor, acting alone, to initiate a shareholder special meeting.

Furthermore, a 10% ownership threshold would not be appropriate given Arrow’s already robust shareholder engagement practices. The Board is already committed to a culture of accountability to shareholders, and Arrow consistently discusses Arrow’s corporate governance practices, management and CEO succession planning, executive compensation program, and corporate stewardship and impact practices, among other matters, with its shareholders, thoroughly considering shareholder perspectives to ensure Arrow’s practices protect and promote the interests of its shareholders. See “Corporate Governance Highlights” on page 6 for a summary of

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Arrow’s comprehensive corporate governance practices and see “Shareholder Engagement and Feedback” on page 7 for a summary of Arrow’s regular proactive engagement with our shareholder base.

Board Recommendation and Required Vote

In light of Arrow’s existing corporate governance policies and practices, its ongoing commitment to shareholder engagement, and the substantial risks that would accompany a minimal 10% ownership threshold, the Board believes that this proposal (Proposal 6) would not serve the best interests of Arrow or its shareholders. Accordingly, the Board unanimously recommends that Arrow’s shareholders vote AGAINST Proposal 6.

Proposal 6 is not binding upon Arrow or the Board. Notwithstanding the advisory nature Proposal 6, the Board values the perspectives of Arrow’s shareholders and will consider the outcome of the vote when determining whether and how to implement Proposal 5 and/or Proposal 6.

Approval of Proposal 6 requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Approval of Proposal 6 is not conditioned on approval or disapproval of Proposal 5.

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RELATED PERSON TRANSACTIONS

Arrow has a variety of policies and procedures for the identification and review of related person transactions.

Arrow’s Worldwide Code of Business Conduct and Ethics (“Code”) prohibits employees, officers, and directors from entering into transactions that present a conflict of interest. A conflict of interest arises when an employee’s private interests either conflict or appear to conflict with Arrow’s interests. The Code also requires that any such transaction, which may become known to any employee, officer, or director, be properly reported to Arrow. Any conflict of interest involving an executive officer requires a waiver from the Board. Any such waiver, or any amendment to the Code, would be disclosed on Arrow’s website.

A “related person transaction,” as defined under SEC rules, generally includes any transaction, arrangement, or relationship involving more than $120,000 in which Arrow or any of its subsidiaries was, is, or will be a participant and in which a “related person” (as defined under Item 404 of Regulation S-K) has a material direct or indirect interest. As part of the process related to the financial close of each quarter, Arrow distributes a disclosure checklist to the management of each operating unit and financial function globally, which seeks to ensure complete and accurate financial disclosure. One part of the checklist seeks to identify any related person transactions. Pursuant to Arrow’s written Disclosure Controls and Procedures, any previously undisclosed transaction is initially reviewed by: (i) Arrow’s Corporate Controller Department, in consultation with Arrow’s Disclosure Committee, to determine whether the transaction should be disclosed in Arrow’s SEC filings and (ii) Arrow’s Legal Department for consideration of the appropriateness of the transaction and to determine if it requires review and approval by the Board.

The Audit Committee conducts a reasonable prior review and oversight of all related person transactions required to be disclosed pursuant to SEC Regulation S-K or NYSE listing standards. In the course of its review of related person transactions, the Audit Committee considers all of the relevant facts and circumstances that are available to them, including but not limited to: (i) the benefits to Arrow; (ii) in a transaction involving a director, the impact on the director’s independence; (iii) the availability of comparable products or services; (iv) the terms of the transaction; and (v) whether the transaction is proposed to be on terms more favorable to the related third party than terms that could have been reached with an unrelated third party. The manager or director involved in the transaction will not participate in the review or approval of such transaction.

Arrow’s Corporate Controller Department, together with the Legal Department, is responsible for monitoring compliance with these policies and procedures. There have been no related party transactions requiring disclosure under SEC Regulation S-K since January 1, 2025.

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AVAILABILITY OF MORE INFORMATION

Arrow’s Corporate Governance Guidelines, the Corporate Governance Committee Charter, the Audit Committee Charter, the Compensation Committee Charter, the Code, the Director Resignation Policy and the Anti-Hedging and Anti-Pledging Policy, and the Finance Code of Ethics can be found under “Governance Documents” at the “Leadership and Governance” sub-link of Arrow’s Investor Relations page at investor.arrow.com.

Arrow’s 2025 Corporate Stewardship and Impact Report is available at arrow.com/corporate-stewardship.

The contents of these documents and these websites are not incorporated by reference in this Proxy Statement or any other report or document Arrow files with the SEC. Hard copies are available in print to any shareholder who requests them. Arrow’s transfer agent and registrar is Equiniti Trust Company, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120.

Shareholders and other interested parties who wish to communicate with the Board or any of its members (including independent directors as a group) may do so by submitting such communication to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9151 East Panorama Circle, Centennial, Colorado 80112. Arrow’s Corporate Secretary will present any such communication to the Board or applicable directors or group of directors, except those of a harassing nature or solicitations.

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MULTIPLE SHAREHOLDERS
WITH THE SAME ADDRESS

Arrow will promptly deliver upon request a separate copy of the Notice and/or this Proxy Statement and Annual Report to any shareholder at a shared address to which a single copy of these materials was delivered. To receive a separate copy of these materials, you may contact Arrow’s Investor Relations Department by mail at 9151 East Panorama Circle, Centennial, Colorado 80112; by telephone at 303 - 824 - 4544; or  by email at investor@arrow.com.

Arrow has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, Arrow is delivering only one copy of the Notice and/or this Proxy Statement and Annual Report to multiple shareholders who share the same address and have the same last name, unless Arrow received instructions to the contrary from an affected shareholder. This procedure reduces printing costs, mailing costs, and fees.

If you are a holder of Arrow’s common stock as of the Record Date and would like to revoke your householding consent and receive a separate copy of the Notice and/or this Proxy Statement and the Annual Report in the future, please contact Broadridge Financial Solutions, Inc. (“Broadridge”), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within thirty days of receipt of the revocation of your consent.

Any shareholders of record sharing the same address and currently receiving multiple copies of the Notice, the Annual Report, and this Proxy Statement, who wish to receive only one copy of these materials per household in the future, may contact Arrow’s Investor Relations Department at the address, telephone number, or e-mail listed above to participate in the householding program.

Several brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

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SUBMISSION OF SHAREHOLDER NOMINATIONS AND PROPOSALS

If a shareholder intends to present a proposal at Arrow’s 2027 annual shareholder meeting and seeks to have the proposal included in Arrow’s proxy statement relating to that annual meeting, pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by Arrow no later than the close of business on November 30, 2026.

Arrow’s By-laws govern the submission of director nominations and proposals that a shareholder wishes to have considered at Arrow’s 2027 annual shareholder meeting that are not included in Arrow’s proxy statement for that annual meeting. Under the By-laws, subject to certain exceptions, director nominations or proposals to be addressed at Arrow’s 2027 annual shareholder meeting may be made by a shareholder entitled to vote who has delivered a notice to Arrow’s Corporate Secretary no earlier than January 12, 2027 and not later than February 11, 2027. The notice must contain the information required by the By-laws. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

Arrow’s By-laws also provide that a shareholder, or a group of up to twenty shareholders, owning at least 3% of Arrow’s outstanding common stock continuously for at least three years, may include in our proxy statement director nominees constituting up to the greater of two directors or 20% of the number of directors on the Board, provided that the shareholder and the nominees satisfy the eligibility requirements in our By-laws. If you wish to nominate any person for election to our Board at the 2027 annual shareholder meeting under the proxy access provision of our By-laws, your nomination notice must be submitted to Arrow’s Corporate Secretary between October 30, 2026 and November 30, 2026, unless the date of the mailing of the notice for the 2027 annual shareholder meeting is moved by more than thirty days before or after the anniversary of the mailing date of this Proxy Statement, in which case the nomination must be received by the tenth day following the day on which public announcement of the date of mailing of the notice for the 2027 annual shareholder meeting is first made.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Arrow’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to Arrow at its principal executive offices no later than March 15, 2027. If the date of the 2027 annual shareholder meeting is changed by more than thirty calendar days from the first anniversary of the Annual Meeting, then notice must be provided by the later of sixty calendar days prior to the date of the 2027 annual shareholder meeting or the tenth calendar day following the day on which public announcement of the date of the 2027 annual shareholder meeting is first made.

By Order of the Board of Directors,

Carine L. Jean-Claude Corporate Secretary

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APPENDIX A

NON-GAAP EXECUTIVE COMPENSATION MEASURES

The tables below present calculations of performance measures used for short-term and long-term incentive compensation purposes. For a full discussion of these measures, refer to the information in the “Annual Cash Incentives” and “Long-Term Incentive Awards” sections in the CD&A.

The annual cash incentive is based on the “Absolute EPS” measure below.

The LTIP is based on: (1) the “Three-Year Relative EPS Growth” which is defined as “Three-Year EPS Growth” as calculated below compared to the EPS growth of Arrow’s Peer Group, and (2) the “Three-Year Average ROIC in Excess of Three-Year WACC” measure below.

The tables below include reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. For a description of the items adjusting the GAAP results in the tables below, refer to the respective fiscal year's Annual Report on Form 10-K filed with the SEC. Any analysis of results presented on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented on a GAAP basis.

Absolute EPS used in the annual cash incentive calculation excludes the impact of intangible asset amortization expense resulting from acquisitions. We believe excluding this expense provides an appropriate measure of short-term performance because acquisitions generally contribute to long-term value creation. For this same reason, we include this amortization expense in the Three-Year EPS Growth used in the LTIP calculation to hold management accountable for investments in acquisitions.

Absolute EPS used in the annual cash incentive calculation is adjusted to exclude the short-term impact of changes in foreign currencies in order to align the achieved result with the exchange rates used in setting the target. Additionally, Absolute EPS is adjusted to exclude pension settlement gains and losses, and gains and losses on investments, net. The Three-Year Relative EPS Growth LTIP calculation does not include these adjustments because the impacts are not readily available for the entire peer group.

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Annual Cash Incentive Measure

Absolute EPS

($ per diluted share)

	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2023	2022	2021
Net income per diluted share, as reported	$10.93	$7.29	$15.84	$21.80	$15.10
Intangible amortization expense	0.28	0.40	0.40	0.39	0.37
Restructuring, integration, and other charges(1)	1.69	2.00	1.12	0.17	0.17
Impact of wind down(2)	(0.14)	0.77	—	—	—
(Gain) loss on investments(3)	(1.60)	0.07	(0.26)	0.03	(0.13)
Other(4)	—	0.02	—	—	—
Non-recurring tax items(5)	(0.16)	—	0.02	—	—
FX impact(6)	(0.69)	0.28	(0.06)	0.74	0.10
Non-GAAP net income per diluted share(7)	$10.33	$10.83	$17.06	$23.13	$15.60

(1)

Restructuring, integration, and other charges for 2025 and 2024 include charges related to the termination of personnel, early lease termination charges, and consulting costs related to operating expense reduction initiatives. Restructuring, integration, and other charges for 2023 include charges to increase the environmental remediation reserves, early lease termination charges, and operating expense reduction initiatives.

(2)	Includes write-downs (recoveries) of inventory related to the wind down of businesses in 2025 and 2024.
(3)	Gain on investments for 2025 includes gain on sale of investment in certain equity securities previously accounted for as equity securities without a readily determinable fair value.
(4)	Other for 2024 includes loss on extinguishment of debt.
(5)	Includes income tax expense (benefit) related to legislation changes and other non-recurring tax adjustments.
(6)	Includes the impact of differences between foreign exchange rates assumed in plan targets and actual foreign exchange rates during the years presented.
(7)	The sum of the components for non-GAAP net income per diluted share may not agree to totals, as presented, due to rounding.

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Long-Term Incentive Program (LTIP) Measures

Three-Year EPS Growth

($ per diluted share)

	Year Ended
	December 31, 2025	December 31, 2022
Net income per diluted share, as reported	$10.93	$21.80
Restructuring, integration, and other charges(1)	1.69	0.17
Impact of wind down(2)	(0.14)	—
Non-recurring tax items(3)	(0.16)	—
Non-GAAP net income per diluted share(4)	$12.33	$21.97

Three-year EPS % growth	(49.9)%
Non-GAAP three-year EPS % growth	(43.9)%

(1)

Restructuring, integration, and other charges for 2025 include charges related to the termination of personnel, early lease termination charges, and consulting costs related to operating expense reduction initiatives.

(2)	Includes recoveries of inventory related to the wind down of businesses in 2025.
(3)	Includes income tax benefit related to legislation changes and other non-recurring tax adjustments.
(4)	The sum of the components for non-GAAP net income per diluted share may not agree to totals, as presented, due to rounding.

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Three-Year Average ROIC in Excess of Three-Year WACC

($ in thousands)

		Year Ended
	3 Year	December 31, 2025	December 31, 2024	December 31, 2023
	Average	(unaudited)	(unaudited)	(unaudited)
Numerator:
Consolidated operating income, as reported		$822,223	$768,557	$1,471,164
Equity in earnings of affiliated companies (1)		3,198	1,368	6,407
Less: Noncontrolling interests (1)		(1,572)	1,433	5,858
Consolidated operating income, as adjusted		826,993	768,492	1,471,713
Less: Tax effect		170,378	150,486	323,586
After-tax consolidated operating income, as adjusted		656,615	618,006	1,148,127

Consolidated operating income, as reported		$822,223	$768,557	$1,471,164
Restructuring & Integration charges		116,119	142,917	83,916
Impact of wind down to inventory		(10,266)	60,573	—
Pension expense(2)		(2,277)	(4,285)	(3,777)
Gain (loss) on investments, net(2)		109,888	(4,830)	19,284
Equity in earnings of affiliated companies(2)		3,198	1,368	6,407
Less: Noncontrolling interests (2)		(1,572)	1,433	5,858
Non-GAAP consolidated operating income, as adjusted		1,040,457	962,867	1,571,136
Less: Tax Effect		228,440	208,960	346,150
After-tax non-GAAP consolidated operating income, as adjusted		812,017	753,907	1,224,986

Denominator:
Average short-term borrowings, including current portion of long-term debt(3)		269,543	943,999	892,986
Average long-term debt(3)		2,731,100	2,480,428	3,068,681
Average total equity(3)		6,274,264	5,865,660	5,659,361
Average cash and cash equivalents(3)		232,548	222,136	234,840
Invested capital		$9,042,359	$9,067,951	$9,386,188

Return on invested capital (“ROIC”)	8.77%	7.26%	6.82%	12.23%
Less: Weighted average cost of capital (“WACC”)	9.00%	9.40%	8.94%	8.66%
ROIC in excess of WACC	(0.23)%	(2.14)%	(2.12)%	3.57%

Non-GAAP ROIC	10.12%	8.98%	8.31%	13.05%
Less: WACC	9.00%	9.40%	8.94%	8.66%
Non-GAAP ROIC in excess of WACC	1.12%	(0.42)%	(0.63)%	4.39%

(1)	Operating income is adjusted for noncontrolling interests and equity in earnings of affiliated companies to include the pro-rata ownership of non-wholly owned subsidiaries.
(2)

Non-GAAP operating income is adjusted to include write-downs (recoveries) of inventory related to the wind down of businesses, pension expense and gain (loss) on investments and is adjusted for noncontrolling interests and equity in earnings of affiliated companies to include the pro-rata ownership of non-wholly owned subsidiaries.

(3)	The year ended average is based on the addition of the account balance at the end of the five most recently ended quarters and dividing by five.

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APPENDIX B

RESTATED CERTIFICATE OF INCORPORATION

OF

ARROW ELECTRONICS, INC.

Under Section 807 of the Business Corporation Law

1.	The name of the Corporation is Arrow Electronics, Inc.
2.	The date of filing of the Certificate of Incorporation of the Corporation in the office of the Department of State is November 20, 1946.
3.

The Certificate of Incorporation is hereby amended or changed to effect the following amendments or changes authorized by the Business Corporation Law of the State of New York: (1) ~~(a) the elimination of the Corporation’s $19.375 Convertible Exchangeable Preferred Stock, no shares of which are outstanding and no shares of which series will be issued subject to the Certificate of Incorporation, (b) the elimination of the Corporation’s Participating Preferred Stock, no shares of which are outstanding and no shares of which series will be issued subject to the Certificate of Incorporation, and (c) the elimination of the Corporation’s Series B $19.375 Convertible Exchangeable Preferred Stock, no shares of which are outstanding and no shares of which series will be issued subject to the Certificate of Incorporation, (2) to change the post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon the Secretary of State, (3) to designate Corporation Service Company as the Corporation's registered agent, and to specify the address of the registered agent, and (4) to change the county location, within the state of New York, in which the office of the Corporation is located to Suffolk County.~~ Article TENTH is hereby deleted from the Certificate of Incorporation, which removes the requirement for an affirmative vote of the holders of at least 90% of all outstanding shares of capital stock entitled to vote thereon to authorize, adopt or approve certain actions, (2) a new Article TENTH is hereby added to the Certificate of Incorporation, which establishes a requirement for an affirmative vote of the holders of at least a majority of all outstanding shares of capital stock entitled to vote thereon to authorize, adopt or approve certain actions, and (3) to make certain other ministerial changes.

4.

To accomplish the foregoing amendments, the text of the Certificate of Incorporation is hereby restated as amended in its entirety to read as set forth in the Certificate of Incorporation of the Corporation as hereinafter restated.

5.

In accordance with Section 803(a) of the Business Corporation Law and Article TENTH, Section E of this Certificate of Incorporation, the foregoing amendments (1) and (3) to the Certificate of Incorporation were unanimously recommended by the whole Board of Directors of the Corporation (all of whom are “continuing directors” for the purposes of such Article TENTH, Section E as provided in the Certificate of Incorporation prior to the foregoing amendment) and by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders held on May 12, 2026.

6.

In accordance with Section 803(a) of the Business Corporation Law, the foregoing amendment (2) to the Certificate of Incorporation was duly authorized by the Board of Directors of the Corporation and by a vote of two-thirds of all outstanding shares entitled to vote thereon at a meeting of shareholders held on May 12, 2026.

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7.

The restatement of the Certificate of Incorporation herein provided for was authorized by the vote of holders of outstanding shares of the Corporation entitled to vote on the said restatement of the Certificate of Incorporation, having not less than the minimum requisite proportion of votes.

~~4.~~	The text of the certificate of incorporation hereby is restated, as amended, in its entirety as follows:

FIRST:The name of the Corporation is ARROW ELECTRONICS, INC.

SECOND:The purposes for which this Corporation is formed are as follows:

To design, patent, manufacture, fabricate, buy, sell, distribute, import, export and generally deal in electrical devices, wireless telegraph and telephone instruments, sets, apparatus and parts thereof, radio transmitting and receiving instruments, sets, apparatus and parts thereof, electronic devices, instruments, sets, apparatus and parts thereof, as well as television instruments, sets, apparatus and parts thereof.

To buy, sell and trade in all machinery, supplies and merchandise, and to do any and every act or thing that may be appurtenant, incidental to or necessary in connection with the foregoing purposes.

To take, buy, exchange, lease or otherwise acquire real estate and any interest or right therein, and to hold, own, operate, control, maintain, manage and develop the same and to construct, maintain, alter, manage and control directly or through ownership of stock in any other corporation any and all kinds of buildings, stores, offices, warehouses, mills, shops, factories, machinery and plants, and any and all other structures and erections which may at any time be necessary, useful or advantageous for the purpose of this Corporation.

To sell, assign and transfer, convey, lease or otherwise alienate or dispose of, and to mortgage or otherwise encumber the lands, buildings, real and personal property of the Corporation wherever situated, and any and all legal and equitable interests therein.

To purchase, sell, lease, manufacture, deal in and deal with every kind of goods, wares and merchandise, and every kind of personal property, including patents and patent rights, chattels, easements, privileges and franchises which may lawfully be purchased, sold, produced, or dealt in by corporations formed under Article Two of the Stock Corporation Law of the State of New York.

To purchase, acquire, hold and dispose of the stocks, bonds and other evidences of indebtedness of any corporation, domestic or foreign, and to issue in exchange therefor its stocks, bonds or other obligations, and to exercise in respect thereof all the rights, powers and privileges of individual owners; including the right to vote thereon; and to aid in any manner permitted by law any corporation of which any bonds or other securities or evidences of indebtedness or stocks are held by this corporation, and to do any acts or things designed to protect, preserve, improve or enhance the value of any such bonds or other securities or evidence of indebtedness of stock.

The foregoing and the following clauses shall be construed as objects and powers in furtherance and not in limitation of the general powers conferred by the laws of the State of New York; and it is hereby expressly provided that the foregoing and the following enumeration of specific powers shall not be held to limit or restrict in any manner the powers of this Corporation, and that this Corporation may do all and everything necessary, suitable or proper for the accomplishment of any of the purposes or objects hereinabove enumerated either alone or in association with other corporations, firms or individuals, to the same extent and as fully as individuals might or could do as principals, agents, contractors or otherwise.

Nothing in this certificate contained, however, shall authorize the Corporation to carry on any business or exercise any powers in any state or county which a similar corporation organized under the laws of such state or county could not carry on or exercise; or to engage within or without the State of New York in the business of a lighting or a transportation corporation, or in the common carrier business, or to issue bills, notes or other evidences of debt for circulation of money.

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THIRD:The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Sixty-Two Million (162,000,000) shares, consisting of:

(a)Two Million (2,000,000) shares of Preferred Stock having a par value of $1 per share (hereinafter referred to as “Preferred Stock”); and

(b)One Hundred Sixty Million (160,000,000) shares of Common Stock having a par value of $1 per share (hereinafter referred to as “Common Stock”)

A.	Preferred Stock:

Shares of Preferred Stock may be issued from time to time in one or more series, as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated.  All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative.  The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph C of this Article THIRD, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

(a)The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(b)The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

(c)The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or, of any series of the same or any other class or classes or, of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

(d)Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which Preferred Stock of such series may be redeemed;

(e)The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

(f)The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

(g)The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine; provided,

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however, that each holder of Preferred Stock shall have no more than one vote in respect of each ~~shares~~share of Preferred Stock held by him on any matter voted upon by the shareholder.

B.	Common Stock

1.After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article THIRD), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article THIRD), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article THIRD, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

2.After distribution, in full of the preferential amount, if any (~~foxed~~fixed in accordance with the provisions of Paragraph A of this Article THIRD), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock held by them respectively.

3.Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article THIRD, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the shareholders.

C.	Other Provisions

1.No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

2.The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph A of this Article THIRD and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article THIRD that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

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3.Subject to the provisions of subparagraph 2 of this Paragraph C, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

4.Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

5.The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

FOURTH:The Office of the Corporation within the State of New York shall be located in the County of Suffolk.

FIFTH:The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation accepted on behalf of the Corporation, is Corporation Service Company, 80 State Street, Albany, NY 12207.

SIXTH:The duration of the Corporation shall be perpetual.

SEVENTH:The number of directors shall be no less than three and no more than fifteen.  Directors need not be shareholders.

EIGHTH:The Corporation designates the following as its registered agent upon whom process against the Corporation may be served in the State of New York:

Corporation Service Company

80 State Street

Albany, NY 12207

NINTH:The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law:

No contract or other transaction between the Corporation and any other firm or corporation shall be affected or invalidated by reason of the fact that any one or more of the directors or officers of this Corporation is or are interested in, or is a member, stockholder, director, or officer, or are members, stockholders, directors, or officers of such other firm or corporation; and any director or officer or officers, individually or jointly, may be a party or parties to, or may be interested in, any contract or transaction of this Corporation, or in which this Corporation is interested, and no contract, act or transaction of this Corporation with any person or persons, firm, association or corporation, shall be affected or invalidated by reason of the fact that any director or directors, officer or officers of this Corporation is a party or are parties to, or interested in, such contract, act or transaction, or in any way connected with such person or persons, firm, association or corporation, and each and every person who may become a director or officer of this Corporation is relieved from any liability that might otherwise exist from thus contracting with this Corporation for the benefit of himself or any firm, association or corporation in which he may be in anywise interested.

Subject to such restrictions and regulations contained in By-Laws adopted by the stockholders, the Board of Directors may make, alter, amend and rescind the ~~By-laws~~By-Laws, and may provide therein for the appointment of an executive committee from their own members, to exercise all or any of the powers of the Board, which may lawfully be delegated when not in session.  The By-Laws may be amended or repealed, at any time, by the stockholders.

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The Board of Directors shall have power in its discretion, to provide for and to pay to directors rendering unusual or exceptional services to the Corporation, special compensation appropriate to the value of such services.

By resolution duly adopted by the holders of not less than a majority of the shares of stock then issued and outstanding and entitled to vote at any regular or special meeting of the stockholders of the Corporation duly called and held as provided in the By-Laws of the Corporation, any director or directors of the Corporation may be removed from office at any time or times, with ~~our~~or without cause.  The Board of Directors may at any time remove any officer of the Corporation with or without cause.

Any person made a party to any action, suit or proceeding by reason of the fact that he, is testator or intestate, is or was a director, officer or employee of the Corporation or of any corporation which he served as such at the request of the Corporation shall be indemnified by the Corporation against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, director or employee is liable for negligence or misconduct in the performance of his duties.  The foregoing right or indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this section.

The Corporation may use and apply its surplus earnings or accumulated profits, not otherwise by law to be reserved, to the purchase or acquisition of property and to the purchase or acquisition of its own capital stock from time to time and to such extent and in such manner and upon such terms as its Board of Directors shall determine; and neither the property nor the capital stock so purchased or acquired, nor any of its own capital stock taken in payment of satisfaction of any debt due to the Corporation, shall be regarded as profits for the purpose of declaration or payment of dividends, unless otherwise determined by a majority of the Board of Directors.

A director of this Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of fiduciary duty as a director, except for liability resulting from a judgment or other final adjudication adverse to the director:  (i) for acts or omissions in bad faith or which involve intentional misconduct or a knowing violation of the law, (ii) for any transaction from which the director derived a financial profit or other advantage to which the director was not legally entitled, or (iii) under Section 719 of the New York Business Corporation Law.

TENTH: At a meeting of shareholders, following all requisite approvals under the Business Corporation Law, the affirmative vote of a majority of all outstanding shares entitled to vote thereon shall be required to take any of the following actions:

~~Tenth: A. 1. In addition to any affirmative vote required by law or under any other provision of this Certificate of Incorporation, and except as otherwise expressly provided in Paragraph B:~~

~~(i)any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (A) any 30% Shareholder (as hereinafter defined) or (B) any other corporation (whether or not itself a 30% Shareholder) which, after such merger or consolidation, would be an Affiliate (as hereinafter defined) of a 30% Shareholder, or~~

~~(ii)any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any 30% Shareholder of any assets of the Corporation or any Subsidiary having an aggregate fair market value of $5,000,000 or more, or~~

~~(iii)the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to any 30% Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market~~

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~~value of $5,000,000 or more, provided, however, that this clause (iii) shall not be applicable to any issuance or transfer to a 30% Shareholder if the acquisition of the 30% Interest (as hereinafter defined) by such 30% Shareholder was approved by the Board of Directors of the Corporation prior to the time that such 30% Shareholder became a 30% Shareholder and such 30% Shareholder is entitled to acquire such shares pursuant to an agreement approved by a majority of the continuing directors, or~~

~~(iv)any reclassification of securities (including any reverse stock split), recapitalization, reorganization or any similar transaction designed to reduce materially, or having the effect of reducing materially, the percentage of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Article TENTH as one class (“Voting Shares”), which are held by the holders (“Public Holders”) of Voting Shares other than any 30% Shareholder,~~

~~shall require the affirmative vote of the holders of at least 90% of the Voting Shares. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.~~

~~2.The term “business combination” as used in this Article TENTH shall mean any transaction which is referred to in any one or more of clauses (i) through (iv) of subparagraph 1 of this Paragraph A.~~

~~B.The provisions of Paragraph A of this Article TENTH shall not be applicable to any particular business combination, and such business combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if all of the following conditions shall have been satisfied:~~

~~1 The ratio of:~~

~~(a)the aggregate amount of the cash and the fair market value of other consideration to be received per share by holders of common stock of the Corporation (“Common Stock”) in such business combination,~~

~~(b)the market price of the Common Stock immediately prior to the announcement of such business combination is at least as great as the ratio of~~

~~(i)the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers’ fees) which such 30% Shareholder has theretofore paid for any shares of Common Stock already owned by it, to~~

~~(ii)the market price of the Common Stock immediately prior to the initial acquisition by such 30% Shareholder of any Common Stock; and~~

~~2.The aggregate amount of the cash and fair market value of other consideration to be received per share by holders of Common Stock in such business combination~~

~~(i)is not less than the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by such 30% Shareholder in acquiring any of its holdings of Common Stock, and~~

~~(ii)is not less than the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on such business combination multiplied by the then price/earnings multiple (if any) of such 30% Shareholder as customarily computed and reported in the financial community; and~~

~~3.The consideration to be received by holders of Common Stock in such business combination shall be in the same form and of the same kind as the consideration paid by the 30% Shareholder in acquiring the shares of Common Stock already owned by it; and~~

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~~4.After such 30% Shareholder has acquired ownership of not less than 30% of the then outstanding Voting Shares (a “30% Interest”) and prior to the consummation of such business combination:~~

~~(i)the 30% Shareholder shall have taken steps to ensure that the Corporation’s Board of Directors include at all times representation by continuing director(s) (as hereinafter defined) proportionate to the ratio that the Voting Shares which from time to time are not owned by any 30% Shareholder bear to all Voting Shares outstanding at such respective times (with a continuing director to occupy any resulting fractional board position);~~

~~(ii)there shall have been no reduction in the rate of dividends payable on the Common Stock except as necessary to ensure that a quarterly dividend payment does not exceed 15% of the net income of the Corporation for the four full consecutive fiscal quarters immediately preceding the declaration date of such dividend, or except as may have been approved by a unanimous vote of all directors which the Corporation would have if there were no vacancies (the “whole Board”);~~

~~(iii)such 30% Shareholder shall not have acquired any newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 30% Interest or as a result of a pro rata stock dividend or stock split); and~~

~~(iv)such 30% Shareholder shall not have acquired any additional shares of the Corporation’s outstanding Common Stock or securities convertible into or exchangeable for Common Stock except as a part of the transaction which resulted in such 30% Shareholder acquiring its 30% interest; and~~

~~5.Prior to the consummation of such business combination, such 30% Shareholder shall not have (i) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation, or (ii) made any major changes in the Corporation’s business or equity capital structure without the unanimous approval of the whole Board; and~~

~~6.A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall have been mailed to all holders of Voting Shares for the purpose of soliciting shareholder approval of such business combination. Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination which the continuing directors, or any of them, may have furnished in writing and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such business combination, from the point of view of the Public Holders (such investment banking firm to be selected by a majority of the continuing directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by the Corporation of such opinion).~~

~~C.For the purposes of this Article TENTH:~~

~~1.A “person” shall mean any individual, firm, corporation or other entity.~~

~~2.“30% Shareholder” shall mean, in respect of any business combination, any person (other than the Corporation) who or which, as of the record date for the determination of shareholders entitled to notice of and to vote on such business combination,~~

~~(a)is the beneficial owner, directly or indirectly, of not less than 30% of the Voting Shares, or~~

~~(b)is an Affiliate of the Corporation and at any time prior thereto was the beneficial owner, directly or indirectly, of not less than 30% of the then outstanding Voting Shares, or~~

~~(c)is an assignee of or has otherwise succeeded to any shares of capital stock of the Corporation which were at any time prior thereto beneficially owned by any 30% Shareholder, and such~~

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~~assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, provided, however that this clause (c) shall not be applicable to any assignment or succession of shares of capital stock that were previously owned by any 30% Shareholder if the acquisition of the 30% Interest by each 30% Shareholder that previously owned any of such shares was approved by the Board of Directors of the Corporation prior to the time that such 30% Shareholder became a 30% Shareholder and each assignment or succession of such shares from such a 30% Shareholder is in accordance with an agreement between such 30% Shareholder and the Corporation approved by a majority of the continuing directors that permits such an assignment or succession.~~

~~3.A person shall be the “beneficial owner” of any Voting Shares:~~

~~(a)which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly, or~~

~~(b)which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or~~

~~(c)which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.~~

~~4.The outstanding Voting Shares shall include shares deemed owned through application of subparagraph 3 above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.~~

~~5.“Continuing director” shall mean a person who was a member of the Board of Directors of the Corporation elected by the Public Holders prior to the date as of which any 30% Shareholder acquired in excess of 10% of the then outstanding Voting Shares, or a person designated (before his initial election as a director) as a continuing director by a majority of the then continuing directors.~~

~~6.“Other consideration to be received” shall mean Common Stock of the Corporation retained by its Public Holders in the event of a business combination in which the Corporation is the surviving corporation.~~

~~7.“Affiliate” and “Associate” shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1978.~~

~~8.“Subsidiary” means any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1978) is owned, directly or indirectly, by the Corporation.~~

~~D.A majority of the continuing directors shall have the power and duty to determine for the purposes of this Article TENTH, on the basis of information known to them, (a) the number of Voting Shares beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in subparagraph 3 of Paragraph C, or (d) whether the assets subject to any business combination have an aggregate fair market value of $5,000,000 or more.~~

~~E.Any amendment, alteration, change or repeal of this Article TENTH of this Certificate of Incorporation shall require the affirmative vote of the holders of at least 90% of the then outstanding Voting Shares; provided,~~

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~~however, that this Paragraph E shall not apply to, and such 90% vote shall not be required for, any amendment, alteration, change or repeal unanimously recommended to the shareholders by the whole Board if all members of the whole Board are continuing directors.~~

~~F.Nothing contained in this Article TENTH shall be construed to relieve any 30% Shareholder from any fiduciary obligation imposed by law.~~

~~5.That the above-described amendments to this Certificate of Incorporation were authorized by vote of the Board of Directors of the Corporation without a vote of the shareholders, as authorized by Sections 807(a), 502(e), and 803(b) of the Business Corporation Law.~~

(a) to adopt a plan of merger or consolidation in accordance with Section 903 of the Business Corporation Law or any successor provision thereto;

(b) to approve the sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation in accordance with Section 909 of the Business Corporation Law or any successor provision thereto;

(c) to adopt a plan for the exchange of shares in accordance with Section 913 of the Business Corporation Law or any successor provision thereto; and

(d) to authorize the dissolution of the Corporation in accordance with Section 1001 of the Business Corporation Law or any successor provision thereto.

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IN WITNESS WHEREOF this Restated Certificate of Incorporation has been signed this day of ~~December 12~~[●], ~~2024~~2026.

Name:	Carine L. Jean-Claude
Title:	Senior Vice President, Chief Legal Officer and Secretary

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RESTATED CERTIFICATE OF INCORPORATION

OF

ARROW ELECTRONICS, INC.

Under Section 807 of the Business Corporation Law

Department of State Identification Number: 60328

Filer's Name and Mailing Address:

ARROW ELECTRONICS, INC.

Name

ARROW ELECTRONICS, INC.

Company, if applicable

9151 EAST PANORAMA CIRCLE

Mailing Address

CENTENNIAL, CO, UNITED STATES, 80112

City, State, and Zip Code

113

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V90554-P47152 ! ! ! 01) William F. Austen 02) Lawrence (Liren) Chen 03) Steven H. Gunby 04) Michael D. Hayford 05) Andrew C. Kerin 06) Carol P. Lowe 07) Mary T. McDowell 08) Gerry P. Smith For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ARROW ELECTRONICS, INC. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR ALL the following: If acting as attorney, executor, trustee or in other representative capacity, please sign name and title. 2. To ratify the appointment of Ernst & Young LLP as Arrow's independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, by non-binding vote, named executive officer compensation. 4a. To approve amendments to Arrow’s Certificate of Incorporation to remove supermajority voting provisions. 4b. To approve amendments to Arrow’s Certificate of Incorporation to override default supermajority voting requirements under the New York Business Corporation Law. 5. Arrow proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold. 6. Shareholder proposal to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the following proposal: SCAN TO VIEW MATERIALS & VOTEw ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, COLORADO 80112 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON You can cast your vote in person at the annual meeting. At the meeting, you will need to request a ballot to vote these shares.

V90555-P47152 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and annual report are available at www.proxyvote.com. Internet or telephone voting is available through 11:59 p.m. Eastern Time on Monday, May 11, 2026. Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote by Internet or telephone, you do NOT need to mail your proxy card. You can also view Arrow's Annual Report and Proxy Statement on the Internet at: www.proxyvote.com. ARROW ELECTRONICS, INC. PROXY for Annual Meeting of Shareholders, May 12, 2026 This proxy is solicited by the Board of Directors. The undersigned hereby appoints Carine L. Jean-Claude and Matthew S. Senko, and any one or both of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of ARROW ELECTRONICS, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Tuesday, May 12, 2026, at 8:00 a.m. Mountain Time, at The Inverness Denver, a Hilton Golf and Spa Resort, 200 Inverness Drive West, Englewood, Colorado 80112, or any adjournments thereof, as set forth on the reverse hereof. This proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, it will be voted “FOR” the election of each of the director nominees named in Proposal 1, “FOR” each of Proposals 2, 3, 4a, 4b, and 5, and "AGAINST" Proposal 6. Please Return this Proxy Promptly in the Enclosed Envelope